UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WIZZARD SOFTWARE CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

April 29, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wizzard Software Corporation, which will be held on Friday, June 29, 2012, starting at 10:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 East Atlantic Ave., Delray Beach, FL 33483.  In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be a report with respect to the current status of our operations and an opportunity for you to ask questions.

Whether or not you plan to attend the meeting, the prompt execution of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

The Proxy Statement contains a more extensive discussion of each proposal and therefore you should read the Proxy Statement carefully.  The Board of Directors unanimously recommends that you approve all proposals.

Only stockholders of record at the close of business on April 30, 2012 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

If you have any questions after reading the Proxy Statement and other materials we have sent, please call Art Batson, our Investor Relations Representative, at (407) 478-1120.

Sincerely,

/s/ Christopher J. Spencer
Christopher J. Spencer
Chairman and Chief Executive Officer

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the meeting may vote their shares personally even though they have sent their proxies.

5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2012

To the Stockholders of Wizzard Software Corporation:

The 2012 Annual Meeting of Stockholders of Wizzard Software Corporation, a Colorado corporation (the “Company”), will be held on Friday, June 29, 2012, starting at 10:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 East Atlantic Ave., Delray Beach, FL 33483, for the following purposes:

1.

To elect four directors to serve a two year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors;

2.

To approve our 2012 Stock Option Plan of 3,000,000 options for shares of common stock;

3.

To approve the Share Exchange Agreement entered into on April 5, 2012, between the Company; Universal Entertainment Group Limited, a British Virgin Islands corporation; Digital Entertainment International Ltd., a corporation organized under the laws of the Hong Kong Special Administrative Region; Beijing Dingtai Guanqun Culture Co. Ltd, a corporation organized under the laws of the People’s Republic of China (the “PRC”); Beijing FAB Culture Co., Ltd., a corporation organized under the laws of the PRC; and Beijing FAB Digital Entertainment Products Co., Ltd, a corporation organized under the laws of the PRC, (collectively, the “FAB Parties”), and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto;

4.

To ratify the selection by the Board of Directors of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2012;

5.

The appointment of two additional directors per the terms of the Share Exchange Agreement, subject to approval of Proposal No. 3 above and the closing of the Share Exchange Agreement;

6.

The amendment of the Company’s Articles of Incorporation to change its name to such name as the Company’s Board of Directors and the FAB Parties shall determine which amendment shall be subject to the prior closing of the Share Exchange Agreement.

7.

To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

 Our Board of Directors recommends that you vote FOR each of Proposals 1 through 6 above.  Our Board of Directors has chosen the close of business on April 30, 2012, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about May 21, 2012.

By Order of the Board of Directors,

/s/ Douglas Polinsky
Douglas Polinsky
Director

April 29, 2012

PROXY STATEMENT TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1

EXECUTIVE OFFICERS

5

CORPORATE GOVERNANCE

7

Board Leadership Structure and Risk Oversight

7

Board of Directors Independence

7

Committees of the Board of Directors

7

Communicating Concerns to Directors

8

Board and Committee Meetings

8

Nominating Committee Report

8

Audit Committee Report

9

Compensation Committee Interlocks and Insider Participation

10

COMPENSATION DISCUSSION AND ANALYSIS

10

Overview and General Philosophy

10

Compensation Objectives

10

Compensation Administration

11

Compensation Components

11

Retirement and Other Benefits

12

Compensation Committee Report

12

Restricted Stock Awards

13

Outstanding Equity Awards at Fiscal Year End

13

Nonqualified Deferred Compensation

14

Other Potential Post-Employment Payments

14

Summary Information about Equity Compensation Plans

14

DIRECTOR COMPENSATION

15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

16

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

17

PROPOSAL NO. 2 - APPROVAL OF THE WIZZARD SOFTWARE CORPORATION 2012 STOCK OPTION PLAN

18

PROPOSAL NO. 3 - APPROVAL OF THE SHARE EXCHANGE AGREEMENT DATED APRIL 5, 2012, AND THE ISSUANCE OF UP TO 40,579,000 SHARES OF OUR COMMON STOCK IF ALL REVENUE AND CORPORATE GOVERNANCE OBJECTIVES ARE MET PURSUANT THERETO                                                  19

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

63

PROPOSAL NO. 5 - ELECTION OF TWO ADDITIONAL DIRECTORS PER THE TERMS OF THE SHARE EXCAHNGE AGREEMENT SUBJECT TO APPROVAL OF PROPOSAL NO 3 OF THIS PROXY STATEMENT.                                                                                                                                                                     64

PROPOSAL NO. 6- THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO SUCH NAME AS THE COMPANY’S BOARD OF DIRECTORS AND THE FAB PARTIES SHALL DETERMINE, WHICH AMENDMENT SHALL BE SUBJECT TO THE PRIOR CLOSING OF THE SHARE EXCHANGE AGREEMENT.                                                                                                                       66

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on June 29, 2012

GENERAL INFORMATION

This proxy statement is being furnished to the stockholders of Wizzard Software Corporation, a Colorado corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of Wizzard for use at Wizzard’s Annual Meeting of Stockholders and any and all adjournments or continuations of the annual meeting, to be held Friday June 29, 2012, starting at 10:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 East Atlantic Ave Delray Beach, FL 33483, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  These materials will be first mailed to stockholders on or about May 21, 2012.

When we use “Wizzard,” “we,” “us,” “our” or the “Company,” we are referring to Wizzard Software Corporation.

This Proxy Statement and our Annual Report to Shareholders are also available at:

http://annualreports.wizzardsoftware.com.

http://proxystatement.wizzardsoftware.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: (i) the election of four directors to serve a two year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors; (ii) the approval of our 2012 Stock Option Plan; (iii) the approval of the Share Exchange Agreement that we entered into on April 5, 2012, with Universal Entertainment Group Limited, a British Virgin Islands corporation; Digital Entertainment International Ltd., a corporation organized under the laws of the Hong Kong Special Administrative Region; Beijing Dingtai Guanqun Culture Co. Ltd, a corporation organized under the laws of the People’s Republic of China (the “PRC”); Beijing FAB Culture Co., Ltd., a corporation organized under the laws of the PRC; and Beijing FAB Digital Entertainment Products Co., Ltd, a corporation organized under the laws of the PRC, (collectively, the “FAB Parties”), and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto; (iv) the ratification of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2012; (v) the appointment of two additional board members per the terms of the Share Exchange Agreement, and subject to the closing thereof; and (vi) the amendment of the Company’s Articles of Incorporation to change its name to such name as the Company’s Board of Directors and the FAB Parties shall determine, which amendment shall be subject to the prior closing of the Share Exchange Agreement. An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

Summary term sheet.

  The following information summarizes the terms of the Share Exchange Agreement that is the subject of Proposal No. 3 herein.  It is only a summary and you are urged to carefully review the disclosure under Proposal No. 3 for a more detailed description of the Share Exchange Agreement and the transactions contemplated thereby.

Under the Share Exchange Agreement:

•

Wizzard agreed to acquire all of the issued and outstanding shares of Digital Entertainment International Ltd. (“Digital HKCo”) in exchange for such number of common shares as represents 49% of Wizzard’s issued and outstanding shares, on a fully-diluted basis, as of the closing date of the Share Exchange Agreement (the “Initial Shares”);

•

The voting rights of the Initial Shares will be controlled by Wizzard’s Board of Directors until certain Corporate Governance Objectives have been met over a period of eight consecutive and complete quarters after such closing date;

•

Wizzard will issue 290 shares of its Series B Convertible Preferred Stock, which shall be convertible into an additional 29% of Wizzard’s issued and outstanding common stock on a fully diluted basis upon the attainment of certain Corporate Governance Objectives and Revenue Objectives over a period of six consecutive and complete quarters after the closing date;

•

The FAB parties are to designate two members to serve on Wizzard’s Board of Directors along with Wizzard’s four current directors, and with one of such new members to be designated Chairman of the Board; and

•

Fifty percent of the Initial Shares will be subject to the terms of a Lock-up Agreement restricting transfer thereof for a period of 12 months following the closing date.

Who can attend the annual meeting?

All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the annual meeting. Our Board of Directors has chosen the close of business on April 30, 2012, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

What proposals will be voted on at the annual meeting?

Stockholders will vote on four proposals at the annual meeting:

•

the election of four directors to serve a two year term from the date of the Annual Meeting, or until their prior resignation or termination and the election and qualification of their successors;

•

the approval of the 2012 Stock Option Plan of 3,000,000 options for shares of common stock;

•

the approval of the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto;

•

the ratification of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2012,

•

the appointment of two additional directors per the terms of the Share Exchange Agreement, subject to the approval and the closing thereof; and

•

the amendment of our Articles of Incorporation to change our name to such name as the Board of Directors and the FAB Parties shall determine, which amendment shall be subject to the prior closing of the Share Exchange Agreement.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the four nominated directors;
•	FOR the approval of the 2012 Stock Option Plan of 3,000,000 options for shares of common stock;
•	FOR the approval of the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto;
•	FOR the ratification of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2012,
•	FOR the appointment of two additional directors per the terms of the Share Exchange Agreement subject to approval and the closing thereof.
•

FOR the amendment of our Articles of Incorporation to change our name to such name as the Board of Directors and the FAB Parties shall determine, subject to the prior closing of the Share Exchange Agreement.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on April 30, 2012, which we refer to as the “record date,” are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 8,623,273 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the “stockholder of record.” The proxy statement, Annual Report and proxy card have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Colorado law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting and, therefore, do not have an effect on the outcome of any of the proposals.

What is required to approve each item?

•

For Proposal 1 (election of directors), a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors.

•

For Proposal 2 (2012 Stock Option Plan), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 3 (approval of the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 4 (ratification of the selection of the independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 5 (election of two additional directors, subject to approval of Proposal 3 and the closing of the Share Exchange Agreement), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 6 (the amendment of the Company’s Articles of Incorporation to change its name, subject to approval of Proposal 3 and the closing of the Share Exchange Agreement), ), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For any other matters (other than the election of directors) on which stockholders of Wizzard are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Annual Meeting. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,
•	submitting a properly signed proxy card bearing a later date,
•	voting in person at the annual meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company.  The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the Annual Report on Form 10-K or this Proxy Statement, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

 John Busshaus, Chief Financial Officer

Wizzard Software Corporation

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by calling John Busshaus, Chief Financial Officer, at (412) 621-0902.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting Kathy Neal, at (412) 621-0902.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, you must vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time and resume receiving stockholder communications in print form.

What are the requirements for presenting stockholder proposals?

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meeting, including the submission of nominees for election to the Board of Directors, consistent with regulations adopted by the Securities and Exchange Commission (the “SEC”) and our Bylaws. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2013 annual meeting, we must receive them not later than January 1, 2013, or such later date as we may specify in our SEC filings. Your proposals should be addressed to Wizzard Software Corporation at 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Corporate Secretary.

We anticipate that proxies solicited in connection with our 2012 Annual Meeting will confer discretionary authority to vote on matters, among others, of which we do not receive notice prior to April 4, 2012.

Am I entitled to dissenter’s rights?

Under Colorado law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.

What are the interests of the Company’s directors and officers in the matters to be acted upon?

Except as indicated below, none of our directors, executive officers, nominees for election as directors, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon.

To the extent that any of the above-referenced persons may be eligible to participate in our 2012 Stock Option Plan, they may be deemed to have an interest in the adoption of such plan.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact John Busshaus, our Chief Financial Officer:

•	by mail, to:

John Busshaus, Chief Financial Officer

Wizzard Software Corporation

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by telephone, at (412) 621-0902

EXECUTIVE OFFICERS

The following table sets forth:

•	the names of our current executive officers,
•	their ages as of the record date for the annual meeting and
•	the capacities in which they currently serve Wizzard :

Name	Age	Position(s)	Officer Since
Christopher J. Spencer	43	Chief Executive Officer and Director	2001
John Busshaus	49	Chief Financial Officer	2007

See “Proposal No. 1 — Election of Directors” for biographical information regarding Mr. Spencer and each of our other current directors.

John Busshaus has served as Chief Financial Officer since January 29, 2007.  Mr. Busshaus has been responsible for our overall accounting and financial reporting functions since joining the Company in April 2006. From 2004 to 2006, Mr. Busshaus was an independent business consultant.  Mr. Busshaus’ efforts were assisting organizations with the implementation of Sarbanes Oxley, filing of SEC reports, and taking a company through an IPO.  Mr. Busshaus worked for Talanga International from 2001 to 2004, where he was the Chief Financial Officer for the company.  From 1999 to 2000, Mr. Busshaus worked for Mellon Bank as Controller and Vice President, and was responsible for strategic planning and managing the annual and monthly budgeting within Global Security Services.  From 1994 to 1998, Mr. Busshaus worked for PepsiCo as Senior Business Planner, and was responsible for annual and quarterly budgets planning, as well as weekly, monthly and quarterly reporting of results.  As a member of management, Mr. Busshaus' efforts contributed to the revenue growth and market share increases in a market that was categorized as saturated.

Involvement in Certain Legal Proceedings

     During the past ten years, none of our present or former directors, executive officers or persons nominated to become directors or executive officers:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed,

suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family Relationships

     There are no family relationships between any of our directors or executive officers.

CORPORATE GOVERNANCE

We uphold a set of basic values to guide our actions and are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and Board of Directors committee charters, form the framework for governance of Wizzard.  The Code of Ethics and Business Conduct, Board of Directors committee charters, Bylaws and Certificate of Incorporation are available at our corporate offices. Stockholders may request free printed copies of these documents from:

Wizzard Software Corporation

Attn: Kathy Neal

5001 Baum Blvd., Suite 770

Pittsburgh, PA 15213

(412) 621-0902

Board Leadership Structure and Risk Oversight

Our company is led by Mr. Christopher Spencer, who has served as chief executive officer and chairman of the Board of Directors since inception of the Company.  Our Board of Directors is comprised of Mr. Spencer and three independent directors.  The Board has four standing independent committees—the audit, compensation, nominating, and corporate governance and risk committees.  Each of the Board committees is comprised solely of independent directors. Our risk committee is responsible for overseeing risk management, and our full Board regularly engages in discussions of risk management.  Each of our other Board committees also considers the risk within its area of responsibilities. Our corporate governance guidelines provide that our non-management directors will meet in executive session at each Board meeting.

Our corporate leadership structure is commonly utilized by other public companies in the United States, and we believe that this leadership structure has been effective for the Company. We believe that having a combined chairman/CEO, and only independent Board members for each of our Board committees provides the right form of leadership for our Company. We have a single leader for our Company and he is seen by our customers, business partners, investors and other stakeholders as providing strong leadership for the Company and in our industry. We believe that our Chairman/CEO together with the risk committee, the audit committee and the full Board of Directors, provide effective oversight of the risk management function.

Board of Directors Independence

The Board of Directors has determined that each of J. Gregory Smith, Denis Yevstifeyev and Douglas Polinsky has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and satisfies the independence requirements required by the NYSE Amex Equities. The non-management independent directors meet in executive session, without management, at least annually. Mr. Polinsky, an independent non-management director, chairs all executive session meetings of directors.

Committees of the Board of Directors

The Board of Directors has adopted written charters for two standing committees: the Nominating Committee and the Audit Committee. The Board has determined that all members of the Nominating and Audit Committees are independent and satisfy the relevant SEC or NYSE Amex Equities independence requirements for members of such committees.

Nominating Committee.    The Nominating Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board in identifies individuals qualified to become members of the Board of Directors consistent with Board criteria. The committee also oversees the evaluation of the Board of Directors and management.

Audit Committee.    The Audit Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Gregory & Associates LLC, our independent auditors, reports directly to the Audit Committee.

We will provide a free printed copy of any of the charters of any Board committee to any stockholder on request.

Compensation Committee.    The Compensation Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board of Directors in overseeing our compensation policies and practices. It reviews and approves the compensation levels and policies for the Board of Directors; reviews and approves corporate goals and objectives with respect to CEO compensation and, based upon these evaluations, determines and approves the CEO’s compensation; makes recommendations to the Board of Directors with respect to non-CEO executive officer compensation. The Compensation Committee also has the responsibility to provide the report to stockholders on executive officer compensation, which appears below.

Communicating Concerns to Directors

The non-employee directors have established procedures to enable anyone wishing to communicate with our Board of Directors in one of the following ways:

•	E-mailing the directors at directors@wizzardsoftware .com, or
•	Writing to the directors, at the following address:

Board of Directors

Wizzard Software Corporation

c/o Corporate Secretary

5001 Baum Blvd

Suite 770

Pittsburgh, PA 15213

The Audit Committee has established procedures for employees who have a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Audit Committee in one of the following ways:

•	Calling the whistle blowing hotline @ (888) 363-7411
•	Writing to the Audit Committee, at the following address:

Chair of the Wizzard Audit Committee

5001 Baum Blvd

Suite 770

Pittsburgh PA 15213

The Corporate General Counsel will forward any communications related to our accounting, internal accounting controls, or auditing matters to the Chair of the Audit Committee, together with any other director named in the communication. All other communications will be forwarded to the designated lead independent director of the Board of Directors, together with any other director named in the communication. Communications may be anonymous.

Board and Committee Meetings

The Board held five meeting during fiscal 2011.  We encourage but do not require Board member attendance at our Annual Meeting.  The Audit Committee held four meeting in fiscal 2011. Each director attended at least 75% of the aggregate of the total number of board and applicable committee meetings. One director attended the 2011 annual meeting.

Nominating Committee Report

The Nominating Committee provides assistance to the Board in evaluating and selecting director nominees of the Company to be considered for election at the annual meeting of stockholders and takes such other actions within the scope of its charter as the committee deems necessary or appropriate.

The Nominating Committee has responsibility for identifying and evaluating new nominees to the Board. In evaluating director nominees, the committee will, as described in the committee’s charter, consider various criteria, including relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the NYSE Amex Equities.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our business. We therefore seek to attract and retain qualified directors who have sufficient time to devote to their responsibilities and duties to us and our stockholders.

Between annual meetings of stockholders, the Board may elect directors to serve until the next annual meeting. Nominees for directorship will be selected by the Nominating Committee, in accordance with the policies and principles in its charter, and nominated by the Board for stockholder elections. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential director nominees, although we may do so in the future.

To date, we have not received any recommendations from stockholders requesting the Board or any of its committees to consider a nominee for inclusion among the Board’s slate of nominees in our proxy statement for our annual meeting. However, our stockholders may recommend director nominees, and the committee will consider nominees recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth in the Questions and Answers about the Annual Meeting section under the question, “What are the requirements for presenting stockholder proposals?” The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the nominee’s qualifications, including such information about the nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board, as well as contact information for both the nominee and the stockholder. Nominees should at a minimum have relevant business and financial experience and must be able to read and understand fundamental financial statements. We anticipate that nominees recommended by stockholders will be evaluated in the same manner as nominees recommended by anyone else, although, the committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The committee will consider all relevant qualifications as well as our needs in terms of compliance with NYSE Amex Equities listing standards and SEC rules.

All of the nominees for directors being voted upon at the annual meeting are directors standing for reelection.

The Nominating and Corporate Governance Committee assisted the Board and each of its committees in conducting self-evaluations of their functioning and effectiveness. The committee also has reviewed and approved the Company’s CEO succession plan.

Nominating Committee

Douglas Polinsky

Denis Yevstifeyev

J. Greg Smith

Audit Committee Report

The Audit Committee acts pursuant to a written charter that was approved by the Board of Directors. The Audit Committee oversees our financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles used; the reasonableness of significant judgments made; and the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with Gregory & Associates LLC, our independent auditors, which is responsible for expressing an opinion on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. In addition, the committee has discussed with Gregory & Associates the firm’s independence from Wizzard, including the matters in the letter from Gregory & Associates required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with Gregory & Associates’ independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting.

The Audit Committee discussed with Gregory & Associates the overall scope and plans for their respective audits. The committee regularly meets with Gregory & Associates, with and without management present, to discuss the results of their examinations; their evaluations of our internal control, including internal control over financial reporting; and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of our internal control over financial reporting, together with Gregory & Associates’ reports, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC. The committee and the Board also have recommended, subject to stockholder approval, the selection of Gregory & Associates LLC to audit our 2012 consolidated financial statements.

Audit Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and General Philosophy

At Wizzard, our focus is to create value through the growth of our three separate businesses including our Speech Business, our Media Business and our Healthcare Business. Our executive compensation program supports this goal of value creation by:

•	rewarding executives for obtaining performance milestones;
•	aligning the interests of executives with the interests of stockholders; and
•	attracting and retaining highly motivated and talented executives.

Our compensation elements simultaneously fulfill one or more of these three objectives. The elements include:

•	base salary;
•	discretionary bonuses (in the form of cash, restricted stock, and stock options);
•	benefits programs.

The type and amount of compensation is determined considering current pay, competitive pay data from the external talent market and the opportunity for future pay. We combine compensation elements for each executive in a manner that will meet the performance, alignment and retention goals listed above as well as eliciting the best possible contribution from the executive.

Compensation Objectives

Our executive compensation philosophy is built around two objectives: supporting stockholder value creation through, aligning the interests of executives with the interests of stockholders, and attracting and retaining highly motivated and talented executives.

Due to our diverse businesses, we have determined that no specific peer group is appropriate to use in defining market pay levels for our named executives. We therefore use general industry data of companies which are a similar size to us based on market capitalization to establish market pay levels.

Obtained Performance Milestones:

•	We construct our annual bonus opportunities to have appropriately aggressive targets that require significant achievement against performance milestones.

Aligned Interests:

•	Our base pay practices reduce fixed costs and emphasize performance-based incentive programs, which we believe are in the best interests of stockholders.
•	We base our annual bonus opportunities on performance milestones and value to the shareholder that focus executives on performance results that is of common interest to stockholders.
•	We award long-term equity incentive opportunities using stock options and restricted stock so that appreciating stock value is a significant factor in executive compensation.

Executive Retention:

•

We believe our use of lower base salary levels accompanied by an emphasis on incentive programs attracts executives that are appropriately aggressive, innovative, and willing to risk a larger share of their compensation on their own performance and the performance of the Company.

•	Discretionary bonuses allow us to adjust to unique market conditions in a timely fashion in order to retain key executives.

Compensation Administration

General Process.    Executive compensation decisions at Wizzard are the product of several factors, modified by judgment and discretion as necessary. The predominant factors include:

•	key performance measurements such as revenue, monthly download of content, and key business developments;
•	strategic initiatives such as acquisitions, and implementation of process improvements;
•	achievement of specific operational goals relating to the sphere of influence led by the executive;
•	compensation of other executives within the Company (to ensure internal equity); and

For the CEO, these factors are judged and compensation is recommended by the Compensation Committee of the Board of Directors and approved by the Board. For the other executive officers (including all of the named executives in the Summary Compensation Table), the factors are considered by the CEO, who recommends compensation levels. These judgments and recommendations are then reviewed and approved or revised by the Compensation Committee.

Generally, the Compensation Committee reviews and makes adjustments to base compensation once per year, effective at the beginning of each fiscal year (January 1). Annual incentives are typically paid within two months of the fiscal year end, usually in mid-February.  Equity grants are typically awarded in the spring of each year, in March or early April.

Role of Compensation Committee.    The Compensation Committee oversees the design, development and implementation of our compensation program. The Committee evaluates the performance of the CEO and determines CEO compensation consistent with the objectives of the compensation program. The Committee also approves all incentive compensation plans and approves or revises recommendations made by the CEO for compensation decisions affecting other executives. The Committee also approves all bonuses, awards and grants under all incentive plans.

Role of CEO.    Our CEO is responsible for the implementation and administration of our compensation program throughout the organization. The CEO evaluates the performance of executives and, consistent with the objectives of the compensation program, meets with the Compensation Committee to consider and recommend compensation programs, set and evaluate performance milestone, and make specific recommendations on the form and amount of compensation for named executives.

Compensation Components

Short-Term Compensation.    Consistent with our stated compensation philosophy, our key metric for executive short-term compensation is annual total cash compensation. Discretionary bonuses provide significant upside potential which results in targeted annual total cash compensation.

Our performance for fiscal 2011 was well above targeted levels, even in a year that was very challenging. Company-wide, total revenue for the year was $6.5 million, an increase of 18% from the previous year.  In January, 2011, the Company closed a subscription agreement whereby six institutional investors invested a total of $3.1 million in cash in exchange for 1,166,672 shares of common stock and 440,268 warrants.

Base Salary.    We consider base salary a tool to provide executives with a reasonable base level of income relative to the scope of the positions they hold. Base salaries are established based on the level of responsibility for the position. With the exception of the CEO and named executives all base salaries are reviewed annually, and are adjusted from time to time to reflect changes in responsibility level.

In 2011, our named executives’ base salaries range from $166,375 to $188,760.  In 2010, our named executives’ base salaries ranged from $133,100 to $145,200.  There were no changes in salaries for senior executives during 2009 or 2010.

Annual Bonus.    Currently, there is not an established annual incentive bonus plan.

Discretionary Bonuses.    Because there is not an annual incentive plan, the Compensation Committee may determine a discretionary bonus is to be awarded to appropriately reward senior executives.  In these cases, discretionary bonuses are used to assure that executives are appropriately rewarded. The Committee determines discretionary bonuses for the CEO. The CEO recommends discretionary bonuses for all other named executives, which are then approved or adjusted by the Committee.

In fiscal year 2011, discretionary bonuses were awarded to the executive officers.

Our Compensation Committee believes that we have executed on our compensation philosophy given the level of Company performance in fiscal 2011.

Long-Term Incentive Compensation.    In 2011, we offered a limited group of employees, including all named executives, stock options.

In fiscal 2012, we plan to execute a long-term incentive design that will utilize stock options. For senior management, including named executives, the primary emphasis will be on stock option awards. This results primarily in senior management focus on stock price performance, directly aligning the interests of executives with the interests of stockholders. It also puts a higher percentage of long-term compensation at risk as the design delivers less immediate value to executives.

All stock-options granted to the named executives by the Company must have prior Compensation Committee approval. The exercise price for all stock-based awards coincides with the date the Committee approves the award grant. It is against Company policy to back-date stock-based awards or to try to time stock-based awards for any reason and we have never engaged in these practices.

Award Adjustment or Recovery.    We do not have a policy to recover or otherwise adjust payments made or awards earned as a result of changes in subsequent periods relating to performance measures upon which such payments or awards are based, sometimes referred to as a “clawback” policy. We have not required any named executive to return any award or repay any payment received in any fiscal year.

Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1,000,000 limit on the amount that a public company may deduct for compensation paid to named executives unless compensation is based on an individual’s meeting pre-established performance goals determined by a compensation committee and approved by stockholders.

Retirement and Other Benefits

Generally, we view retirement savings as a personal matter. We currently do not offer any pre-tax retirement savings through the use of a traditional 401(k) plan; a deferred compensation plan or other retirement programs.

Perquisites.    Eligible employees, including named executives, participate in various other employee benefit plans, including medical and dental care plans; flexible spending accounts for health care; life, accidental death and dismemberment and disability insurance; and vacation plans. The primary purpose of providing these plans and limited perquisites to senior executives is to attract and retain talented executives to manage the Company. With respect to non-insurance perquisites, we prefer to take a minimalist approach. For fiscal 2011, the Company did not have executive non-insurance perquisites.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with our management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2011 Annual Report on Form 10-K.

Compensation Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Summary Compensation Table

The following sets forth the compensation of Wizzard’s Chief Executive Officer during fiscal 2011, and the other persons who served as executive officers during fiscal 2011. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2011.

SUMMARY COMPENSATION TABLE – FISCAL 2011

Name and principal position	Salary ($)	Bonus ($)	(1)	Stock awards ($)		Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Christopher Spencer – Chief Executive Officer
2011	175,806	30,000		31,163	(2)	0	0	236,969
2010	145,200	0		0		0	0	145,200
2009	145,200	0		0		0	0	145,200
John Busshaus – Chief Financial Officer
2011	155,705	25,000		31,163	(2)	0	0	211,868
2010	133,100	0		0		0	0	133,100
2009	133,100	0		0		0	0	133,100

(1)	The bonuses shown in this column represent discretionary awards.
(2)

Stock-based compensation represents the amounts recognized for financial reporting purposes for granting of stock options totaling $31,163, calculated in accordance with the requirements of SFAS No. 123R.  Reference is made to Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year 2011 for a detailed description of the assumptions used in valuing stock-based awards under SFAS No. 123R.

Restricted Stock Awards

There were no issuances of restricted stock award during fiscal 2011 to any named executive.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards for the named executives as of December 31, 2011:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
John L. Busshaus	11,459	0	0	19.08	5/22/2016	0	0	0	0
John L. Busshaus	16,667	0	0	26.40	5/16/2017	0	0	0	0
John L. Busshaus	20,834	0	0	2.40	4/26/2014	0	0	0	0
Chris Spencer	20,834	0	0	2.40	4/26/2014	0	0	0	0

  Grants of Plan-Based Awards for 2011

There were no plan-based equity awards made to our executive officers during fiscal 2011.

Option Exercises and Stock Vested

The following table sets forth information concerning fiscal 2011 option exercises and restricted stock that vested during fiscal 2011 for the named executives.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2011

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Christopher Spencer	0	0	0	0
John L. Busshaus	0	0	0	0

Nonqualified Deferred Compensation

The Company does not have a Deferred Compensation Plan for its executive officers.

Other Potential Post-Employment Payments

As of December 31, 2011, there were no named executives with employment contracts that require or required severance or other post-employment payments.

Summary Information about Equity Compensation Plans

As of December 31, 2011, we had six stock option plans, which were not approved by stockholders. A total of 544,792 shares of common stock have been reserved for ultimate issuance under the plans. Four of the plans have expired and awards can no longer be granted under those plans. As of December 31, 2011, options for approximately 137,063 shares of common stock could be granted under the remaining plans.

The Compensation Committee, or in its absence, the full Board, administers and interprets the plans. This Committee is authorized to grant options and other awards both under the plans and outside of any plan to eligible employees, officers, directors, and consultants. Terms of options and other awards granted under the plans, including vesting requirements, are determined by the Committee and historically have varied significantly. Options and other awards granted under the plans vest over periods ranging from zero to ten years, expire ten years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. Incentive stock option grants are intended to meet the requirements of the Internal Revenue Code.

2002 Stock Option Plan.    A total of 83,334 shares of common stock are reserved for issuance under the 2002 Stock Option Plan. The 2002 Plan expired in 2007 and awards can no longer be granted under the 2002 Plan. The 2002 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2004 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2004 Stock Option Plan. The 2004 Plan expired in 2007 and awards can no longer be granted under the 2004 Plan. The 2004 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2005 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2005 Stock Option Plan. The 2005 Plan expired in 2007 and awards can no longer be granted under the 2005 Plan. The 2005 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2006 Stock Option Plan.    A total of 11,459 shares of common stock are reserved for issuance under the 2006 Stock Option Plan. The 2006 Plan expired in 2006 and awards can no longer be granted under the 2006 Plan. The 2006 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2007 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2007 Stock Option Plan. The 2007 Plan has not expired and awards up to 21 can be granted under the 2007 Plan. The 2007 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2007 Key Employee Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2007 Key Employee Stock Option Plan. The 2007 Key Employee Plan expired in 2007 and awards can no longer be granted under the 2007 Key Employee Plan. The 2007 Key Employee Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2008 Stock Option Plan. The 2008 Plan has not expired and awards up to 32 can be granted under the 2008 Plan. The 2008 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Key Employee Stock Option Plan.    A total of 33,334 shares of common stock are reserved for issuance under the 2008 Key Employee Stock Option Plan. The 2008 Key Employee Plan has not expired and awards up to 220 can be granted under the 2008 Key Employee Plan.  The 2008 Key Employee Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2009 Stock Option Plan.    A total of 166,667 shares of common stock are reserved for issuance under the 2009 Stock Option Plan. The 2009 Plan has not expired and awards up to 13,106 can be granted under the 2009 Plan. The 2009 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2010 Stock Option Plan.    A total of 166,667 shares of common stock are reserved for issuance under the 2010 Stock Option Plan. The 2010 Plan has not expired and awards up to 123,889 can be granted under the 2010 Plan. The 2010 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

No Loans for Option Exercises.    It is our policy to not make loans to employees or officers for the purpose of paying for the exercise of stock options.

Stockholder Approval of Equity Compensation Plans.    The following table presents information as of December 31, 2011, about our common stock that may be issued upon the exercise of options granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans and individual arrangements. As described above, we have seven stock option plans under which options have been granted.

Plan Category	Maximum shares to be issued upon exercise of options	Weighted-average exercise price of outstanding options	Shares remaining available for future issuance under existing equity compensation plans (excluding shares reflected in first column)
Plans approved by stockholders	32,000	$20.88	53
Plans not approved by stockholders	87,597	2.88	137,011

Total	119,597	$7.68	137,064

DIRECTOR COMPENSATION

In 2011, we paid our non-employee directors a cash retainer. In 2012, the Board of Directors will consider stock options or other appropriate equity incentive grants to the outside directors. We reimburse directors for out-of-pocket expenses they incur when attending meetings of the Board. Salaried executives who serve as directors are not paid for their services as directors and accordingly, Christopher Spencer is not included in the director compensation table below.

The following table sets forth the compensation we paid our non-employee directors in 2011. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2011.

DIRECTOR COMPENSATION TABLE – FISCAL 2011

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Doug Polinsky	32,000	0	0	0	0	0	32,000
J. Gregory Smith	32,000	0	0	0	0	0	32,000
Denis Yevstifeyev	32,000	0	0	0	0	0	32,000

All outside directors are entitled to base annual cash compensation of $24,000, which we pay monthly.  Currently, the outside directors also receive options for the purchase of common stock which normally vest at the rate of 24,000 shares each year, through December 31, 2011. The outside directors were granted 12,000 stock options on January 22,

2010, with a fair value of $50,400 on that date.  As of December 31, 2011, there were 12,000 stock options outstanding that were granted to the outside directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of April 30, 2012, regarding the beneficial ownership of our common stock, for:

•	each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
•	each director;
•	each named executive; and
•	all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of April 30, 2012, there were 8,623,273 shares of common stock outstanding.  As of that date, there were options to purchase 87,095 shares of common stock and warrants to purchase 497,738 shares of common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
5% Stockholders:
Christopher Spencer, Chief Executive Officer	274,995	(3)	3.0%

Directors:
Douglas Polinsky	16,500	(4)	*
J. Gregory Smith	16,500	(4)	*
Denis Yevstifeyev	16,500	(4)	*

Executive Officers:
John L. Busshaus, Chief Financial Officer	20,834	(3)	*
All directors and executive officers as a group (5 persons)	345,329		3.8%
*	Less than 1%
(1)	The address of each director and officer is c/o Wizzard Software Corporation, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.
(2)

The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from April 1, 2012, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership as reported does not include shares subject to option or conversion that are not exercisable within 60 days of April 1, 2012.

(3)	Includes 20,834 stock options that are vested or will vest within 60 days of April 1, 2012.
(4)	Includes 4,000 stock options that are vested or will vest within 60 days of April 1, 2012.

CHANGES IN CONTROL

There are no pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.  However, if the Share Exchange Agreement is approved by stockholders at the Annual Meeting and closed, the issuance of the Initial Company Shares thereunder, together with the issuance of common stock upon conversion of Convertible Preferred Shares under the terms thereof, will result in such a change in control.  See Proposal 3 of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us with respect to fiscal 2011 and on representations that no other reports were required, we believe that during the 2011 fiscal year all applicable Section 16(a) filing requirements were met.

TRANSACTIONS WITH RELATED PERSONS

Review and Approval of Transactions with Management and Others

We maintain various policies and procedures relating to the review, approval or ratification of transactions in which we and our subsidiaries are a participant and in which any of our directors, executive officers, major stockholders or their family members have a direct or indirect material interest. We refer to these individuals and entities in this proxy statement as “related persons.” Our Code of Ethics and Business Conduct, which is available on our website at www.wizzardsoftware.com, prohibits our employees, including our executive officers, from engaging in specified activities without prior approval. These activities typically related to conflicts of interest situations where an employee may have significant financial or business interests in another company competing with or doing business with us, or who stands to benefit in some way from such a relationship or activity.

Our Board of Directors has responsibility for reviewing and approving or ratifying related person transactions as defined under SEC regulations to the extent not delegated to another committee of the Board. In addition, the Board annually determines the independence of directors based on a review by the directors and the Nominating Committee. The Compensation Committee reviews and approves compensation arrangements for the executive officers and directors.

We believe that these policies and procedures collectively assure that all related person transactions requiring disclosure under SEC rules are appropriately reviewed and approved or ratified. Each of the transactions disclosed below has been reviewed and approved or ratified by our Board of Directors and we believe that the terms of each of these transactions are no less favorable to us than we could obtain from an unaffiliated party.

Transactions with Related Persons

During the fiscal years ended December 31, 2011 and 2010, there were no transactions, and there are no currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.  Survival Spanish, an Education podcaster, ran advertising campaigns on its shows and sold podcast Apps during 2011.  Survival Spanish is owned by David Spencer.  David Spencer is a sibling of the CEO of the Company.  During 2011, payments were made to Mr. Spencer totaling $1,132.

Legal Proceedings

Wizzard is involved in routine legal and administrative proceedings and claims of various types.  We have no material pending legal or administrative proceedings, other than as discussed below or ordinary routine litigation incidental to our business, to which we or any of our subsidiaries are a party or of which any property is the subject.  While any proceeding or claim contains an element of uncertainty, management does not expect that any such proceeding or claim will have a material adverse effect on our results of operations or financial position.  There are no material proceedings to which any director or officer is a party adverse to Wizzard or any of its subsidiaries or has a material interest adverse to Wizzard or any of its subsidiaries.

 PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

Nominees for Election as Directors

At the time of the Annual Meeting, the Board will consist of four members: Christopher Spencer, J. Gregory Smith, Denis Yevstifeyev, and Douglas Polinsky. At the Annual Meeting, the stockholders will elect four directors to serve a two year term, or until their prior resignation or termination and the election and qualification of their successors.

The Board proposes that the four individuals listed below be elected as directors. The nominees have consented to serve if elected to the Board. In the event that one or more of the nominees is unable to serve as director at the time of the Annual Meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted FOR such substitute nominee(s) as shall be designated by the Board to fill the vacancy or vacancies.

The names of the nominees, together with certain information about them, are set forth below:

Name	Age	Position with Wizzard	Director Since
Christopher Spencer	43	Director and CEO	1995
J. Gregory Smith	43	Director	2007
Douglas Polinsky	53	Chairman of Audit Committed and Director	2007
Denis Yevstifeyev	30	Director	2007

 Christopher Spencer has served as our Chief Executive Officer, President and as a director of Wizzard since February 7, 2001.  Mr. Spencer has been responsible for our overall direction since our inception and has been instrumental in leading us to our current position in the speech recognition industry.  From 1994 until 1996, Mr. Spencer founded and worked for ChinaWire, Inc., a high-technology company engaged in financial remittance between international locations and China.  Mr. Spencer worked for Lotto USA, Inc. from 1992-1994, where he was founder and Chief Executive Officer for the Pennsylvania computer networking company.  From 1990 until 1992, Mr. Spencer worked for John Valiant, Inc., and was responsible for business concept development and obtaining financing.  Mr. Spencer's efforts combined an effective advertising/promotions campaign with proper timing in the young adult/college restaurant/nightclub market.  John Valiant was sold for a profit in 1992 after successfully operating three revenue-generating divisions.

Douglas Polinsky has served as a director of Wizzard since October 2007.  Mr. Polinsky serves as the President of Great North Capital Corp., a Minnesota-based financial services company he founded in 1995.  Great North advises corporate clients on capital format and other transaction-related financial matters.  Mr. Polinsky earned a Bachelor of Science degree in Hotel Administration at the University of Nevada at Las Vegas.

Greg Smith has served as a director of Wizzard since October 2007.  Mr. Smith is an award-winning producer and entrepreneur with over 10 years of experience in Non-Fiction Television.  In 2000, Mr. Smith established The Solution Film Group, LLC and acts as the Company’s President.  Mr. Smith provides professional production and editorial support for various forms of non-fiction television entertainment, including the direction of media projects from development through production and post-production.  His clients include Discovery Channel, Science Channel, Discovery HD Theater, Animal Planet, The Military Channel, PBS, and Discovery Networks International.  Mr. Smith most recently won an Emmy in 2006 for the Discovery Channel’s animated special Before the Dinosaurs.  His other awards for excellence in production and editing include Emmys for the Discovery Channel’s, Walking with Prehistoric Beasts and Allosaurus:  A Walking with Dinosaurs Special.  From 1997 to 2000, Mr. Smith worked for Discovery Communications, Inc. in the capacity of Supervising Producer from January 1998 to November 2000, and Producer/Editor from October 1997 to January 1998. From 1995 to 1996, Mr. Smith worked for Discovery Channel Pictures serving as Assistant Editor from March 1996 to October 1997, and Production Assistant from September 1995 to March 1996. From 1994 to 1995, Mr. Smith worked for Crawford Communications in Atlanta, Georgia as a Manager of Satellite Services for The Learning Channel.

Denis Yevstifeyev has served as a Director of Wizzard since October 2007.  Mr. Yevstifeyev currently serves as the Director of Financial Planning & Analysis for Education Management Corporation - Online Higher Education.  From 2007 to 2008, Mr. Yevstifeyev served as Sr. Financial Reporting Analyst for American Eagle Outfitters, Inc, in Pittsburgh.  His duties included: preparing and analyzing various internal and external financial reports; researching new accounting pronouncements and evaluating any impact on the financial statements.  He also reviewed accounting workpapers and prepared the Company’s SEC filings for Forms 8-K, 10-Q and 10-K.  From 2005 to 2007, Mr. Yevstifeyev worked Schneider Downs, Inc., where he worked on Sarbanes-Oxley compliance engagements. In 2005, Mr. Yevstifeyev graduated with a Bachelor of Science degree in Business from Washington and Jefferson College.  He also graduated with honors from the Moscow Bank College of the Central Bank of Russia in Moscow with a degree in Finance in 2000.  From 2002 to 2003, Mr. Yevstifeyev served as the Settlement Department Manager for SDM BANK in Moscow, where he dealt with domestic and international corresponding banks, among other responsibilities.

Your Board of Directors unanimously recommends a vote FOR the election of Messrs. Spencer, Polinsky, Smith and Yevstifeyev.

PROPOSAL NO. 2 - APPROVAL OF THE WIZZARD SOFTWARE CORPORATION 2012 STOCK OPTION PLAN OF 3,000,000 OPTIONS FOR SHARES OF COMMON STOCK

The Board of Directors recommends stockholder approval of the 2012 Stock Option Plan (2010 Plan) for the issuance of 3,000,000 options.  The 2012 Plan shall be administered by the Board of Directors of the Company. A copy of the full text of the 2012 Stock Option Plan is included as Annex A to this Proxy Statement.

The Company shall grant options pursuant to the 2012 Plan upon determinations of the Board as to which of the eligible persons shall be granted options, the number of shares to be optioned and the term during which any such options may be exercised.  At all times, a majority of the members of the Board making determinations about the grant of options to employee-directors or employee-officers must be disinterested in the grant being made.

Options will expire no later than ten years from the date of grant.  Vested options generally will terminate upon the first to occur of: (1) expiration of the option; or (2) three months following the optionee’s termination of employment.

All employees, non-employee directors and any other persons providing valuable services to the Company are eligible to receive stock options.  Incentive Stock Options under the 2012 Plan may only be granted to such employees of the Company or any subsidiary thereof, as selected by the Board.  Non-Qualified Stock Options may be granted to employees, non-employee directors and any other persons providing valuable services to the Company.

In selecting the employees or other persons to whom stock options shall be granted, as well as determining the number of shares subject to each option, the Board shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the 2012 Plan.  An optionee who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board shall so determine.

No stock option may be granted under the 2012 Plan later than the expiration of 10 years from the effective date of the 2012 Plan. No options have been granted under the 2012 Stock Option Plan and no determination has been made as to who will receive an option grant if the 2012 Stock Option Plan is approved by the shareholders.

Because benefits under the 2012 Stock Option Plan will depend on the Board’s actions and the fair market value of the our Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2012 Stock Option Plan is approved by our shareholders.

We are seeking your approval for the 2012 Plan. If stockholder approval is not obtained, no options may be granted under the 2012 Plan.

The Board of Directors believes that it is in our best interests to be able to continue to provide a means by which our employees, including officers, may increase their equity ownership in Wizzard and thereby to provide them with an incentive to enhance stockholder returns.  At this time, there are no plans, proposals or arrangements, written or otherwise, to grant any of the authorized options under the 2012 Plan.

Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the 2012 Stock Option Plan.

Your Board of Directors unanimously recommends a vote FOR the approval of the Company’s 2012 Stock Option Plan of 3,000,000 options for shares of common stock.

PROPOSAL NO. 3 - APPROVAL OF THE SHARE EXCHANGE AGREEMENT DATED APRIL 5, 2012, AND THE ISSUANCE OF UP TO 40,579,000 SHARES OF OUR COMMON STOCK IF ALL REVENUE AND CORPORATE GOVERNANCE OBJECTIVES ARE MET PURSUANT THERETO

On April 5, 2012, the Company executed a Share Exchange Agreement (the “Agreement”), to acquire (the “Acquisition”) from Universal Entertainment Group Limited, a British Virgin Islands company (“UEG”), 100% of the issued and outstanding shares of Digital Entertainment International Ltd., a Hong Kong company, (“DigitalHKCo”). Wizzard agreed to purchase all the shares of Digital HKCo in a stock-for-stock transaction as described below.   UEG directly holds 100% of the issued and outstanding shares of Digital HKCo, which owns 100% of Beijing Dingtai Guanqun Culture Co., Ltd. (the “WFOE”).  The WFOE controls the management and financials of the operating entities, Beijing FAB Culture Co., Ltd., a People’s Republic of China (“PRC”) corporation (“FAB Culture”); and Beijing FAB Digital Entertainment Products Co., Ltd., a PRC corporation (“FAB Digital”), in China through variable interest entity (“VIE”) contracts.  Collectively, FAB Culture and FAB Digital shall be referred to herein as the “VIE Entities” and Digital HKCo, the WFOE and the VIE Entities shall be referred to collectively herein as the “FAB Companies.”

In exchange for all of the Digital HKCo shares, Wizzard will issue such number of common shares as represents 49% of the issued and outstanding shares of Wizzard, on a fully diluted basis, after the issuance of these shares as of the date of the Closing of the Agreement (the “Initial Shares”).  The voting rights of the Initial Shares shall be controlled by the Board of Directors of Wizzard until such time as the Corporate Governance Objectives (as defined in the Agreement) have been met over a period of eight consecutive and complete reporting quarters of the Company after the Closing.  After the completion of the Corporate Governance Objectives for two consecutive and complete quarters after the

Closing, the voting rights to 50% of such shares shall be released; upon the successful completion of the Corporate Governance Objectives for six consecutive and complete quarters after the Closing, the voting rights to an additional 25% of such shares shall be released; and the voting rights to the remaining 25% of such shares shall be released upon the successful completion of the Corporate Governance Objectives for eight consecutive and complete reporting quarters after the Closing.  Upon Closing, Wizzard will issue up to 10,997,500 “unregistered” and “restricted” shares of common stock under the Agreement.

As additional consideration for the Digital HKCo shares, Wizzard will issue at the Closing 290 shares of its Series B Convertible Preferred Stock (the “Preferred Stock”), which shall have no dividend rights or voting rights or the right to receive any assets of Wizzard upon liquidation, dissolution or winding up.  The Preferred Stock will be convertible into shares of Wizzard’s common stock in three tranches upon the occurrence of the following conversion events:

The first tranche of 210 shares of Preferred Stock will be convertible into common stock upon the successful completion of the Corporate Governance Objectives for the four consecutive quarters immediately following the Closing. The common shares to be issued for meeting the Corporate Governance Objectives in this tranche represent an additional 21% ownership interest of the issued and outstanding common shares of Wizzard on a fully diluted basis as of the date of the Closing. Upon attainment of these Corporate Governance Objectives and the conversion of the first tranche of Preferred Stock, Wizzard will issue up to an additional 15,709,900 shares of common stock.

The second tranche of 40 shares of Preferred Stock will be convertible into common stock upon the successful completion of the Corporate Governance Objectives for the four consecutive quarters immediately following the Closing and Revenue Objectives requiring that the FAB Companies receive sales revenue of at least US$60 million and net income of at least $12 million in fiscal year 2011.  The common stock  issuable upon conversion of the second tranche of Preferred Stock will represent an additional 4% ownership interest of the issued and outstanding common shares of Wizzard on a fully diluted basis as of the date of the Closing.  Upon attainment of these Corporate Governance and Revenue Objectives and the conversion of the second tranche of Preferred Stock, Wizzard will issue up to an additional 5,868,900 shares of common stock.

The third tranche of 40 shares of Preferred Stock will be convertible into common stock upon the successful completion of the Corporate Governance Objectives for the six consecutive and complete reporting quarters immediately following the Closing and Revenue Objectives requiring that the FAB Companies receive sales revenue of at least US$70 million and net income of at least $US 14 million in fiscal year 2012.  The common stock issuable upon conversion of the third tranche of Preferred Stock will represent an additional 4% ownership interest of the issued and outstanding common shares of Wizzard on a fully diluted basis as of the date of the .  Upon attainment of these Corporate Governance and Revenue Objectives and the conversion of the third tranche of Preferred Stock, Wizzard will issue up to an additional 8,002,700 shares of common stock. The precise number of common shares issuable upon conversion of each tranche of Preferred Stock will be determined at Closing, based on the total number of issued and outstanding shares of the Company’s common stock on a fully diluted basis at that time.  The Company will deliver to UEG at Closing a Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock as filed with the Colorado Secretary of State.

Fifty percent of the Initial Shares (the “Lock-up Shares”) will be subject to the terms of a Lock-up Agreement by which UEG will agree not to transfer, sell, hypothecate or gift such Lock-up Shares for a period of 12 months following the Closing date.  In addition, during the first 24 months after the Closing, Digital HKCo and each of its permitted transferees or designees will have piggyback registration rights with respect to all Initial Shares that are not then subject to the restrictions of the Lock-up Agreement or the Voting Agreement, and all Company shares that have been issued upon conversion of Preferred Stock to cause such shares to be included in (i) any registration statement that the Company files with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, common shares held by any person who was a stockholder of the Company at the time of Closing (or any transferee thereof); or (ii) any other registration statement filed by the Company so long as a majority of the Company’s Board of Directors has made a good faith determination that such piggyback registration will not significantly prejudice the Company’s ability to raise capital.

The shares to be issued to UEG and/or its designees under the Agreement will be issued pursuant to Regulation S of the Securities and Exchange Commission in reliance on such receipients’ status as non-US persons.

The Agreement further provides that Wizzard’s Board of Directors will consist of its four current directors and two new members to be appointed by UEG and the FAB Companies prior to or at the Closing, with one of such new members to be designated Chairman.  Proposal 5 below is submitted to a vote of the Company’s stockholders in order to effectuate this provision of the Agreement.

Wizzard Software will continue to operate its other businesses without any modification, change or interruption, other than the Interim Healthcare business, if the share exchange agreement is approved

Digital HKco’s offices are located at Room 6841, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China with a phone number of 01186-010-6601-1728.

The Closing of the Agreement is subject to usual and customary closing conditions, and is scheduled to take place not more than 120 days after the execution date.  In addition, prior to the Closing, the Company must obtain stockholder approval of the transaction; complete the “spin-off” of its home healthcare operations through a special dividend to its current stockholders (which shall not include UEG); and amend its Articles of Incorporation to change its name to a name to be agreed upon by the parties.  In addition, prior to the Closing, the FAB Companies must have completed a restructuring pursuant to a Restructuring Plan attached as Exhibit F to the Agreement.

Interim Healthcare of Wyoming, Inc., the wholly-owned subsidiary through which the Company conducts its home healthcare operations, has filed a Registration Statement on Form S-1 for the registration of the Interim shares that are to be issued to the Company’s stockholders in connection with the spin-off.  The completion of the spin-off will be subject to the SEC’s declaration of effectiveness of such registration statement, and neither the Company nor Interim can provide any assurance as to when or if this will occur.  In addition, prior to the closing of the Share Exchange Agreement, certain registrations and applications for transfer of intellectual property to the PRC entities under Chinese law must have occurred.

On January 31st, 2011, our Company CEO, Chris Spencer, had a telephone conference call with several individuals with whom the Company had some small business transactions in the past relating to Speech Recognition.  On this call, Mr. Spencer was introduced to three Chinese companies in the hopes that introductions could be made to U.S. bankers to assist these companies in going public in the U.S. securities markets.

On May 24, 2011, Wizzard began discussions with FAB regarding a possible merger or acquisition of FAB by Wizzard.  Over the next several months, there were numerous telephone and e-mail communications during which general structural concepts were discussed.   On July 10, 2011, Mr. Spencer flew to Beijing to meet with FAB and begin formal discussions regarding Wizzard acquiring FAB.  At such time, Mr. Spencer met with FAB’s officers, directors and senior management.  He also toured several of FAB’s retail stores and kiosk locations.

On August 9th, 2011, after months of formal discussions both in person and through e-mail and telephone, Wizzard entered into a binding Memorandum of Understanding to acquire FAB.

From September 2011 to October 2011, the Board of Directors and the officers of Wizzard began interviewing due diligence companies to assist in the due diligence process.  During such time, Wizzard retained Ernst & Young’s Transaction Advisory Services for accounting due diligence; King & Wood, a prominent international law firm, for tax and legal due diligence; and Arcstone, for valuation due diligence.

From October, 2011, to January, 2012, Wizzard worked towards an assessment of FAB’s quality of earnings including the identification of any overly aggressive accounting policies and the assessment of the adequacy of judgmental accounts in accordance with Generally Accepted Accounting Principles.  Additionally, Wizzard analyzed cash flows, reviewed assets and liabilities, and identified key business drivers focusing on trends in profitability and significant concentrations of risk.

In December, 2011, Messrs. Spencer and Busshaus, who are Wizzard’s CEO and CFO, respectively, traveled to Beijing, where they with FAB management as well as their attorneys and auditors.  Messrs. Spencer and Busshaus reported to Wizzard’s stockholders:  “We were very happy with the progress of the FAB team as they work hard to prepare to be a publicly listed company.  Additionally, we toured FAB retail stores; franchise stores and saw several new kiosk models.”

On January 18, 2012, Wizzard announced that all due diligence had been completed and the Board of Directors agreed to proceed to the final stage of the acquisition of FAB and the drafting of all final closing documents.

On February 8th, 2012, Wizzard announced that its shareholder approved a 1 for 12 reverse stock split, as required by the terms of the Memorandum of Understanding.

On April 10, 2012, Wizzard announced that it had signed a definitive Share Exchange Agreement to acquire 100% of the outstanding shares of Digital HKCo.

Digital HKCo, operating through the VIE Entities, offers the largest selection in China of copyrighted digital entertainment products and unique digital entertainment experience through its three channels; wholesale and retail, FAB kiosks network, and online store. Digital HKCo is a champion of the anti-piracy movement in China.  Its founder, Mr. Zhang Hongchen, has served as Chairman of Anti-Piracy Alliance in China.

Digital HKCo offers a variety of digital entertainment products including CD, VCD, DVD, blue-ray disks, books magazines, mobile phone accessories and cameras.  Its products and services are primarily distributed through its flagship stores, proprietary “FAB” kiosks network and online virtual stores. FAB kiosk are conveniently located at high-traffic areas of office buildings, shopping malls, retails stores and airports, and is a self-service terminal that provides a range of entertainment and business applications.  Revenue from FAB kiosk sales includes download service revenue, membership card revenue, advertisement revenue and licensing revenue. Membership card revenue is amortized over the life of the membership period.  The membership cards are sold at various levels.  Membership levels at RMB $100 have an expiration period of three months, and levels at RMB $200, $300, $400 and $500 have expiration periods of twelve months.  This FAB membership program brings in tens of thousands of paid members and loyal customers.

Digital HKCo operates one flagship store in the heart of the Beijing commercial district and one in Chengdu.  The flagship stores are the largest audio-video stores in China, with each store over 30,000 square feet in size.  The flagship stores are recognized as the #1 place of choice for Chinese stars to host autograph and signing events in China.

Digital HKCo’s internet portal, www.fab123.com, offers an online sales and membership fulfillment platform. Digital HKCo is improving this web service with more features and functionality to offer an on-line experience of the latest release of copyrighted music and movies vial download and mail order.

BUSINESS OVERVIEW

FAB, through its wholly owned subsidiary and its VIEs, is engaged in marketing and distributing various officially licensed digital entertainment products under the “FAB” brand throughout the PRC, including but not limited to audiovisual products such as Compact Discs, Video Compact Discs and Digital Video Disks as well as books, magazines, mobile phone accessories and cameras. The Company’s products and services are primarily distributed through its flagship stores, franchises, proprietary “FAB” kiosks and online virtual stores. FAB kiosks, located in high-traffic areas of office buildings, shopping malls, retails stores and airports, are self-service terminals that provide a range of entertainment and business applications.

FAB’s organizational structure consists of Digital Entertainment International Limited (“Digital HK”); its wholly owned subsidiary, Beijing Dingtai Guanqun Culture Co., Ltd. (“DGC”), and Beijing FAB Cultural Co., Ltd. (“FAB Media”) and Beijing FAB Digital Entertainment Products Co., Ltd. (“FAB Digital”), which are variable interest entities (“VIEs”) of DGC; A full copy of the variable interest entity agreements are included in Annex B of this proxy statement.

BUSINESS

Retail and Wholesale

FAB conducts their retail and wholesale business through their flagship stores since 2003.  Each store has over 3,000 square meters in size and carries the largest selection of copyrighted audio and video products in China, including Cds, VCDs, DVDs, blu-rays, books, magazines and portable electronic devices. FAB markets their products to individual consumers and audio-video retailers.  With their strong market position, FAB flagship stores have been used by most Chines music and movie stars as an important venue for their signing and promotion events.  The flagship stores have also been recognized by many Chinese consumers as the right place to buy copyright products.

Franchise and Kiosk

FAB kiosk is an innovative self-service vending kiosk designed and launched by FAB in 2008.  The kiosk targets the millions of mobile and portable device users, and it combines and interactive touch screen and LED display with web-linked electron communications.  There are thousands of licensed digital culture content items being loaded and update in each kiosk, which allows the customer to play or stream to his portable device or memory card with payment by cash, FAB membership card, Beijing Metro-Card or ATM card.  FAB has deployed over 3,000 kiosks through their franchise program.  Most of the kiosks are located in high-traffic areas, such as, office buildings, shopping malls, and retail stores. Revenue is generated by selling pre-paid membership cards, charging franchise fees and providing advertising.

FAB Membership

In order to retain customers and increase cross-sales, FAB launched their client retention program, the FAB member ship program in 2008.  This program entitles customers to download digital content from FAB kiosks at lower costs than non-member customers.  The membership also provides bonus points for member’s purchasing products in any of the flagship stores.  The bonus points can be exchanged later for non-cash gives. FAB offers five different membership levels ranging from $15 for a 3 month period and allowing 40 downloads per month to $75 for 12 months and 500 downloads per month.

Research and Development

The costs for research and development were immaterial during 2011 and 2010 and are included in the selling, general and administrative expenses.

Licenses

FABs suppliers are mainly media publishers and manufacturers who provide FAB different types of digital content products, such as, copyrighted CD, DVD, memory card, education software, etc.  The products and content are obtained through direct purchases.  FAB is committed to provide licensed audio-video products and digital content to their customers.

Patents

FAB has received patents for the software developed as set forth below:

Patents

Date of Authorization

Self-service photo printing system of FAB kiosk V1.0

2009.12.24

Self-service voucher printing system of FAB kiosk V2.0

2009.12.24

Management system of FAB kiosk V2.4

2009.09.22

Operating system of FAB kiosk V2.4

2009.09.22

Operating software of FAB kiosk V1.0

2008.10.09

Environmental Compliance

     We do not believe that there are any material laws, rules or regulations regarding environmental concerns that are applicable to our present or intended business operations.

Governmental Regulations

     Regulations on on-line content delivery; FAB believes the government will improve its supervision on digital content delivery through on-line platforms.  As FAB adds more authorized and licensed digital culture and entertainment products to the kiosk platform and on-line platform, spending on copyrights and licensing will increase.

Employees

Currently, FAB has approximately 150 employees, of which 46 are managerial staff, 31 operations staff and 78 sales and marketing.

 Description of Property

FAB's corporate offices are located at Room 5162, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China.  Lease terms generally range up to 6 years and provide for escalations in base rents. FAB does not have any obligations to renew the lease.

FAB operates flagship stores in excess of 30,000 square feet, located in the most prestigious locations in Beijing. The down town store is located in Oriental Plaza. The stores have been recognized as the largest Digital Entertainment market places in China, offering a variety of digital culture and entertainment products including CD, VCD, DVD and blue-ray disks and books.

In April 2011, FAB purchased a building for $12,237,468 (RMB 80,000,000). FAB has not received the related property ownership certificate and the land use right certificate. Management of FAB estimate these certificates will be obtained in the first half of 2012, and the building has been used for operations since April 2011.

Legal Proceedings

FAB is involved in routine legal and administrative proceedings and claims of various types.  We have no material pending legal or administrative proceedings, other than as discussed below or ordinary routine litigation incidental to our business, to which we or any of our subsidiaries are a party or of which any property is the subject.  While any proceeding or claim contains an element of uncertainty, FAB management does not expect that any such proceeding or claim will have a material adverse effect on our results of operations or financial position.

Management's Discussion and Analysis of Financial Condition and Results of Operations.(FAB)

Safe Harbor Statement.

Statements made in this proxy which are not purely historical are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of FAB.  Statements preceded by, followed by or that include the words "may", "would", "could", "should", "expects", "projects", "anticipates", "believes", "estimates", "plans", "intends", "targets" or similar expressions.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Wizzard's  or FAB’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, in addition to those contained in our reports on file with the SEC: general economic or industry conditions, nationally and/or in the communities in which Wizzard and FAB conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, changes in the  industries in which we operate, the development of products that may be superior to the products offered by Wizzard and FAB, demand for financial services, competition, changes in the quality or composition of Wizzard's and FAB’s products, the ability to develop new products, the ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting Wizzard's and FAB’s operations, products, services and prices.

Accordingly, results actually achieved may differ materially from expected results in these statements.  Forward-looking statements speak only as of the date they are made.  Wizzard and FAB do not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Company Overview

Retail and Wholesale

FAB conducts their retail and wholesale business through their flagship stores. They currently operate two flagship stores in downtown Beijing. Each of the stores covers over 3,000 square meters of floor area. Their product offerings include CDs, VCDs, DVDs, blu-ray, books, mobile phones accessories, cameras, etc.

Celebrity signing events are the major driver to their retail and wholesale in the stores. FAB’s stores have been used as the most important venue for Chinese music and movie stars to meet their fans. FAB flagship stores host such events at least once a week. Those events not only promote sales of audio-video products but also increase their brand recognition.

FAB Kiosk Network

In 2008, FAB developed and started to launch their proprietary self-service kiosk (“FAB kiosk”) which allows customers to stream music and movies to their storage devices and mobile phones instantly via USB or Bluetooth access. FAB kiosks can also serve as a multi-function platform. Adapting to different deploying environments, different features can be added on to the kiosk, such as, to display commercial and public information, to print commercial vouchers and sales coupons, process payment of utility bills, etc.

The standard FAB kiosks have the following features:

•

The user can review and select a variety of licensed music, movies, mobile phone ringtones and games from a touch screen.

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The user can stream the selected content or titles to different kinds of portable devices, such as, MP3, MP4, memory cards, hard disks, flash disks, mobile phones.

•

The transmission speed is 10 times higher than downloading through the internet and mobile network.

•

Low cost to the consumer - as low as RMB 1 per item versus more than RMB 10 for a disk.

•

Payment can be made in various ways - coins, Beijing Metro-Cards, FAB membership cards and Debit Cards.

•

Commercial advertisements are displayed on the top LED screen.

•

Eye-catching color and models that attract pedestrian’s attention.

FAB kiosks network consists of FAB outlets and standalone kiosks. They promote and deploy their kiosks through FAB’s franchise program and different joint-marketing programs, such as, the joint program with the Tourist Bureau of Beijing Municipal Government, the program with Beijing Red-Cross Society, etc. In those joint-marketing programs, they offer to carry and broadcast their counterpart’s information at no charge while leveraging its influence to increase customer’s awareness and acceptance to their kiosks. With FAB’s franchise program they use the financial resource from a private sector and get their kiosk network deployed quickly.  By implementation of those programs in the last two years, FAB has successfully installed 3,954 kiosks at high-traffic indoor locations throughout Beijing, such as, office buildings, shopping malls, retail shops and airports. A digital content distribution network has been established through the programs.

FAB franchise program is a merchant program that binds the FAB and each small investor or vendor. Under this program and associated contract, both franchisor and franchisee take their joint-business obligations as follows:

1.

The franchisee pays for FAB Kiosk and other equipment and fixtures while the franchisor (FAB Culture) is responsible for the complete set-up of each FAB outlet from the location selection to construction or conversion, remodeling and equipment installation.

2.

All FAB outlets will be owned by the franchisee, but supervised by a designated management company – Beijing Huzhong Culture Co., Ltd (“Huzhong Culture”) in accordance with FAB’s distinctive business formats.

3.

FAB kiosks are linked to our server station through the internet to remain updated. Such maintenances are operated by Huzhong Culture.

4.

In the operation process, the revenue generated from the advertisements on the Kiosks network and FAB membership card are sold in each FAB outlet and distributed among FAB Culture, Huzhong Culture and the franchisee in the following way:

1)

The franchisee receives 20% of the sales revenue of FAB membership cards and 20% of advertisement fees.

2)

FAB Culture receives 70% of the sales revenue of FAB membership cards and 70% of advertisement fees.

3)

Huzhong Culture receives 10% of the sales revenue of FAB membership cards and 10% of advertisement fees.

Since January 2011, the FAB decided to expand the program in major tier-one and tier-two cities in China. In order to establish the FAB kiosks network effectively, one agent is exclusively authorized to assist them in developing new franchisees in each city. To date, FAB has accumulated 19 agents and 283 franchisees in several provinces in China (excluding Beijing).

FAB has established the e-commercial portal www.fab123.com. Both pre-paid members and one-time users can navigate through the website to buy or rent digital entertainment products and have online trial experience with licensed audio and video products. So far, this distribution channel is still in the trial operation and no substantial revenue has been generated from this channel.

FAB’s website supports online payment with credit cards and debit cards issued by major banks in China as well as payment through third−party online payment agents. Once they have verified the orders placed by their customers, there are three different ways of delivery: (i) FAB can arrange delivery of products purchased online to customers’ registered or appointed address; (ii) customers may choose to download contents online; (iii) customers can collect goods at FAB’s flagship stores or franchise outlets.

The internet is increasingly a key channel to promote and sell their products and services and to provide customers with an easy, user friendly and accessible way to manage their services and access support whilst reducing costs for FAB. They intend to continue expanding online sales through marketing activities and expect that customers will contribute significantly to their revenue.

FAB membership program

In order to retain customers and increase cross-sales, they have successfully launched their client retention program, FAB membership program, since 2008. This program entitles their customers to download digital contents from FAB kiosks at a lower cost than non-member customers. They also give extra bonus points to the members for purchasing in FAB flagship stores. The bonus points can later be exchanged for non-cash gifts. The FAB membership program is designed to encourage repeat transactions in FAB kiosks and FAB outlets. It has proven to be an effective customer retention program. Currently they offer five kinds of membership cards. The details of the program are described in the following table:

Name of membership card	Price($)	Monthly maximum downloads	Valid Period
Business	15	40	3 months
Silver	30	40	12 months
Gold	45	60	12 months
Platinum	60	80	12 months
Diamond	75	500	12 months

Suppliers and Customers

FAB’s suppliers are mainly audio-visual products publishers and FAB kiosks manufacturers who provide physical and digital audio-visual products as well as FAB kiosks. FAB obtains audio-visual products and contents through direct purchases. They are committed to provide licensed audio-visual products and digital contents to their customers.

FAB’s customers vary for each of their business segments. For their wholesale and retail business, customers include individual consumers and culture and audio-video product retailers such as Beijing Aohua Daheng Trading Co., Ltd, Beijing Dangdang Information Technology Co., Ltd, and Beijing Book Building.

For their FAB kiosks network operation, customers mainly consist of franchisees, advertisers, and individual consumers including 333,632 active FAB members and many one-time users. They continually seek different ways to deliver their products.

Competitive Strengths

FAB believes its historical success and future prospects are attributable to the following competitive strengths:

•

No.1 brand in China’s digital entertainment products retail market

FAB is the largest distributor in China’s digital entertainment products retail market in terms of sales revenue and operation scope. They have two of the largest flagship stores in China that are located in the heart area of Beijing each covering over 3,000 square meters of floor area. Through strategic alliance with famous media and entertainment companies, their flagships stores have been chosen to be the number one choice in China to have celebrity/fan signing events. They distribute entertainment products to other large-scale culture and audio-visual products retailers such as Dangdang.com, Sohu, and Beijing Books Building.

•

Two effective revenue-driven programs: FAB franchise program and FAB membership program

FAB has established two effective revenue-driven programs: FAB membership program and FAB franchising program. Through revenue sharing agreements between franchisees and FAB, they have established over 900 franchise outlets located in office buildings, shopping malls, retail stores, etc. In addition, they have increased their pre-paid customer base by 26% through their membership program. By leveraging the two programs, they have achieved dramatic revenue growth with a high margin.

•

Three well–established and integrated distribution channels: FAB flagship stores, FAB kiosks network, and FAB internet portal

FAB distributes their products and services through three complementary channels: FAB flagship stores, FAB kiosks network and internet portal. FAB kiosks have been proven to be e an effective revenue-generating channel and media platform. Adapting to different deploying environments, different features can be added on to the kiosk, such as, to display commercial and public information, to print commercial vouchers and sales coupons or to process payments of utility bills, etc. Their internet portal enables them to see e-commerce and online contents sales with constant improving features and functionality. By combining the three channels, they are able to achieve cross-sales and improve profitability considerably.

•

Experienced and highly motivated management team with proven track records and global vision.

FAB’s management team consists of members who are highly experienced in China’s entertainment products industry. Mr. Zhang Hongcheng, founder and Chairman, has over 20 years of experience in the industry. As one of the most famous entrepreneurs in the industry, Mr. Zhang has been elected to be the Chairman of China Anti-Piracy Alliance. Mr. Wang Songshan and Mr. Lei Ming, the president and vice president, have over 30 and 20 years of working experience in the industry, respectively. Management aims to take FAB public in the global financial market and offer ultimate experiences to its customers.

Objective and Growth Strategy

FAB’s objective is to continue to enhance their position as a leading digital entertainment product and service provider in China. They are committed to providing the best products and shopping experiences to their customers through their flagship stores, FAB kiosks network and internet offerings. They intend to achieve this objective by implementing the following strategies:

—

Get access to each regional market of China by opening one or two FAB flagship stores in the region’s center city, such as, Chengdu, Guangzhou, Shanghai, etc.

FAB intends to expand their operation from Beijing to China’s major regional markets. To implement this, they plan to open to one or two FAB flagship stores in the region’s center city such as, Chengdu, Guangzhou, Shanghai, etc. FAB seeks to capitalize on the opportunities for consolidation in China’s fragmented and inefficient audio-visual industry by selectively exploring opportunities to acquire other audio-visual businesses. The expansion will enable them to expand their product offerings, customer base and distribution network.

—

Follow with the deployment of FAB kiosks network through FAB franchise program.

Over the past several years, FAB has significantly increased FAB kiosks network through their franchise program. The franchise program has been proven to be an effective method to generate revenue for both franchisees and FAB through revenue sharing agreements. They will follow the business model in major tier-one and tier- two cities in China. They aim to install 30,000 kiosks across the country by 2015.

•

Expand FAB internet platform

FAB continues to enhance their online distribution platform by making their websites more intuitive and easier to use with more functions. Currently, their internet portal enables customers to buy or rent their audio and video products. FAB will improve their website so that customers will be able to view online contents or stream to their devices. They believe they will benefit from the increasing adoption of internet commerce among consumers by attracting additional customers and migrating existing customers to their websites, thereby lowering operating costs.

•

Improve FAB membership system management and expand their loyal customer base

FAB plans to continue to improve their membership management system to enhance operating efficiency. In addition to members’ names, address and contact information, their updated membership management system will enable them to have more market information, such as customer needs and market trends, as well as providing customized service to their customers. They believe the continuous improvement of their membership management system will allow them to improve services quality and attract more customers.

—

Enhance FAB brand recognition in the nationwide market

FAB seeks to strengthen consumer awareness of their brand in the nationwide market by pursuing an aggressive marketing strategy based on online and offline marketing strategies, including traditional media advertising, affiliations with government authorities, well-known brands and institutions. They also seek to increase penetration among their target customers by increasing FAB membership card distribution using publications.

—

Continue to explore new opportunities in digital market by selective acquisitions

Online video viewing has become increasingly popular in China driven by internet technology. FAB intends to expand their operation by entering into online video market. Their website has enabled customers to view trail movies before placing their orders. They expect to aggressively enter into the market by acquisitions of well-established online video providers.

Critical Accounting Policies and Estimates (FAB)

Revenue Recognition - Product revenue is recognized when title to the product has transferred to customers in accordance with the terms of the sale; the sales price to the customer is fixed or determinable, and collectability is reasonably assured. Revenues are recorded net of applicable sales taxes.

FAB derives revenue from retail sales, wholesales of merchandise inventory, and FAB kiosk sales. Revenue from FAB kiosk sales includes download service revenue, membership card revenue, advertisement revenue and licensing revenue.

Revenue from retail sales and wholesales is recognized at the point-of-sale. Download service revenue is recognized when substantially all material services or conditions relating the sales have been performed or satisfied, and FAB has no obligation to refund any payment (cash or otherwise) received. Membership card revenue is amortized over the life of the membership period, membership cards with par value of RMB 100 have an expiration period of three months, and par value of RMB 200, 300, 400 and 500 have an expiration period of twelve months. Advertisement revenue is recognized over the contract period which usually expires within four months. Licensing revenue is amortized ratably over the term of the agreement which is generally five years long.

Accounts Receivable – Accounts receivable consist of balances due from wholesale customers. Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible amounts. FAB does periodical reviews to determine whether the outstanding amounts are collectible. If the collectability of the balances becomes doubtful, an allowance is established for possible uncollectible balances.

Advances to Suppliers - Advances to suppliers represent payments made in advance for goods and services to be received.  FAB makes advances to audiovisual products publishers in order to maintain long-term relationships with the vendor. In addition, FAB is required to pay the FAB kiosks manufacturer in advance.

Inventory - Inventory is recorded at the lower of cost or market, using the first-in, first-out (“FIFO”) method. FAB estimates net realizable value based on current market value and inventory aging analyses. FAB writes down inventories for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventories and their estimated market values based upon certain assumptions about future demand and market conditions. As of September 30, 2011 and 2010, inventory consists of finished goods, and no reserve for slow-moving or obsolete inventory is considered necessary.

Foreign Currency Translation - FAB principally operates in the PRC and its functional currency is the Chinese currency RMB. The reporting currency of FAB is the US dollar. FAB does not enter into any transactions denominated in foreign currencies. The financial statements of FAB are translated into United States dollars using the year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses and historical rates for equity. Translation adjustments resulting from translating the local currency financial statements into U.S. dollars are included in comprehensive income. The cumulative translation adjustment was included as an item of accumulated other comprehensive income/ loss) in the shareholders’ equity section of the balance sheet.

Results of Operations

Year Ended September 30, 2011 Compared to Year Ended September 30, 2010

FAB derives its revenue from the sale of culture and audio-visual products, and service revenues.  These revenues are generated via wholesale, retail and FAB kiosks network.

During 2011, FAB recorded revenues of $70.8M, an increase of approximately 27.5%, from revenues of $55.5M in 2010.  The increase was primarily due to the increase in wholesale business. The retail and FAB kiosks network operation also experienced increased revenue during the year.

Gross profit increased to $24.3M in 2011 from $20.3M in 2010, representing an increase of 19.3%.  The increase in gross profit was primarily due to the expansion of FAB kiosks network operation that has a much higher margin than the flagship stores as well as increased sales in the wholesale business.

Total selling, general and administrative expense for 2011 decreased by 3.6% to $5.1M from $5.2M in 2010.  However, the selling, general and administrative expenses as a percentage of sales decreased 2.2% from 9.3% in 2010 to 7.1% in 2011.  This decrease was primarily due to FAB being able to scale its business without incurring increases in administrative expenses.

FAB recorded net profit of $11.7M and $15.3M in 2010 and 2011, respectively. The net margin improved from 21.1% in 2010 to 21.6% in 2011.

Year Ended September 30, 2010 Compared to Year Ended September 30, 2009

FAB derives its revenue from the sale of culture and audio-visual products, and service revenues.  These revenues are generated via wholesale, retail and FAB kiosks network.

During 2010, FAB recorded revenues of $55.5M, an increase of approximately 42.5%, from revenues of $39.0M in 2009.  The increase was primarily due to the increase in wholesale and FAB kiosks network operation.

Gross profit increase to $20.3M in 2010 from $11.4M in 2009, representing an increase of 78%.  The increase in gross profit was primarily due to the expansion of FAB kiosks network operation that had a much higher margin than the flagship stores.

Total selling, general and administrative expense for 2010 increased by 6.1% to $5.2 from $4.9M in 2009.  However, the selling, general and administrative expenses as a percentage of sales decrease 3.3% from 12.6% in 2009 to 9.3% in 2010.  This decrease was primarily due to a slower growth rate of expense than total revenue, allowing FAB to scale its business without incurring substantial increases in administrative expenses.

FAB recorded net profit of $4.7M and $11.7M in 2009 and 2010, respectively. The net margin improved from 12.2% in 2009 to 21.1% in 2010.

Liquidity and Capital Resources

2011 compared to 2010

Current assets at September 30, 2011 included $13.4M in cash and accounts receivable, an increase of $7.3M from cash and accounts receivable of $6.1M at September 30, 2010.

During fiscal 2011, operating activities provided net cash of $21.7M, as compared to $6.1M in net cash provided by operating activities during 2010.  The net cash provided by operating activities was driven by net income of $11.5M and deferred revenue of $11.0M related to FAB membership cards, and offset by advances to suppliers of $6.8M.

Net cash used in investing activities increased to $6.5M in 2011, versus $2.1M in 2010.  During 2011, FAB purchased $12.1M of property and equipment, offset by repayment of advances to suppliers of $6.9M.  During 2010, FAB made repayments of short-term loans totaling $2.1M.

In 2011, net cash used in financing activities increased to $11.5M, from $3.3M in 2010.  For 2011, FAB made a cash dividend payment of $13.2M versus $5.6M in 2010.  FAB also repaid short-term loans of $4.6M during 2011.  During 2011, FAB received cash from short-term loans of $6.1M versus $4.4M in 2010.

At September 30, 2011, FAB had negative working capital of $7.4M, as compared to negative working capital of $2.1M at September 30, 2010.  Driving the negative working capital is $14.9M of deferred revenue for 2011 and $3.5M for 2010.  Deferred revenue was recorded as it relates to the sale of FAB membership cards that have a life of 3 months or 12 months

2010 compared to 2009

Current assets at September 30, 2010 included $6.1M in cash and accounts receivable, a slight increase from cash and accounts receivable of $6.0M at September 30, 2009.

During fiscal 2010, operating activities provided net cash of $6.1M, as compared to $3.2M in net cash provided by operating activities during 2009.  The net cash provided by operating activities was driven by net income of $4.6M offset by advance to suppliers of $3.4M.

Net cash used in investing activities increased to $2.1M in 2010.  During 2010, FAB made repayments of short-term loans totaling $2.1M.  During 2009, FAB purchased $20K of property and equipment.

In 2010, net cash used in financing activities increased to $3.3M, from $3.0M in 2009.  For 2010, FAB made a cash dividend payment of $5.6M versus $1.0M in 2009.  FAB also repaid related party loans of $2.9M in 2010 versus $2.3M in 2009.  During 2010, FAB received cash from short-term loans of $4.4M.

At September 30, 2010, FAB had negative working capital of $2.1M, as compared to negative working capital of $1.2M at September 30, 2009.  Driving the negative working capital is $3.5M of deferred revenue for 2010 and $2.2M for 2009.  Deferred revenue was recorded as it relates to the sale of FAB membership cards that have a life of 3 months or 12 month.

FAB CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder

Digital Entertainment International Limited

We have audited the accompanying consolidated balance sheets of Digital Entertainment International Limited (the “Company”) as of September 30, 2011 and 2010, and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/Friedman LLP

January 19, 2012

DIGITAL ENTERTAINMENT INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEET

(IN US DOLLARS)

	September 30
	2011	2010
		(Restated)
Cash	8,401,778	4,395,565
Accounts receivable, net	5,044,078	1,716,523
Advances to suppliers, net	1,357,986	3,672,116
Loan receivable	7,581,005	0
Inventory	3,250,698	3,815,190
Deferred tax asset, current	1,087,070	842,150
Other current assets	141,550	991,303
Total current assets	26,864,165	15,432,847

Property, plant and equipment, net	15,164,534	1,675,077
Deferred tax asset, noncurrent	1,059,393	55,932
Long-term deposits	3,796,504	2,558,660
Long-term advances to suppliers	0	6,791,095
Total assets	46,884,596	26,513,611

Accounts payable	5,644,217	3,689,665
Short-term bank loans	6,265,370	4,483,528
Accrued expenses	1,716,730	883,218
Deferred revenue	14,927,957	3,471,431
Taxes payable	2,202,375	1,818,064
Due to related parties	27,112	665,008
Other payables	1,860,729	318,765
Dividend payable	1,613,333	2,153,588
Total current liabilities	34,257,823	17,483,264

Long-term deposits from customers	2,210,109	1,484,048
Long-term payables	140,971	0
Total Liabilities	36,608,903	18,967,312

Common Stock, $0.13 par value, 10,000 shares authorized and 100 shares issued and outstanding at September, 30, 2011	13	0
Additional paid-in-capital	430,555	263,651
Statutory reserve	131,825	131,825
Accumulated other comprehensive income	706,945	99,221
Retained earnings	9,006,355	7,051,602
Total shareholders’ equity	10,275,693	7,546,299

Total liabilities & shareholder’s equity	46,884,596	26,513,611

See notes to consolidated financial statements

DIGITAL ENTERTAINMENT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(IN US DOLLARS)

	Year Ended September 30,
	2011	2010
		(Restated)
Total revenues	$ 70,852,332	$ 55,520,738

Cost of revenues	46,592,658	35,191,894

Gross profit	24,259,674	20,328,844

Selling, general and administrative expenses	5,127,130	4,860,659

Income from operations	19,132,544	15,468,185

Other income (expenses)
Interest expense	(185,046)	(48,868)
Subsidy income	69,960	369,944
Other income	40,726	58,760
Total other income (expenses)	(74,360)	379,836

Income before income taxes	19,058,184	15,848,021

Provision for income taxes	4,332,747	4,275,291

Net income	14,725,437	11,572,730

Other comprehensive income
Foreign currency translation gain	607,724	140,490

Comprehensive income	$ 15,333,161	$ 11,713,220

See notes to consolidated financial statements

DIGITAL ENTERTAINMENT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(IN US DOLLARS)

YEARS ENDED SEPTEMBER 30, 2011 AND 2010

	Common Shares			Retained earnings		Accumulated
	Number of Shares	Amount	Additional Paid in Capital	Statutory Reserve	Unrestricted	Other Comprehensive Income	Total

Balance, at September 30, 2009 (Restated)	0	$ 0	$ 263,651	$ 131,825	$ 2,839,725	$ (41,269)	$ 3,193,932

Net income	0	0	0	0	11,572,731	0	11,572,731
Dividends declared	0	0	0	0	(7,360,854)	0	(7,360,854)
Foreign currency translation gain	0	0	0	0	0	140,490	140,490
Balance, at September 30, 2010 (Restated)	0	0	263,651	131,825	7,051,602	99,211	7,546,299

Issuance of common shares	100	13	166,904	0	0	0	166,917
Net income	0	0	0	0	14,725,437	0	14,725,437
Dividends declared	0	0	0	0	(12,770,684)	0	(12,770,684)
Foreign currency translation gain	0	0	0	0	0	607,724	607,724
Balance, at September 30, 2011	100	$ 13	$ 430,555	$ 131,825	$ 9,006,355	$ 706,945	$10,275,693

See notes to consolidated financial statements

DIGITAL ENTERTAINMENT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN US DOLLARS)

	September 30
	2011	2010
Cash flows from operating activities		(Restated)
Net Income	14,725,437	11,572,730
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	620,184	375,543
Provision for (recovery of) doubtful accounts	(975,036)	98,816
Loss on uncollectible rent deposit	118,915	0
Loss on disposal of leasehold improvement	346,770	0
Deferred tax benefit	(1,177,008)	(137,284)
Change in operating asset and liabilities
Accounts receivable	(2,647,512)	268,179
Loan receivable	(6,713,672)	0
Inventory	712,322	(1,282)
Advances to suppliers	2,885,783	(6,842,079)
Other current assets	67,576	(899,175)
Deferred revenue	11,025,449	1,163,501
Accounts payable	1,735,615	330,301
Taxes payable	289,980	658,856
Accrued expenses	772,546	203,739
Other payable	(38,771)	(667,753)
Net cash provided by operating activities	21,748,578	6,124,092

Cash flows from investing activities
Repayment of long-term advances to suppliers	6,950,928	0
Payments on construction in progress	(229,453)	0
Purchase of property and equipment	(12,147,224)	(13,890)
Payments for long-term deposits	(1,088,770)	(2,094,724)
Net cash provided by investing activities	(6,514,519	(2,108,614)

Cash flows from financing activities
Net proceeds from capital contributions	166,917	0
Proceeds from short-term loan	6,1187,734	4,404,093
Proceeds from long-term customer deposits	639,408	820,629
Repayment of related parties loans	(654,183)	(2,939,002)
Repayment of short-term loans	(4,589,051)	0
Dividend paid	(13,209,582)	(5,583,068)
Net cash provided by investing activities	(11,527,757)	(3,297,348)

Effect of exchange rate change on cash	299,911	85,514

Net increase in cash	4,006,213	803,644
Cash, beginning of year	4,395,565	3,591,921
Cash, end of year	8,401,778	4,395,565

Supplemental cash flow disclosure
Income taxes paid	5,457,796	4,195,695
Interest paid	339,152	85,033

Noncash investing transactions:
Obligation payable on acquisition of property and equipment	1,685,398	0

See notes to consolidated financial statements

DIGITAL ENTERTAINMENT INTERNATIONAL LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1 - ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying consolidated financial statements include the financial statements of Digital Entertainment International Limited (“Digital HK”, or the “Company”); its wholly owned subsidiary, Beijing Dingtai Guanqun Culture Co., Ltd. (“DGC”); Beijing FAB Cultural Media Co., Ltd. (“FAB Media”) and Beijing FAB Digital Entertainment Products Co., Ltd. (“FAB

Digital”), which are variable interest entities (“VIEs”) of DGC; and subsidiary of FAB Digital, Beijing Jing Lvtong Travel and Science Technology Co., Ltd. (“JLTST”).

The Company, through its wholly owned subsidiary and its VIEs, is engaged in marketing and distributing various officially licensed digital entertainment products under the “FAB” brand throughout the PRC, including but not limited to audiovisual products such as Compact Discs, Video Compact Discs and Digital Video Disks as well as books, magazines, mobile phone accessories and cameras. The Company’s products and services are primarily distributed through its flagship stores, proprietary “FAB” kiosks and online virtual stores. FAB kiosks, located in high-traffic areas of office buildings, shopping malls, retails stores and airports, are self-service terminals that provide a range of entertainment and business applications.

Digital HK was incorporated under the laws of Hong Kong Special Administrative Region of the People’s Republic of China (“PRC”) in November 2010. It was 85% owned by Universal Entertainment Group Limited (“UEG”), and 15% owned by Eon Capital International Inc. (“ECI”). In June, 2011, ECI agreed to transfer its 15% ownership of Digital HK to UEG at HK$1.00 per share. As of September 30, 2011, Digital HK is wholly owned by UEG.

Digital HK is a holding company and conducts its business through its wholly owned subsidiary, DGC, which is a wholly foreign-owned enterprise (“WFOE”) with limited liability incorporated in the PRC in March 2011. DGC has entered into a series of contractual agreements with the owners of FAB Digital and FAB Media.

FAB Digital was incorporated as a private enterprise in the PRC in September 2003 with a registered capital of 1 million Renminbi (“RMB”). FAB Digital specializes in the distribution of cultural and audio visual products through its two flagship stores in Beijing as well as its online stores. JLTST, which is fully owned by FAB Digital, was incorporated in the PRC in November 2010 with a registered capital of RMB 1 million.

FAB Media was incorporated as a private enterprise in the PRC in April 2008 with a registered capital of RMB 1 million.). FAB Media is primarily engaged in operating and providing proprietary multimedia kiosks for music downloads, information exchange and advertising.

In February and March 2011, a series of contractual arrangements were entered into among DGC, FAB Digital, FAB Media and its individual shareholders. Such arrangements include an Exclusive Service Agreement, a Share Pledge Agreement, an Option Agreement and a Voting Right Proxy Agreement.

Pursuant to these agreements, DGC has the exclusive right to provide to FAB Digital and FAB Media consulting services related to business operation and management. The key terms of these agreements include:

1)

DGC has the sole discretion to make all operating and business decisions for FAB Digital andFAB Media on behalf of the equity owners, including business operations, policies and management, approving all matters requiring shareholder approval;

2)

FAB Digital and FAB Media have agreed to pay all of the operating costs incurred by DGC, and intended to transfer 100% of the income earned to DGC; DGC also has the right to determine the amount of the fees it will receive;

3)

During the term of these agreements, DGC will retain the rights to the intellectual properties if they are created by DGC;

4)

FAB Digital and FAB Media may not enter into any other agreements with any third party to receive consulting service without the prior consent of DGC;

5)

The equity owners pledge their respective equity interests in the FAB Digital and FAB Media as a guarantee for the payment of technical and consulting services fees under the Exclusive Service Agreement;

6)

 The shareholders of FAB Digital and FAB Media have irrecoverably and unconditionally granted DGC or its designee an exclusive option to purchase, to the extent permitted by PRC laws, all or any portion of equity interest of the FAB Digital and FAB Media.

All these contractual agreements obligate DGC to absorb a majority of the risk of loss from FAB Digital and FAB Media’s activities and entitle DGC to receive a majority of its residual returns. In essence, DGC has gained effective control over both FAB Digital and FAB Media. Based on these contractual arrangements, the Company believes that both FAB Digital and FAB Media should be considered as variable interest entities (“VIEs”) under the FASB Accounting Standards Codification (“ASC”) 810, “Consolidation”. Accordingly, management believes that the accounts of these two entities should be consolidated with those of DGC, the primary beneficiary.

Digital HK is effectively controlled by the majority shareholders of FAB Digital and FAB Media. Digital HK has 100% equity interest in DGC. Accordingly, DGC, FAB Digital and FAB Media are effectively controlled by the same majority shareholders.

Therefore, DGC, FAB Digital and FAB Media are considered under common control. The consolidation of DGC, FAB Digital and FAB Media has been accounted for at historical cost and prepared on the basis as if the aforementioned exclusive contractual agreements between DGC and FAB Digital and FAB Media had become effective as of the beginning of the first period presented in the accompanying consolidated financial statements.

2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles of the United States of America (“U. S. GAAP”).

Principles of Consolidation

The consolidated financial statements include the financial statements of Digital HK, DGC, FAB Digital, FAB Media and JLTST. All intercompany transactions and balances have been eliminated upon consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U. S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the useful lives of property and equipment; the allowance for doubtful accounts; the realization of deferred tax assets, the valuation of inventories, land use right and property, plant and equipment; and accruals for income tax uncertainties and other contingencies when applicable. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, and foreign currency exchange rates.

The Company has significant operating risk in the PRC. The operating results of the Company may be adversely affected by changes in the political and social conditions in the PRC and by changes in Chinese government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. The Company can give no assurance that those changes in political and other conditions will not result in a material adverse effect upon the Company’s business and financial condition.

Cash

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

Accounts receivable consist of balances due from wholesale customers. Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible amounts. The Company does periodical reviews to determine whether the outstanding amounts are collectible. If the collectability of the balances becomes doubtful, an allowance is established for possible uncollectible balances.

Advances to Suppliers

Advances to suppliers represent payments made in advance for goods and services to be received. The Company makes advances to audiovisual products publishers in order to maintain long-term relationships with the vendor. In addition, the Company is required to pay the FAB kiosks manufacturer in advance.

Inventory

Inventory is recorded at the lower of cost or market, using the first-in, first-out (“FIFO”) method. The Company estimates net realizable value based on current market value and inventory aging analyses. The Company writes down inventories for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventories and their estimated market values based upon certain assumptions about future demand and market conditions. As of September 30, 2011 and 2010, inventory consists of finished goods, and no reserve for slow-moving or obsolete inventory is considered necessary.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation and amortization is calculated on the straight-line method over the estimated useful lives of the assets as set out below:

Estimated Useful Life

Electronic equipment

5 years

Office furniture and equipment

5 years

Vehicles

5 years

Building

50 years

Leasehold improvements

Shorter of lease terms or estimated useful life

Revenue Recognition

Product revenue is recognized when title to the product has transferred to customers in accordance with the terms of the sale; the sales price to the customer is fixed or determinable, and collectability is reasonably assured. Revenues are recorded net of applicable sales taxes.

The Company derives revenue from retail sales, wholesales of merchandise inventory, and FAB kiosk sales. Revenue from FAB kiosk sales includes download service revenue, membership card revenue, advertisement revenue and licensing revenue.

Revenue from retail sales and wholesales is recognized at the point-of-sale. Download service revenue is recognized when substantially all material services or conditions relating the sales have been performed or satisfied, and the Company has no obligation to refund any payment (cash or otherwise) received. Membership card revenue is amortized over the life of the membership period, membership cards with par value of RMB 100 have an expiration period of three months, and par value of RMB 200, 300, 400 and 500 have an expiration period of twelve months. Advertisement revenue is recognized over the contract period which usually expires within four months. Licensing revenue is amortized ratably over the term of the agreement which is generally five years long.

Cost of Revenues

Cost of revenues consists primarily of costs associated with purchasing, receiving, shipping, inspecting and warehousing products.

Selling, General and Administrative (“SG&A”) Expenses

Included in SG&A expenses are payroll and related costs, store operating costs, occupancy charges, professional and service fees, general operating and overhead expenses and depreciation charges.

Foreign Currency Translation

The Company principally operates in the PRC and its functional currency is the Chinese currency RMB. The reporting currency of the Company is the US dollar. The Company does not enter into any transactions denominated in foreign currencies. The financial statements of the Company are translated into United States dollars using the year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses and historical rates for equity. Translation adjustments resulting from translating the local currency financial statements into U.S. dollars are included in comprehensive income. The cumulative translation adjustment was included as an item of accumulated other comprehensive income/(loss) in the shareholders’ equity section of the balance sheet.

Comprehensive Income

The Company has adopted ASC 220, “Comprehensive Income”, which establishes standards for reporting and displaying comprehensive income, its components, and accumulated balances in a full-set of general-purpose financial statements. The Company’s accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments.

Fair Value of Financial Instruments

ASC 820, “Fair Value Measurement”, defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures.

Fair Value of Financial Instruments

ASC 820, “Fair Value Measurement”, defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures.

The three levels are defined as follows:

Level 1 - Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the financial instruments.

Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value.

Estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates. The carrying amounts of short-term loans approximate their fair values because the applicable interest rates approximate current market rates.

As of September 30, 2011 and 2010, the Company's financial instruments include cash, accounts receivable, advances to suppliers, inventory, loan receivable, short-term bank loans, accounts payable, deposits from customer, deferred revenues, accrued expenses, taxes payable, dividends payable and due to related parties. The fair values of these financial instruments approximate their carrying amounts due from/to their short-term nature. The carrying value of long-term deposits, advances and payables approximates fair value based on their terms, which represent those available to the Company for similar instruments.

Income Taxes

The Company is subject to the Income Tax Laws of the PRC. It did not generate any taxable income outside of the PRC for the years ended September 30, 2011 and 2010. The Company accounts for income taxes in accordance with ASC 740, “Income Taxes”. ASC 740 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain. The components of deferred tax assets are individually classified as current and non-current based on their characteristics.

ASC 740-10-25 prescribes a more-likely-than-not threshold for consolidated financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. It also provides guidance on the recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, years open for tax examination, accounting for income taxes in interim periods and income tax disclosures. There are no material uncertain tax positions as of September 30, 2011 and 2010, respectively. All tax returns since inception are subject to examination by tax authorities.

Value Added Taxes

The Company is subject to a value added tax (“VAT”) for selling merchandise. The applicable VAT rate is 17% for products sold in the PRC. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under the commercial practice of the PRC, the Company pays VAT based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued. In the event that the PRC tax authorities dispute the date on which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty based on the amount of the taxes which are determined to be late or deficient, and will be expensed in the period if and when a determination is made by the tax authorities that a penalty is due.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This new guidance is to be applied prospectively. This guidance will be effective for the Company beginning January 1, 2012. The Company anticipates that the adoption of this standard will not materially affect its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”. ASU 2011-05 eliminates the option to report other comprehensive income and its components in the statements of changes in equity. ASU 2011-05 requires that all non-owner changes in shareholders’ equity be presented in either a single continuous statement of comprehensive income or in two separate but consecutive statements. This new guidance is to be applied retrospectively. This guidance will be effective for the Company beginning January 1, 2012. The Company anticipates that the adoption of this standard will not change the presentation of its consolidated financial statements.

3 - ADVANCES TO SUPPLIERS

Advances to suppliers as of September 30, 2011 and 2010 consist of the following:

September 30,

2011

2010

Advances to suppliers

$ 1,359,564

$ 10,907,735

Allowance for doubtful accounts

(1,578)

 (444,524)

Advances to suppliers, net

1,357,986

10,463,211

Current portion

(1,357,986)

(3,672,116)

Advances to suppliers - long-term

$               -

$  6,791,095

The Company reviews the advances to suppliers periodically to determine whether the carrying value has become impaired. The Company considers the assets to be impaired if facts and circumstances indicate that the collectability of the services or materials become doubtful. The Company uses the aging method to estimate the allowance for uncollectible balances. Historically if the Company cannot receive goods within 270 days, the possibility of collectability is rare. As a result, the company’s policy is to provide 100% allowance.

The valuation allowance is adjusted to the amount computed as a result of the aging method. Whenever facts subsequently become available to indicate that the allowance provided requires an adjustment, then the adjustment will be classified as a change in estimate. The allowances of doubtful accounts were $1,578 and $444,524 for the years ended September 30, 2011 and 2010, respectively. During the year ended September 30, 2011, the Company recovered $ 453,445 of previously reserved doubtful account balances.

The long-term advances to suppliers consist mainly of a prepayment to Beijing Yide Real Estate Development Co., LTD (“YIDE”) for land purchase and building construction. In May 2011, the contract with YIDE was terminated, and the prepayment was fully refunded.

4 - ACCOUNTS RECEIVABLE

Accounts receivable as of September 30, 2011 and 2010 consist of the following:

September 30,

2011

2010

Accounts receivable

$ 5,044,078

$ 2,226,120

Allowance for doubtful accounts

                         -

(509,597)

Accounts receivable, net

$ 5,044,078

$ 1,716,523

Currently, the Company grants credit to customers with well-established credit history with a term of six to twelve months while the Company generally requests other customers to pay either in advance or upon delivery. For past due receivables, the Company usually provides full provision. During the year ended September 30, 2011, the Company recovered $ 521,591 of previously reserved doubtful account balances.

5 - PROPERTY AND EQUIPMENT

Property and equipment and their related accumulated depreciation are as follows:

September 30,

2011

2010

Electronic equipment

$ 1,207,738

$ 809,390

Office furniture and equipment

114,389

93,653

Vehicles

56,094

53,521

Building

12,530,739

 -

Leasehold improvements

2,752,229

1,764,783

16,661,189

2,721,347

Less: Accumulated depreciation

(1,731,606)

 (1,046,270)

14,929,583

1,675,077

Construction in process

 234,951

 -

Total property, plant and equipment, net

$ 15,164,534

 $ 1,675,077

In April 2011, the Company purchased a building for $12,237,468 (RMB 80,000,000). As of the date of this report, the Company has not received the related property ownership certificate and the land use right certificate. Management of the Company estimate these certificates will be obtained in the first half of 2012, and the building is used for operations since April 2011. As a result, depreciation expense on the building has been recorded.

Construction-in-progress included leasehold improvements in progress at a newly leased location for a new flagship store. This new store is currently under remodeling and is not in operation. No depreciation is provided for construction-in-

progress until the assets are placed into service. Depreciation expense for the years ended September 30, 2011 and 2010 was $620,184 and $375,543, respectively.

6 - LONG-TERM DEPOSITS

Deposits include no-piracy sales guaranty deposits made to product licensors by FAB Digital and rent deposits made to landlords. The deposits for no-piracy sales guaranties are fully refundable when FAB Digital decides to terminate the license agreements with the licensors to sell their products. The rent deposits are also fully refundable at the end of the lease term.

7 - LOANS RECEIVABLE

Loans receivable consists of the following:

September 30,

2011

 2010

Beijing Yirun Baiyuan Trading Co., Ltd.

$ 6,312,360

 $ -

Beijing Long Xingtang Advertising Co., Ltd.

1,268,645

 -

Total loan receivable

$ 7,581,005

$ -

In 2011, the Company entered into various loan arrangements providing credit lines to unrelated third parties with no maximum borrowing levels and a maximum term of six months plus options to renew. Interest is at 10% per annum. The interest receivables imputed on the outstanding loan receivable were $121,266 and $0 for the year ended September 30, 2011 and 2010, respectively.

8 - SHORT-TERM BANK LOANS

Short-term bank loans consist of the following:

September 30,

2011

2010

Loan from China Development Bank

$ 4,699,027

$ 4,483,528

Loan from China Merchants Bank

1,566,343

 -

Total short-term bank loans

$ 6,265,370

$ 4,483,528

Short-term bank loans are primarily used for working capital needs. On March 23, 2011, FAB Digital entered into a new loan agreement with China Merchants Bank (“CMB”) for a one-year term loan (due March 31, 2012) in the amount of RMB 10,000,000 (approximately $1.5 million).

The loan has a variable interest rate based on the one year benchmark rates of similar loans published by the People’s Bank of China plus 30 basis points, adjustable on a monthly basis. The loan was guaranteed and collateralized by the video product copyrights of FAB Digital, and the software copyrights and personal house property owned by the Chief Executive Officer.

The loan from China Development Bank (“CDB”) had a one-year term due May 24, 2011 which was fully repaid. On June 10, 2011, FAB Digital entered into another loan agreement with CDB for a one-year term loan due June 14, 2012 in the amount of RMB 30,000,000 (approximately $4.7 million). The loan has a variable interest rate based on the one year benchmark rates of similar loans published by the People’s Bank of China plus 10 basis points, adjustable on a monthly basis. In connection with the loan agreement, the major shareholders of the FAB Digital entered into a share pledge agreement with Beijing Medium and Small Business Credit Guarantee Company (“CGC”) in which 100% of their respective equity interest in the Company is collateralized, as well as the copyright and trademark of FAB Digital, and the personal house property owned by the Chief Finance Officer. Accordingly, CGC provides commercial guaranty to the loan from CDB.

9 - RELATED-PARTY TRANSACTIONS

The table below sets forth the related parties and their affiliation with the Company:

Related Parties

Affiliation with the Company

Hongxiang Audio & Video Products Co., Ltd.

Affiliated Company controlled by

Mr. Zhang Hongcheng

Guangdong Endless Culture Co., Ltd.

Affiliated Company controlled by

Mr. Zhang Hongcheng

Amounts due to related parties are as follows:

September 30,

2011

2010

Loans from related parties

Hongxiang Audio & Video Products Co., Ltd.

$ -

$ 29,890

Guangdong Endless Culture Co., Ltd.

27,112

635,118

Total due to related parties

$ 27,112

$ 665,008

From time to time, employees of the related parties may perform certain business functions for the Company and vise versa. For the year ended September 30, 2011 and 2010, Guangdong Endless Culture Co., Ltd. (“GEC”) paid $101,633 and $38,268, respectively to the employees of the Company as compensation expenses for services rendered to GEC and not included in the Company’s consolidated financial statements. The Company paid $79,221 and $50,381, respectively to the employees of GEC as compensation for services rendered to the Company. The amounts are included in the Company’s consolidated financial statements.

The Company has eight business locations, and two of them are subleased from GEC. In March 2008, GEC entered into a lease agreement with Xidan Joy City on behalf of FAB Media for a term of eight-year from April 2008 to March 2016. Subsequently, FAB Media entered into a sublease agreement with GEC. The average monthly rent expense is $47,420. FAB Media paid the rental and promotion expense to Xidan Joy City directly.

In May 2011, GEC entered into another lease agreement with Guoson Mall on behalf of FAB Digital for a term of five-year period from May 2011 to August 2016. The average monthly rent expense is $ 66,169; the promotion expense and property management fees are $ 1,361 and $ 20,004 per month respectively. FAB Digital paid the rental and promotion expense to Guoson

Mall directly.

Future minimum annual rental payments due for Xidan Joy city and Guoson Mall are as follows:

Rental

Fiscal Year

Commitments

2012

$1,658,252

2013

1,658,252

2014

1,658,252

2015

1,658,252

2016

1,187,650

Total

$7,820,658

10 - CASH DIVIDENDS

In February 2010, the Board of Directors of both FAB Media and FAB Digital declared and approved a total of $7,360,854 (RMB 50,141,000) cash dividends to their shareholders. $5,583,068 (RMB 38,031,000) and $2,197,429 (RMB 14,410,000) were paid in 2010 and 2011, respectively.

In March, 2011, the Board of Directors of FAB Digital declared and approved and declared a total of $5,670,417 (RMB 37,245,000) cash dividends to its shareholders according to their relative percentage, of which $5,728,082 (RMB 37,245,000) was subsequently paid.

In September, 2011, the Board of Directors of FAB Media also declared and approved and declared a total of $7,050,960 (RMB 45,000,000) cash dividends to their shareholders, of which $5,429,269 (RMB 34,700,000) was subsequently paid.

11 - STATUTORY RESERVE

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net income.  Such appropriation may cease if the balance of the fund is equal to 50% of the entities’ registered capital or shareholders’ equity. The Company has reserved $131,825 at both September 30, 2011 and 2010 since the amount has reached the statutory limit of 50% of the registered capital.

12 - INCOME TAXES

The Company was incorporated in Hong Kong in November 2010, and did not earn any income that was derived in Hong Kong for the years ended September 30, 2011 and 2010 and therefore was not subject to Hong Kong income tax.

DGC, FAB Digital and JLTST were organized under the laws of the People’s Republic of China (“PRC”) which are subject to Enterprise Income Tax (“EIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with the Enterprise Income Tax Law. Pursuant to the PRC Income Tax Laws, DGC, FAB Digital and JLT are subject to EIT at a statutory rate of 25%.  FAB Media was qualified as a High and New Technology Enterprise in Beijing High-Tech Zone in December 24, 2010, and was entitled to a preferential tax rate of 15% for three years from January 2011 to December 2013.

The Company files income tax returns with both the National Tax Bureau and the Local Tax Bureaus in the PRC. All tax returns of the Company since inception are subject to tax examination by tax authorities.

The Company recognized a deferred tax asset in the amount of $ 2,146,463 and $ 898,082 at September 30, 2011 and 2010, respectively. Deferred tax assets represent deductible temporary differences arising from deferred revenue and the allowance for doubtful accounts. The components of deferred tax assets are as follows:

September 30,

2011

2010

Deferred tax assets

(Restated)

Allowance for doubtful accounts

$ 395

$ 238,530

Deferred revenue

2,146,068

659,552

Total deferred tax assets

$ 2,146,463

$ 898,082

Classification on consolidated balance sheets

- Deferred tax assets, current

$ 1,087,070

$ 842,150

- Deferred tax assets, non-current

1,059,393

55,932

The Company has identified deferred tax related errors from periods prior to the year ended September 30, 2011. Accordingly, the balance sheet for September 30, 2010 has been adjusted to increase deferred income tax assets by $842,150 in the current asset section, increase deferred tax assets by $56,000 in the noncurrent section. A deferred tax benefit of $139,761 is reflected in the consolidated statement of income and comprehensive income with a corresponding increase to retained earnings. In addition, the Company recorded an increase to retained earnings as of September 30, 2009 by $739,297 in the consolidated statements of changes in shareholders' Equity.

Income tax expense (benefit) consists of:

Year Ended September 30,

2011

2010

Current income tax

$ 5,509,755

$ 4,412,575

Deferred income tax benefit                                         (1,177,008)            (137,284)

                                                                                    $ 4,332,747          $4,275,291

The following table reconciles PRC statutory rates to the Company’s effective tax rate for the years ended September 30, 2011 and 2010:

2011

2010

Exemption rendered by local tax authorities                    -5%               0%

Statutory income tax rate                                                 25%            25%

Nondeductible expenses - permanent differences             3%               2%

Effective tax rate                                                              23%             27%

Taxes payable consist of the following as of September 30, 2011 and 2010:

September 30,

2011

2010

VAT payable

$ 484,187

$ 339,807

Income tax payable

1,183,157

1,077,996

Business tax payable

385,294

314,107

Other

149,737

86,151

Total taxes payable

$ 2,202,375

$ 1,818,061

13 - SUBSIDY INCOME

As an incentive for cultural creative industry development, FAB Media received a special grant for a carton project from Finance Bureau of Eastern District of Beijing, amounting to $69,960 as subsidy income for the year ended September 30, 2011.

As an incentive for selling genuine entertainment products, the Company received a special grant from the Management Committee of Yonghe Garden, Eastern District of Beijing, amounting to $369,944 as subsidy income for the year ended September 30, 2010.

14 - LEASE AND RENTAL COMMITMENTS

The Company conducts all of its retail sales and corporate operations in leased facilities. Rent expense under non-cancellable operating leases for the Company’s flagship stores and warehouses was as follows:

Year Ended September 30,

2011

 2010

FAB Media                                                        $650,825               $1,065,244

FAB Digital                                                       1,286,631                 1,029,600

Total rent expense                                          $1,937,456              $  2,094,844

The Company recognizes fixed minimum rent expense on non-cancellable leases on a straight-line basis over the term of leases, and records the difference between the rental expense paid and the amounts due under the leases as a rent liability or asset. Rent liability in the amount of $1,716,730 and $159,784 at September 30, 2011 and 2010, respectively, is included in accrued expenses.

Future minimum annual rental payments due under these non-cancellable operating leases are as follows:

                                                                                    Rental

                                Fiscal Year                          Commitments
                                     2012                                       $1,862,666

                                     2013                                         1,709,355

                                     2014                                         1,658,252

                                     2015                                         1,658,252

                                     2016                                         1,187,650

                                     Total                                      $8,076,175

15 – CONCENTRATIONS

Major Customers and Suppliers

For the years ended September 30, 2011 and 2010, no individual customer accounted for more than 10% of the total revenues, no single customer accounted for more than 10% of total outstanding accounts receivable.

For the year ended September 30, 2011, no individual suppliers accounted for more than 10% of the Company’s purchases, no single vendor accounted for more than 10% of total outstanding accounts payable. For the year ended September 30, 2010, four vendors accounted for 48% of the Company’s total purchases, individually accounting for 15%, 13%, 10% and 10%. Two vendors accounted for 24% of the total outstanding accounts payable, individually accounting for 13% and 11%.

16 - SEGMENT INFORMATION

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company's internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company's business segments.

The Company is engaged in distribution of digital entertainment products and services. The Company's chief operating decision maker (“CODM”) has been identified as the CEO who reviews the financial information of separate operating segments when making decisions about allocating resources and assessing performance of the group. Based on management's assessment, the Company has determined that it has three operating segments which are wholesale, retail and FAB kiosks.

The following tables present summary information by segment for the years ended September 30, 2011 and 2010, respectively:

Year Ended September 30, 2011

Revenue from

Wholesale Retail

FAB

Kiosks

Consolidated

Revenues

$ 44,745,502

$ 9,731,922

$ 16,374,908

 $ 70,852,332

Cost of revenues

37,027,596

7,261,104

2,303,958

46,592,658

Gross profit

7,717,906

2,470,818

 14,070,950

24,259,674

Depreciation and amortization                  155,491               404,204                 60,489               620,184

Total capital expenditures                      7,712,006            2,977,182            3,143,434          13,832,622

Total assets                                          23,991,074           13,560,563           9,332,959          46,884,596

Year Ended September 30, 2010

Revenue from

Wholesale Retail

FAB

Kiosks

Consolidated

Revenues

$ 31,937,150

$ 7,822,811

$ 15,760,777

$ 55,520,738

Cost of revenues

25,549,720

5,354,537

4,287,637

35,191,894

Gross profit

6,387,430

2,468,274

11,473,140

20,328,844

Depreciation and amortization                  236,217               101,021                 38,305               375,543

Total capital expenditures                             8,737                  3,736                    1,417                 13,890

Total assets                                          16,677,061            7,132,161            2,704,389           26,513,611

17- CONTINGENCY

In August 9, 2011, Wizzard Software Corporation (“WSC”), a Colorado corporation, executed a Memorandum of Understanding with Digital HK to acquire 100% of the outstanding shares of Digital HK. In return for 100% of the outstanding shares of Digital HK, Wizzard will issue 49% of its outstanding shares at the time of the closing to Digital HK and two new seats on the Board of Directors. The transaction, which is expected to close in February 2012, is subject to substantial due diligence, approvals by each company’s shareholders, the satisfaction of customary closing conditions and regulatory approvals both in the U.S. and China. As of the date of this report, due diligence is approaching the completion stage.

The Labor Contract Law of the People’s Republic of China requires employers to assure the liability of the severance payments if employees are terminated and have been working for the employers for at least two years prior to January 1, 2008. The employers will be liable for one month for severance pay for each year of the service provided by the employees. Based on management estimate, the probability of payment is remote.

In April 2010, FAB Media filed suit against Beijing Times Square Development Company in the Beijing Xicheng District People’s Court, alleging breach of contract of an agreement entered into with the defendants in 2008 and seeking damages of $281,942 (RMB1,800,000). As of the date of the report, the lawsuit remains pending.

18 - SUBSEQUENT EVENTS

On December 27, 2011, Mr. Wang Gang and Mr. Zhang Hongcheng entered into a share transfer agreement. Pursuant to the agreement, Mr. Wang Gang, one of the major shareholders of FAB Media, agreed to transfer his 60% equity interest of FAB Media to Mr. Zhang Hongcheng. As of the date of this report, Mr. Zhang Hongcheng and Mr. Ma Jiliang are the owners of FAB Media, with the percentage of ownership of 60% and 40%, respectively.

These consolidated financial statements were approved by management and available for issuance on January 19, 2012. In accordance with ASC 855, the Company evaluated subsequent events through the date these consolidated financial statements were issued.

THE SPIN-OFF

As a condition to the Closing of the Agreement, the Company is to complete the “spin-off” of its home healthcare operations through a special dividend to its stockholders as a separate public corporation.  The Agreement provides that UEG shall not be deemed a stockholder of the Company for purposes of the spin-off and shall not be entitled to participate therein.  The spin-off will be subject to the prior approval of Proposal 3 of this Proxy Statement, and the Company’s Board of Directors will set a record date for determining which stockholders are eligible to participate in the spin-off , which record date will be prior to the date of the Closing of the Agreement.   Only stockholders of record as of the spin-off record date will be entitled to participate in the spin-off.

Our home healthcare operations are conducted by our wholly-owned subsidiary Interim Healthcare of Wyoming, Inc., a Wyoming corporation (“Interim”).  Interim operates principally in the home healthcare and healthcare staffing services industries in Wyoming and Montana.  We acquired all of Interim’s issued and outstanding shares on September 8, 2005, in a transaction accounted for as a purchase.

The spin-off will be achieved through the distribution of all of Interim’s capital stock to our stockholders of record as of the record dated on a pro rata basis, with each Company stockholder to receive one share of Interim common stock for each share of Wizzard that he/she/it holds on such record date.  Our stockholders will not need to relinquish any shares of Wizzard common stock or provide any other consideration for their shares of Interim.  Immediately after the completion of the spin-off, each of our stockholders will continue to hold both his/her/its shares of Wizzard and an equal number of shares of Interim.  Interim will continue to operate its existing businesses after the completion of the spin-off and the spin-off will not affect the number of outstanding shares of Wizzard or any rights of Wizzard’s stockholders, although it may affect the market price of its common stock.  We expect that approximately 11,500,000 shares of Interim common stock will be distributed to our stockholders in connection with the spin-off, although the actual number of shares to be so distributed will be determined as of the spin-off record date.  No fractional shares will be distributed as part of the spin-off.

The completion of the spin-off will be subject to approval of Proposal 3 at the Annual Meeting and to final approval by the Company’s Board of Directors.  In addition, Interim will need to file a Registration Statement on Form 10 (the “Form 10”) with the SEC and the spin-off will be subject to the prior effectiveness of the Form 10.  The Form 10 will include detailed information about Interim and its financial history, capitalization, the spin-off and related matters.  Our Board of Directors reserves the right to amend, modify or abandon the spin-off at any time before the distribution date of the Interim shares.

Interim Healthcare of Wyoming, Inc., the wholly-owned subsidiary through which the Company conducts its home healthcare operations, has filed a Registration Statement on Form S-1 for the registration of the Interim shares that are to be issued to the Company’s stockholders in connection with the spin-off.  The completion of the spin-off will be subject to the SEC’s declaration of effectiveness of such registration statement, and neither the Company nor Interim can provide any assurance as to when or if this will occur.  In addition, prior to the closing of the Share Exchange Agreement, certain registrations and applications for transfer of intellectual property relating to the business of the PRC entities from Mr. Zhang or its affiliates to the PRC entities under Chinese law must have been submitted or made to the PRC governments.

With the execution of the Agreement, the Company has made a business decision to continue to concentrate its efforts on the media business.  Our Board of Directors believes that the separation of Interim will facilitate this process due to the substantially different focus of its home healthcare operations.  Because each of these businesses is so different from the other, each requires management to pursue significantly different operating and business strategies.  As a result, management and our Board of Directors believe that our home healthcare operations are likely to divide management’s attention from the Company’s focus on media, particularly after the Closing of the Acquisition.  The spin-off will allow our management to concentrate on the media business and will allow management of Interim to concentrate on home healthcare.  Our Board of Directors believes that separate companies may create more long-term value for the stockholders of each corporation than if both the media business and the home healthcare business were conducted through the current combined entity.

There is currently no public market for Interim’s common stock.  Following the completion of the spin-off, we expect that quotations for Interim’s common stock will be available on OTCBB.  We expect that trading of Interim’s shares will commence on or about the distribution date of the Interim shares.  We can not predict that any established public market will develop for Interim’s common stock or what its market price may be.  Nor can we predict what effect, if any, the spin-off may have on the market price for Wizzard’s common stock.

The shares of Interim common stock that are distributed to our stockholders will be freely transferable, with the exception of shares that are received by persons who may be deemed to be “affiliates” under the Securities Act of 1933, as amended (the “1933 Act”).  Persons who may be deemed to be affiliates of Interim after the spin-off will include persons or entities that control, are controlled by, or are under common control with Interim.  These persons will be able to sell their Interim shares only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as Section 4(1) thereof or Rule 144 promulgated thereunder.

We intend the spin-off to be a tax-free dividend to our stockholders.  The following is a summary of certain material U.S. federal income tax consequences to Wizzard, the holders of Wizzard’s common stock, Interim and the holders of Interim’s common stock following the spin-off. This summary does not discuss all tax considerations that may be relevant to stockholders in light of their particular circumstances.  Nor does it address the consequences to stockholders subject to special rules under the U.S. federal income tax laws, such as stockholders subject to the alternative minimum tax, tax-exempt entities, non-resident alien individuals, foreign entities, foreign trusts and estates and beneficiaries thereof, stockholders who acquire shares as compensation for services, banks, insurance companies, other financial institutions, traders in securities that use mark-to-market accounting, and dealers in securities or commodities. In addition, this summary does not address any state, local or foreign tax consequences. This summary is based upon provisions of the Internal Revenue Code of 1986, amended (the “Code”), and regulations, rulings and judicial decisions, as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below.

If a partnership (or other entity treated as a partnership) holds Wizzard or Interim common stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Wizzard or Interim common stock, you should consult your tax advisors.

All stockholders should consult their own tax advisors concerning the specific tax consequences of the spin-off of Interim common stock to holders of Wizzard common stock in light of their particular circumstances. This summary is not intended to be, nor should it be construed to be, legal or tax advice to any particular investor.

Wizzard has not obtained a ruling from the IRS that the spin-off will qualify as a tax-free transaction under Section 355 of the Code and a tax-free reorganization under Section 368(a)(1)(D) of the Code. On the basis of Wizzard’s position and opinion only and assuming that Wizzard common stock is a capital asset in the hands of a Wizzard stockholder on the distribution date:

•	holders of Wizzard common stock should not recognize any income, gain or loss as a result of the receipt of shares of Interim common stock in the spin-off;
•

holders of Wizzard common stock should apportion the tax basis of their Wizzard common stock between such Wizzard common stock and Interim common stock received in the spin-off in proportion to the relative fair market values of such stock at the time of the spin-off;

•

the holding period for Interim common stock received in the spin-off by holders of Wizzard common stock should include the period during which such holders held the Wizzard common stock with respect to which the spin-off was made; and

•	neither Interim nor Wizzard should recognize gain or loss as a result of the spin-off.

If the distribution were not to qualify as a tax-free spin-off, each Wizzard stockholder receiving shares of Interim common stock in the spin-off would be treated as if such stockholder had received a distribution in an amount equal to the fair market value of Interim common stock received, which would result in (1) a taxable dividend to the extent of such stockholder’s pro rata share of Wizzard’s current and accumulated earnings and profits, (2) a reduction in such stockholder’s basis in Wizzard common stock to the extent the amount received exceeds such stockholder’s share of earnings and profits and (3) a taxable gain to the extent the amount received exceeds the sum of the amount treated as a dividend and the stockholder’s basis in the Wizzard common stock. Any such gain would generally be a capital gain if the Wizzard common stock is held as a capital asset on the distribution date. In addition, Wizzard would recognize a taxable gain to the extent the fair market value of Interim common stock distributed in the spin-off exceeded its tax basis in such common stock.

     4397 South Albright Drive, Salt Lake City, UT 84124

    (801) 277-2763 Phone • (801) 277-6509 Fax

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

INTERIM HEALTHCARE OF WYOMING, INC.

Pittsburgh, Pennsylvania 15213

We have audited the accompanying balance sheets of Interim Healthcare of Wyoming, Inc. as of December 31, 2011, 2010 and 2009, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2011, 2010 and 2009. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform, and audit of its internal controls over financial reporting for the years ended December 31, 2011, 2010 and 2009.  Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal controls over financial reporting for the years ended December 31, 2011, 2010 and 2009.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements audited by us present fairly, in all material respects, the financial position of Interim Healthcare of Wyoming, Inc. as of December 31, 2011, 2010 and 2009 and the results of their operations and their cash flows for the years ended December 31, 2011, 2010 and 2009, in conformity with generally accepted accounting principles in the United States of America.

/s/ Gregory & Associates, LLC

May 4, 2012

Salt Lake City, Utah

INTERIM HEALTHCARE OF WYOMING, INC.

 BALANCE SHEETS

	December 31, 2011		December 31, 2010		December 31, 2009
Interim Statement of Financial Position
CURRENT ASSETS:
Cash	535,145		205,907		345,814
Accounts receivable	382,137	[1]	281,867	[2]	272,351	[2]
Prepaid expenses	15,349		14,863		5,485
Deferred tax asset, current	20,377		21,721		21,289
Total current assets	953,008		524,358		644,939

PROPERTY AND EQUIPMENT, net	4,275		9,599		18,875
GOODWILL	1,189,661		1,920,486		1,920,486
DEFERRED TAX ASSET, NET	84,587		0		0
Total assets	2,231,531		2,454,443		2,584,300

CURRENT LIABILITIES:
Accounts payable	49,976		20,477		12,660
Accrued expenses	87,209		32,175		53,608
Total current liabilities	137,185		52,652		66,268

DEFERRED TAX LIABILITY, NET	0		111,257		100,408

Total liabilities	137,185		163,909		166,676

STOCKHOLDERS' EQUITY

Common stock	1	[3]	1	[3]	1	[3]
Additional paid-in capital	1,585,190		1,433,940		1,576,833
Retained Earnings	509,155		856,593		840,790
Total stockholders' equity	2,094,346		2,290,534		2,417,624
Total liabilities and stockholders' equity	2,231,531		2,454,443		2,584,300

[1] net of $20,200 allowance

[2] net of $34,200 allowance

[3] $.001 par value, 50,000 shares authorized, 1,000 shares issued and outstanding

The accompanying notes are an integral part of these financial statements.

INTERIM HEALTHCARE OF WYOMING, INC.

 STATEMENTS OF OPERATIONS

	Year ended
	December 31, 2011	December 31, 2010	December 31, 2009
Interim Statement of Operations
REVENUE
Total Revenue	3,425,721	3,099,090	2,904,782

COST OF GOODS SOLD
Total Cost of Goods Sold	2,305,789	2,089,811	1,979,984

Gross Profit	1,119,932	1,009,279	924,798
OPERATING EXPENSES
Selling expenses	61,889	61,019	62,378
General and administrative	306,348	349,430	318,793
Salaries, wages and related expenses	550,027	561,617	562,960
Consulting fees	13,899	11,397	23,930
Impairment of goodwill	730,825	0	0
Total Operating Expenses	1,662,988	983,463	968,061
LOSS FROM OPERATIONS	(543,056)	25,816	(43,263)

OTHER INCOME (EXPENSE):
Interest income	261	440	1,741
Interest expense	(447)	(1,297)	(86)
Other income (expense)	1,304	1,260	938
Total Other Income (Expense)	1,118	403	2,593
INCOME(LOSS) BEFORE INCOME TAXES	(541,938)	26,219	(40,670)
CURRENT INCOME TAX EXPENSE (BENEFIT)	0	0	0
DEFERRED INCOME TAX EXPENSE (BENEFIT)	(194,500)	10,416	(13,281)
NET INCOME(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	(347,438)	15,803	(27,389)

BASIC INCOME (LOSS) PER COMMON SHARE	(347.44)	15.80	(27.39)
BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	1,000	1,000	1,000
DILUTED INCOME (LOSS) PER COMMON SHARE -	(347.44)	15.80	(27.39)
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	1,000	1,000	1,000

The accompanying notes are an integral part of these financial statements.

INTERIM HEALTHCARE OF WYOMING, INC. STATEMENT OF STOCKHOLDERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31 2011, 2010 AND 2009

			Additional
	Common Stock		Paid In	Retained
	Shares	Amount	Capital	Earnings
Balance at December 31, 2008	1,000	$1	$1,955,595	$868,179

Distribution to Owner (Parent)	0	0	(378,762)	0

Net loss for the year ended December 31, 2009	0	0	0	(27,389)

Balance at December 31, 2009	1,000	$1	$1,576,833	$840,790

Distribution to Owner (Parent)	0	0	(142,892)	0

Net income for the year ended December 31, 2010	0	0	0	15,803

Balance at December 31, 2010	1,000	$1	$1,433,941	$856,593

Investment by Owner	0	0	151,249	0

Net loss for the year ended December 31, 2011	0	0	0	(347,438)

Balance at December 31, 2011	1,000	$1	$1,585,190	$509,155

The accompanying notes are an integral part of these financial statements.

INTERIM HEALTHCARE OF WYOMING, INC.
STATEMENTS OF CASH FLOWS

	December 31, 2011	December 31, 2010	December 31, 2009
Interim Statement of Cash Flows
Cash Flows from Operating Activities
Net income (loss)	(347,438)	15,803	(27,389)
Adjustments to reconcile net loss to net cash used in operating activities:

Change in deferred tax assets and liabilities	(194,500)	10,416	(13,281)
Change in allowance for doubtful accounts	(14,000)	0	0
Depreciation and amortization expense	5,325	9,275	12,682
Impairment of goodwill	730,825	0	0
Change in assets and liabilities:
Increase (Decrease) Accounts receivable	(86,270)	(9,516)	256,549
Increase (Decrease) Prepaid expenses	3,357	(11,696)	(188)
(Increase) Decrease Accounts payable	29,499	7,817	(25,733)
(Increase) Decrease Accrued expense	55,034	(21,432)	(27,755)
(Increase) Decrease Deferred revenue	(3,843)	2,318	(24,151)
Net Cash Provided by Operating Activities	177,989	2,985	150,734

Cash Flows from Investing Activities:
Purchase of property & equipment	0	0	0
Net Cash Used in Investing Activities	0	0	0

Cash Flows from Financing Activities:
Payments (to)/from Wizzard Software	151,249	(142,892)	(378,762)
Net Cash Used in Financing Activities	151,249	(142,892)	(378,762)

Net Increase (Decrease) in Cash	329,238	(139,907)	(228,028)
Cash at Beginning of Period	205,905	345,814	573,842
Cash at End of Period	535,144	205,907	345,814
Supplemental Disclosures of Cash Flow Information
Cash paid during the periods for:
Interest	447	1,297	86
Income taxes	0	0	0

   Supplemental Disclosures of Non-Cash Investing and Financing

     Activities:

   For the Years Ended December 31, 2011, 2010 and 2009

         None

The accompanying notes are an integral part of these financial statements

INTERIM HEALTHCARE OF WYOMING, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization – Interim Healthcare of Wyoming, Inc. ["Interim"], a Wyoming corporation and a wholly owned subsidiary of Wizzard Software Corporation, was organized on September 30, 1991.  Interim operates primarily in the home healthcare and healthcare staffing services in Wyoming and Montana.  On September 8, 2005, Wizzard Software Corporation purchased all of the issued and outstanding shares of Interim Healthcare of Wyoming, Inc. ["Interim"], a Wyoming corporation, in a transaction accounted for as a purchase.  On April 3, 2007, Interim purchased the operations of Professional Personnel, Inc., d.b.a., Professional Nursing Personnel Pool [“PNPP”].

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Management made assumptions and estimates for determining reserve for accounts receivable, obsolete inventory and in determining the impairment of definite life intangible assets and goodwill.  Actual results could differ from those estimated by management.

Reclassification – The financial statements for the period ended prior to December 31, 2011 have been reclassified to conform to the headings and classifications used in the December 31, 2011 financial statements.

Cash and Cash Equivalents – The Company considers all highly liquid investments with an original maturity date of three months or less when purchased to be cash equivalents.  At December 31, 2011, the Company had no cash balances in excess of federally insured limits.

Accounts Receivable - Accounts receivable consist of trade receivables arising in the normal course of business. At December 31, 2011 and 2010, the Company has an allowance for doubtful accounts of $20,200 and $34,200, respectively, which reflects the Company's best estimate of probable losses inherent in the accounts receivable balance. The Company determines the allowance based on known troubled accounts, historical experience, and other currently available evidence. During the years ended December 31, 2011, 2010 and 2009, the Company adjusted the allowance for bad debt by $14,000, $0 and $0, respectively.

Depreciation - Depreciation of property and equipment is provided on the straight-line method over the estimated useful lives.

Leases - The Company accounts for leases in accordance with Accounting Standards Codification (“ASC”) Topic 840, (formerly Statement of Financial Accounting Standards SFAS No. 13 "Accounting for Leases").  Leases that meet one or more of the capital lease criteria of standard are recorded as a capital lease, all other leases are operating leases.

Goodwill and Definite-life intangible assets - The Company accounts for Goodwill and definite-life intangible assets in accordance with the provisions of Statement of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 350, Intangibles Goodwill and Other. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead are tested for impairment at least annually in accordance with the provisions of Topic 350.  Impairment losses arising from this impairment test, if any, are included in operating expenses in the period of impairment.  Topic 350 requires that definite intangible assets with estimable useful lives be amortized over their respective estimated useful lives, and reviewed for impairment in accordance with Topic 360, criteria for recognition of an impairment of Long-Lived Assets.

Loss Per Share - The Company computes loss per share in accordance with FASB ASC Topic 260 Earnings Per Share, which requires the Company to present basic earnings per share and diluted earnings per share when the effect is dilutive (see Note 7).

Income Taxes - The Company accounts for income taxes in accordance with FASB ASC Topic 740 Accounting for Income Taxes.  This topic requires an asset and liability approach for accounting for income taxes (see Note 5).

Advertising Costs - Advertising costs are expensed as incurred and amounted to $31,040, $32,703 and $50,199 for the period ending December 31, 2011, 2010 and 2009, respectively.

Fair Value of Financial Instruments - The Company accounts for fair value measurements for financial assets and financial liabilities in accordance with FASB ASC Topic 820. The authoritative guidance, which, among other things, defines fair value, establishes a consistent framework for measuring fair value and expands disclosure for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. Fair value is defined as the exit price, representing the amount that would either be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the guidance establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•

Level 1. Observable inputs such as quoted prices in active markets for identical assets or liabilities;

•

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

Unless otherwise disclosed, the fair value of the Company’s financial instruments including cash, accounts receivable, prepaid expenses, accounts payable, and accrued expenses approximates their recorded values due to their short-term maturities.

  Revenue Recognition - Revenue is recognized when earned. The Company's revenue recognition policies are in compliance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topics - The Company recognizes revenue from the providing of healthcare services when the services are provided and collection is probable.. The Company's revenue recognition policies are also in compliance with the Securities and Exchange Commission Staff Accounting Bulletin No. 101 and 104.

Recently Enacted Accounting Standards

In December 2010, the FASB issued Accounting Standards Update No. 2010-28, Intangibles — Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (ASU 2010-28).  ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts.  For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists.  In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist.  ASU 2010-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010.

Other recent accounting pronouncements issued by the FASB did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

NOTE 2 - PROPERTY & EQUIPMENT

The following is a summary of property and equipment at:

	Life	December 31, 2011	December 31, 2010	December 31, 2009

Furniture, fixtures and equipment	2-10 yrs	$89,084	$89,084	$89,084
		89,084	89,084	89,084
Less: Accumulated depreciation		(84,809)	(79,485)	(70,209)
Property & equipment, net		$4,275	$9,599	$18,875

Depreciation expense for the periods ended December 31, 2011, 2010 and 2009 was $5,325, $9,276 and $12,682, respectively.

NOTE 3 - GOODWILL / DEFINITE-LIFE INTANGIBLES ASSETS

Impairment - During 2011, Wizzard Software Corporation the parent of the Company performed its annual test of impairment of goodwill by comparing the net carrying value of the intangible asset with the quoted market prices on the NYSE – AMEX.. The Fair value was estimated using the average closing quoted stock price of Wizzard Software Corporation during the fourth quarter of 2011.  Based upon the results of this analysis, it was determined that the goodwill was impaired. The Company recorded an impairment charge of $730,825 as a result of impairment testing.

Goodwill - The following is a summary of goodwill:

	For the periods ended
	December 31, 2011	December 31, 2010	December 31, 2009

Goodwill at beginning of period	$1,920,486	$1,920,486	$1,920,486
Impairment	(730,825)	-	-
Goodwill at end of period	$1,189,661	$1,920,486	$1,920,486

Goodwill consists of:	December 31,	December 31,	December 31,
	2011	2010	2009
Interim Healthcare of Wyoming – Casper	$585,881	$945,795	$945,795
Interim Healthcare of Wyoming - Billings	603,780	974,691	974,691
Total Goodwill	$1,189,661	$1,920,486	$1,920,486

NOTE 4 - CAPITAL STOCK

Common Stock - The Company has authorized 50,000 shares of common stock, $0.001 par value. As of December 31, 2011, 2010 and 2009, 1,000 shares were issued and outstanding.  The Company is a wholly owned subsidiary of Wizzard Software Corporation.

NOTE 5 - INCOME TAXES

The Company accounts for income taxes in accordance with FASB ASC Topic 740, Accounting for Income Taxes which requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards.  At December 31, 2011 and 2010, the total of all deferred tax assets was $104,965 and $21,721, respectively, and the total of the deferred tax liabilities was $0 and $111,256, respectively.  The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, the Company’s future earnings, and other future events. The Company anticipates earnings in the near future and the realization of the benefit of the deferred tax assets.

The components of income tax expense (benefit) from continuing operations for the Years ended December 31, 2011, 2010 and 2009 consist of the following:

	For the Years Ended
	December 31
	2011	2010	2009
Current tax expense:
Federal	$0	0	$0
State	0	0	0
Current tax expense	0	0	0

Deferred tax expense (benefit):
Allowance for doubtful accounts	5,072	0	0
Bonus accrual	(3,391)	189	(55)
Vacation accrual	(337)	(621)	(386)
Goodwill – impaired	(264,760)	0	0
Goodwill – tax amortization	46,383	46,383	46,383
Net operating loss carryforward	22,533	(35,536)	(59,223)
Valuation allowance	0	0	0
Subtotal deferred tax expense/(benefit)	(194,500)	10,416	(13,281)
Income tax expense/(benefit)	$(194,500)	$10,416	$(13,281)

Deferred income tax expense/(benefit) results primarily from the reversal of temporary timing differences between tax and financial statement income.

A reconciliation of income tax expense at the federal statutory rate to income tax expense at the company’s effective rate is as follows:

	For the Years Ended December 31,
	2011	2010	2009
Current deferred tax assets:
Computed tax at the expected statutory rate	$(184,259)	$8,915	$(13,828)
State and local income taxes, net of federal	(11,959)	640	(817)
Other non-deductible expenses	1,718	861	1,363
Change in valuation allowance	0	0	0
Income tax expense/(benefit)	$(194,500)	$10,416	$(13,281)

The temporary differences, tax credits and carryforwards gave rise to the following deferred tax asset December 31, 2011 and 2010:

	December 31,	December 31,	December 31,
	2011	2010	2009
Current deferred tax assets (liabilities):
Allowance for doubtful accounts	$6,950	$12,021	$12,021
Bonus accrual	5,072	1,681	1,870
Vacation accrual	8,356	8,019	7,398
Valuation allowance	0	0	0
Total current deferred tax assets (liabilities)	20,377	21,721	21,289

Long-term deferred tax assets (liabilities):
Excess of goodwill/intangible assets amortization for tax over book	12,362	(206,015)	(159,631)
Net operating loss carryforward	72,226	94,759	59,223
Valuation allowance	0	0	0
Total long-term deferred tax assets (liabilities)	$84,588	$(111,256)	$(100,408)
Net term deferred tax assets (liabilities)	$104,965	$(89,535)	$(79,119)

At December 31, 2011, the company has loss carryforwards totaling $199,000 that begin to expire in the year 2030.

We file U.S. federal, and U.S. states return, we are generally no longer subject to tax examinations for years prior to 2007 for U.S. federal and U.S. states tax returns.

NOTE 6 - LEASES

Operating Lease - The Company leases office space in Casper, Wyoming for $4,750 a month through June 2018.  The Company further leases space in Billings, Montana for of $1,406 a month through February 2014.

The future minimum lease payments for non-cancelable operating leases having remaining terms in excess of one year as of December 31, 2011 are as follows:

Year ending December 31

Lease Payments

2012

73,872

2013

73,872

2014

59,812

2015

57,000

2016

57,000

Thereafter

85,500

______________

Total Minimum Lease Payments

$

407,056

Lease expense charged to operations was $73,872, $61,200 and $61,200 for the periods ended December 31, 2011, 2010 and 2009, respectively.

NOTE 7 – INCOME/(LOSS) PER SHARE

The following data shows the amounts used in computing loss per share and the weighted average number of shares of common stock outstanding for the periods presented for the periods ended:

	December 31, 2011	December 31, 2010	December 31, 2009
Income/(Loss) from continuing operations available to common stockholders (numerator)	$(347,438)	$15,803	$(27,389)
Income/(Loss) available to common stockholders (numerator)	(347,438)	15,803	(27,389)
Weighted average number of common shares outstanding during the period used in loss per share (denominator)	1,000	1,000	1,000

NOTE 8 - CONCENTRATION OF REVENUES

For 2011, 2010 and 2009, Medicare and Medicaid reimbursement was 39%, 44% and 43% of revenue, respectively.

NOTE 9 - SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date and time of this report:

Unaudited pro forma combined consolidated financial information

The following unaudited pro forma combine consolidated balance sheet reflects adjustments to Wizzard’s historical consolidated balance sheet as of March 31, 2012.  Also, the unaudited pro forma combined consolidated statement of income reflects adjustments to Wizzard’s historical consolidated statement of operations for the year ended December 31, 2011, and for the three months ended March 31, 2012, to give effect to:

•

The proposed acquisition of Digital HKCo, per the terms of the Share Exchange Agreement signed on April 5, 2012, and the proposed related issuance of 40,579,000 shares of common stock as if both had occurred on January 1, 2011.

•

The proposed spin-off of Interim Healthcare of Wyoming, Inc., a wholly owned subsidiary of Wizzard, as if both had occurred on January 1, 2011.

The acquisition is treated as purchase transactions and, therefore, the purchase price allocation, which is based upon a preliminary estimate of fair market value of the assets acquired, is subject to change as additional information, including the final determination of the Digital HKCo purchase price, becomes available. The unaudited pro forma combined consolidated statements of operations are not necessarily indicative of Wizzard’s actual results of operations assuming the transaction had been completed on January 1, 2011, nor do they purport to represent Wizzard’s results of operations for the future periods.

The unaudited pro forma combined consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Wizzard appearing in the Annual Report.

Unaudited pro forma combined consolidated
balance sheet

As of March 31, 2012

	Historical
	Wizzard March 31, 2012	Digital HKCo. March 31, 2012	Pro forma adjustments(c)	Pro forma adjustments(a)	Pro forma Combined	Offering adjustments	Pro forma as adjusted
			(In thousands, except per share data)
Cash	978	17,800	477	0	18,301		18,301
Accounts receivable, net	809	5,369	567	0	5,611		5,611
Inventory	0	3,179	0	0	3,179		3,179
Deferred tax asset, current	0	1,226	0	0	1,226		1,226
Other current assets	62	360	30	0	392		392
Total current assets	1,849	27,934	1,074	0	28,709		28,709

PP&E, net	40	15,355	3	0	15,392		15,392
Goodwill and Intangibles	12,674	0	1,190	40,296	51,780		51,780
Deferred tax asset, noncurrent	0	2,011	0	0	2,011		2,011
Long-term deposits	4	3,585	0	0	3,589		3,589
Total assets	14,567	48,885	2,267	40,296	101,481		101,481

Accounts payable	611	4,890	32	0	5,469		5,469
Short-term loan	0	4,765	0	0	4,765		4,765
Accrued expenses	310	1,989	107	0	2,192		2,192
Deferred revenue	27	21,716	(1)	0	21,744		21,744
Taxes payable	0	2,527	0	0	2,527		2,527
Due to related parties	0	29	0	0	29		29
Other payables	0	1,799	0	0	1,799		1,799
Total current liabilities	948	37,715	138	0	38,525		38,525

Long-term deposits	0	2,401	0	0	2,401		2,401
Long-term payables	0	143	0	0	143		143
Total Liabilities	948	40,259	138	0	41,069		41,069

Common Stock	9	0	0	41	(b) 50		50
APIC	84,858	430	1,631	56,519	(b) 140,176		140,176
Statutory reserve	0	132	0	0	132		132
Accum comprehensive income	0	899	0	0	899		899
Retained earnings	(71,248)	7,165	498	(16,264)	(b) (80,845)		(80,845)
Total shareholders’ equity	13,619	8,626	2,129	40,296	60,412		60,412

Total liabilities & shareholder’s equity	14,567	48,885	2,267	40,296	101,481		101,481

Unaudited pro forma combined consolidated
statement of operations

For the three months ended March 31, 2012

	Historical			(d)	(a)
	Wizzard March 31, 2011	Digital HKCo. March 31, 2012	Pro forma adjustments(c)	Pro forma adjustments(e)	Pro forma Combined	Offering adjustments	Pro forma as adjusted
			(In thousands, except per share data)
Total revenues	$ 1,856	$ 20,857	$ 1,008	$ 0	$ 21,705		$ 21,705

Cost of sales	968	12,592	669	0	12,891		12,891
Operating expense	1,885	1743	246	379	(d) 3,761		3,761
Other income(loss)	0	109	1	0	108		108
Income Taxes	0	1,001	0	0	(b) 1,001		1,001
Net income(loss)	$ (997)	$ 5,630	$ 94	$ (379)	$ 4,160		$ 4,160
Earnings (loss) per common share:
Basic	$ (0.12)						$ 0.09
Diluted	$ (0.12)						$ 0.09
Weighted-average common shares outstanding:
Basic	8,192				40,579	(f)	48,771
Diluted	8,192				40,579		48,771

Unaudited pro forma combined consolidated
statement of operations

For the year ended December 31, 2011

	Historical			(d)	(a)
	Wizzard December 31, 2011	Digital HKCo. September 30, 2011	Pro forma adjustments(c)	Pro forma adjustments(e)	Pro forma Combined	Offering adjustments	Pro forma as adjusted
			(In thousands, except per share data)
Total revenues	$ 6,540	$ 70,852	$ 3,426	$ 5,709	$ 79,675		$ 9,675

Cost of sales	3,475	46,592	2,306	3,178	50,939		50,939
Operating expense	12,659	5,127	1,663	1,452	(d) 17,575		17,575
Other income(loss)	(386)	533	1	441	587		588
Income Taxes	0	4,333	0	85	(b) 4,418		4,418
Net income(loss)	$ (9,980)	$ 15,333	$ (542)	$ 1,435	7,330		$ 7,330
Earnings (loss) per common share:
Basic	$ (1.31)						$ 0.15
Diluted	$ (1.31)						$ 0.15
Weighted-average common shares outstanding:
Basic	7,616				40,579	(f)	48,195
Diluted	7,616				40,579		48,195

Notes to the unaudited pro forma combined
consolidated statement of operations

a.

The pro forma balance sheet assumes the Digital HKCo acquisition occurred on January 1, 2011.  For purposes of the pro forma balance sheet as of March 31, 2012, Digital HKCo’s historical balance sheet as of March 31, 2012 was combined with Wizzard’s historical balance sheet as of March 31, 2012.  The pro forma balance sheet assumes the spin-off of the Home Healthcare (HHC) subsidiary occurred on January 1, 2011.  For purposes of the pro forma balance sheet as of March 31, 2012, the HHC was removed from Wizzard’s historical balance sheet as of March 31, 2012.

b.

The pro forma statement of operations assumes that the Digital HKCo acquisition occurred on January 1, 2011. For purposes of the pro forma statement of operations for the year ended December 31, 2011, Digital HKCo's historical statements of operations for the year ended September 30, 2011 were combined with Wizzard's historical statement of operations for the year ended December 31, 2011.  For purposes of the pro forma statement of operations for the year ended September 30, 2011, the results of operations of Digital HKCo are from October 1, 2010 to September 30, 2011.  For the purposes of the pro forma statement of operations for the three-month period ended March 31, 2012, Digital HKCo's historical statements of operations for the three-month period ended March 31, 2012 were combined with Wizzard's historical statement of operations for the three-month period ended March 31, 2012.

c.

The pro forma statement of operations assumes the spin-off of the Home Healthcare (HHC) subsidiary occurred on January 1, 2011.  For purposes of the pro forma statement of operations for the year ended December 31, 2011, the HHC was removed from Wizzard’s historical statement of operations for the year ended December 31, 2011. For purposes of the pro forma statement of operations for the three months ended March 31, 2012, the HHC was removed from Wizzard’s historical statement of operations for the three months ended March 31, 2012.

d.

The acquisition of Digital HKCo was accounted for by the purchase method of accounting. The adjustments reflect the incremental amortization of  intangible assets resulting from the acquisition of Digital HKCo as if Wizzard owned Digital HKCo as of January 1, 2011:

	Year ended December 31, 2011 (in thousands)	Year ended December 31, 2011
Depreciation and Amortization of assets
Amortization of non-compete – 5 year life	$600	$150
Amortization of trade secrets – 15 year life	133	33
Amortization of intellectual property – 15 year life	200	50
Amortization of trademark– 15 year life	333	83
Amortization of customer relationships - 20 year life	250	63

	$1,516	$379

e.

Reflects adjustment to reflect the appropriate quarter of Digital HKCo’s historical statement of operations for the year ended September 30, 2011, the results of operations of Digital HKCo are from October 1, 2010 to September 30, 2011.

	Historical
	Digital HKCo
	Three month ended
	December 31,
	2011	2010	Net

Total Revenue	$21,394	$15,685	$5,709

Cost of sales	13,751	10,573	3,178
Operating expense	1,346	1,410	(64)
Other income (loss)	523	82	441
Income Taxes	1,288	1,203	85
Net Income	$5,532	$2,581	$2,951

f.

Shares anticipated to be issued in connection with acquisition Digital HKCo assumed to be outstanding for entire periods presented.

RISK FACTORS RELATING TO THE ACQUISITION

Consummation of the Acquisition will result in significant dilution to our stockholders.

At the Closing of the Acquisition, our current stockholders will own, in total, only 51% of the Company’s issued and outstanding shares of common stock.  Furthermore, if the shares of Preferred Stock are converted into common stock upon completion of the applicable Corporate Governance Objectives and Revenue Objectives, the current stockholders’ aggregate position in the Company will be reduced to 22%.  As a result, the holdings of the Company’s current stockholders will be significantly diluted.

UEG may acquire a controlling interest in the Company.

Following the Closing of the Agreement, and if the Corporate Governance Objectives and the Revenue Objectives are met, and UEG converts the Preferred Stock into shares of our common stock, it will own 78% of our total issued and outstanding common shares.  If these events occur, this means that UEG will have the right to make key decisions regarding the Company’s future.

The resale of our common stock by UEG may negatively affect the market price of such stock.

Both the Initial Shares and the shares of common stock to be issued upon conversion of the Preferred Stock will be “unregistered” and “restricted” securities within the meaning of Rule 144 of the SEC. In addition, certain of the shares to be issued under the Agreement will have “piggyback” registration rights that will permit the registration for resale of such shares.  Upon the effectiveness of any registration statement relating thereto and/or the expiration of the six-month holding period mandated by Rule 144 (and, with respect to the Lock-up Shares, the expiration of the lock-up period applicable thereto), these shares may be sold into any market that then exists for our shares of common stock.  Such resales may have a significant depressive effect upon the price thereof.

There are risks associated with Digital HKCo’s business structure.

Digital HKCo operates its businesses in China through FAB Digital and FAB Culture, respectively. The contractual arrangements with FAB Digital and FAB Culture and their respective shareholders provide Digital HKCo with effective control over these companies. As a result of these contractual arrangements, Digital HKCo is considered to be the primary beneficiary of FAB Digital and FAB Culture and accordingly, Digital HKCo consolidates the results of operations, assets and liabilities of FAB Digital and FAB Culture in its financial statements.  While this is the traditional legal structure for foreign corporations to control businesses in China, these contractual arrangements may not be as effective in providing Digital HKCo with control over FAB Digital and FAB Culture as direct ownership of these companies. In addition, FAB Digital and FAB Culture or their respective shareholders may breach the contractual arrangements. In any such event, Digital HKCo would have to rely on legal remedies under PRC law. These remedies may not always be effective, particularly in light of uncertainties in the PRC legal system.

Each of the VIE Entities is jointly owned by individuals, including Mr. Zhang. Conflicts of interest between these individuals’ role as shareholders of the VIE Entities and their duties to Digital HKCo may arise. In addition, these individuals are also directors and executive officers of the VIE Entities. PRC laws provide that a director or certain member of senior management owes a fiduciary duty to the company he directs or manages. These individuals must therefore act in good faith and in the best interests of the relevant VIE Entities and must not use their respective positions for personal gain. These laws do not require them to consider best interests of Digital HKCo when making decisions as a director or member of management of the relevant VIE Entities. Conflicts may arise between these individuals’ fiduciary duties as directors and officers of the VIE Entities and Digital HKCo.  We cannot assure you that when conflicts of interest arise, these individuals will act in the best interests of the Company or Digital HKCo or those conflicts of interest will be resolved in favor of the Company or Digital HKCo.

In addition, these individuals may breach or cause the VIE Entities to breach or refuse to renew the existing contractual arrangements that allow Digital HKCo to effectively control the VIE Entities and receive economic benefits from them. If the Company cannot resolve any conflicts of interest or disputes between Digital HKCo and the shareholders of the VIE Entities, the Company would have to rely on legal proceedings, which could result in disruption of the business of Digital HKCo, and there would be substantial uncertainty as to the outcome of any such legal proceedings.

UEG has represented that he ownership structure of Digital HKCo is in compliance with all existing PRC laws and regulations, and each of the VIE Contracts is binding and will not result in any violation of PRC laws or regulations currently in effect.  The Company cannot assure you that the PRC regulatory authorities will ultimately take a view that is consistent with the opinion of its PRC counsel. If Digital HKCo is found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant regulatory authorities would have broad discretion in dealing with such violation, including levying fines, confiscating of income, revoking Digital HKCo’s business licenses or operating licenses, requiring the Company to restructure the relevant ownership structure or operations, and requiring Digital HKCo to discontinue all or any portion of its business. Any of these actions could cause significant disruption to Digital HKCo’s business operations.

The failure of the FAB Companies to implement and maintain an effective system of internal controls may undermine our ability to accurately report our financial results or to prevent fraud.

Upon the Closing of the Agreement, Digital HKCo will become a wholly-owned subsidiary of Wizzard, and it and its subsidiaries will be subject to the Sarbanes-Oxley Act of 2002.  The SEC, as required under Section 404 of the Sarbanes-Oxley Act, has adopted rules requiring public companies to include a report of management on the effectiveness of these companies' internal control over financial reporting in their annual reports.  Our management may conclude that our internal control over financial reporting is not effective due to the failure of the FAB Companies to cure any identified material weakness and control deficiencies. Moreover, even if our management concludes that our internal control over financial reporting is effective, our independent registered public accounting firm may not reach the same conclusion or may issue a report that is qualified if it is not satisfied with our internal control over financial reporting or the level at which our controls are documented, designed, operated or reviewed. In addition, during the course of the evaluation, documentation and testing of our internal control over financial reporting, we may identify other material weaknesses and deficiencies on the part of the FAB Companies that we may not be able to remediate in time to meet the deadline imposed by the SEC for compliance with the requirements of Section 404. If our management or our independent registered public accounting firm concludes that our internal control over financial reporting is not effective, the market price of our common stock may be adversely affected due to a loss of investor confidence in the reliability of our reporting process. We will need to incur significant costs and use significant management and other resources to ensure the FAB Companies’ compliance with Section 404 of the Sarbanes-Oxley Act.

If the FAB Companies are unable adequately to protect their intellectual property rights, their businesses may be materially adversely affected.

The FAB Companies’ businesses depend heavily on intellectual property.  The protection of intellectual property rights and brands in the PRC may not be as effective as those in the United States or other countries.  The steps that the FAB Companies have taken to protect their intellectual property may not be effective at preventing its misappropriation.  Any litigation that is necessary to protect these rights may require significant expense and time.

Changes in the economic and political policies of the PRC could materially and adversely affect the FAB Companies’ business.

Through the VIE Entities, Digital HKCo conducts substantially all of its business operations in the PRC. As a result, its business, financial condition, results of operations and business prospects depend largely on economic and political developments in the PRC. China's economy differs from the economies of most developed countries in many respects, including the amount of government involvement in the economy, the general level of economic development, growth rates and control of foreign exchange and the allocation of resources. Although the economy of the PRC has experienced significant growth in recent decades, this growth has remained uneven across different periods, regions and among various economic sectors. The PRC government has implemented various measures to encourage economic development and guide the allocation of resources. It also exercises significant control over China's economic growth through strategically allocating resources, controlling the payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. The PRC government’s future actions and policies may materially affect the Chinese economy and may have a material adverse effect on the FAB Companies’ business.

Uncertainties relating to the legal system of the PRC may have a material adverse effect on the FAB Companies.

China has not yet developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations continue to evolve and the limited number and non-binding nature of published decisions concerning them, their interpretation and enforcement involves uncertainties. In addition, the Chinese legal system is based partly on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, the FAB Companies may not be aware of their violation of these policies and rules until some time after the violation. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

International operations are subject to additional risks which could harm our business, operating results, and financial condition.

There are risks inherent in doing business internationally including:

•

trade barriers and changes in trade regulations;

•

difficulties in developing, staffing, and simultaneously managing foreign operations as a result of distance, language, and cultural differences;

•

stringent local labor laws and regulations;

•

longer payment cycles;

•

credit risk and higher levels of payment fraud;

•

restrictions on foreign ownership and investments, and stringent foreign exchange controls that might prevent us from repatriating cash earned in countries outside the U.S.;

•

political or social unrest, economic instability, repression, or human rights issues;

•

geopolitical events, including acts of war and terrorism;

•

compliance with U.S. laws such as the Foreign Corrupt Practices Act, and local laws prohibiting bribery and corrupt payments to government officials;

•

antitrust and competition regulations;

•

laws, regulations, licensing requirements, and business practices that favor local competitors or prohibit foreign ownership or investments;

•

different employee/employer relationships, existence of workers’ councils and labor unions, and other challenges caused by distance, language, and cultural differences, making it harder to do business in certain jurisdictions.

•

different or more stringent user protection, content, data protection, privacy and other laws; and

•

risks related to other government regulation or required compliance with local laws.

Fluctuations in foreign currency exchange rates can affect operating results in U.S. dollar terms.

Revenue generated and expenses incurred by international subsidiaries and equity method investees are often denominated in the currencies of the local countries. As a result, consolidated U.S. dollar financial statements are subject to fluctuations due to changes in exchange rates as the financial results of international subsidiaries and equity method investees are translated from local currencies into U.S. dollars.

There are risks inherent to the FAB Companies’ operations that could significantly impact their ability to continue to execute their business plans and/or generate revenues and profits.

Each of the FAB Company’s faces business risks regarding the following:

•

The ability to secure necessary materials to manufacture its products;

•

The ability to secure licenses and distribution rights for many of its copyrighted products;

•

The ability to secure the necessary licenses from the Chinese government to operate a hi-tech business;

•

The ability to attract and retain highly skilled employees to develop software and hardware for its Kiosk business;

•

Competition with pirated or copyright infringing products and the Companies’ ability to compete effectively on price with illegal content;

•

The FAB Companies rely on large gatherings of people to promote their business and sell music and other products.  The FAB Companies must be able to secure growth gathering permits or their revenues may be negatively impacted.

The foregoing risks are in addition to the risks identified under the caption “Risk Factors” of our Annual Report on Form 10-K for the calendar year ended December 31, 2011, and you are urged to read such disclosure in its entirety.

The actual total number of shares issued will be based upon the total outstanding shares at the closing date, and whether or not the revenue and corporate governance objectives are achieved by FAB over approximately a 24 month period.

The following table sets forth certain information as of April 30, 2012, regarding the beneficial ownership of our common stock, if the Share Exchange Agreement is approved:

•	each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
•	each director;
•	each named executive; and
•	all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of April 30, 2012, there were 8,623,273 shares of common stock outstanding.  As of that date, there were options to purchase 87,095 shares of common stock and warrants to purchase 497,738 shares of common stock.  The issuance of 10,997,500 common shares upon closing of the share exchange agreement.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
5% Stockholders:
Christopher Spencer, Chief Executive Officer	274,995	(3)	1.4%
Universal Entertainment Group	10,997,500		49%

Directors:
Douglas Polinsky	16,500	(4)	*
J. Gregory Smith	16,500	(4)	*
Denis Yevstifeyev	16,500	(4)	*

Executive Officers:
John L. Busshaus, Chief Financial Officer	20,834	(3)	*
All directors and executive officers as a group (5 persons)	11,342,829		50.7%
*	Less than 1%
(1)	The address of each director and officer is c/o Wizzard Software Corporation, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.
(2)

The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from April 1, 2012, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership as reported does not include shares subject to option or conversion that are not exercisable within 60 days of April 1, 2012.

(3)	Includes 20,834 stock options that are vested or will vest within 60 days of April 1, 2012.
(4)	Includes 4,000 stock options that are vested or will vest within 60 days of April 1, 2012.

The Board of Directors recommends stockholder approval of the Share Exchange Agreement and the issuance of up to 40,579,000 Shares of the Company’s common stock if all revenue and corporate governance objectives are met.  The Board of Directors believes that it is in Wizzard’s best interests to acquire FAB to be able to continue the development of our products and services to bring value to the shareholders of the Company.

 Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock if all revenue and corporate governance objectives are met thereunder.

If this Proposal No. 3 of this proxy is not approved, then Proposals No. 5 and 6 will not be approved.

Your Board of Directors unanimously recommends a vote FOR the approval of the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock if all revenue and corporate governance objective are met thereunder.

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board have appointed Gregory & Associates LLC, certified public accountants, as auditors to examine the financial statements of Wizzard for fiscal 2012 and to perform other appropriate accounting services and are requesting ratification of such appointment by the stockholders. Gregory & Associates LLC audited our financial statements for the calendar year ended December 31, 2012.

A representative from Gregory & Associates LLC is not expected to attend the 2011 Annual Meeting.

Audit and Non-Audit Fees

The following table summarizes the fees paid or payable to Gregory & Associates LLC for services rendered for the fiscal years ended December 31, 2011 and 2010. Audit fees include the cost of our annual audit and our subsidiaries including the costs of quarterly reviews, and SEC filings requiring the consents of our independent auditor. Audit-related fees consisted of due diligence work on a potential acquisition. The Audit Committee approved 100% of the fees for both 2011 and 2010.

	Fiscal Year 2011	Fiscal Year 2010
Audit fees	$96,608	$83,990
Audit-related fees	—	—
Tax Fees	—	—
All other fees	—	—

Total	$96,608	$83,990

The Audit Committee is informed of and approves all services that Gregory & Associates LLC provides. The Audit Committee pre-approves the annual audit fee, tax services, and non-routine SEC filing reviews, as well as the fees for all large projects that are expected to cost more than $50,000. In addition, it has pre-approved $100,000 for items that relate to routine accounting consultations related to items such as new accounting pronouncements, routine SEC filings requiring consents, and routine tax consultations. Upon performance of such services, the Audit Committee is informed of and approves the matters to which such consultations relate. Upon approval by the Audit Committee, the amount is added back to the pre-approved $100,000.

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required.

If stockholders do not ratify the appointment of Gregory & Associates LLC, the adverse vote will be considered a directive to the Audit Committee and the Board to select other auditors for the next fiscal year.

Your Board of Directors unanimously recommends a vote FOR ratification of Gregory & Associates LLC as Wizzard’s independent auditors.

PROPOSAL NO. 5 - ELECTION OF TWO ADDITIONAL DIRECTORS PER THE TERMS OF THE SHARE EXCAHNGE AGREEMENT SUBJECT TO APPROVAL OF PROPOSAL NO 3 OF THIS PROXY STATEMENT.

This proposal is subject to the approval of Proposal No. 3 of this Proxy Statement by the Company’s shareholders.  Should the shareholders not approve Proposal No.3, this Proposal No. 5 shall be null and void.

Per Section 8.3 of the Share Exchange Agreement, referenced in Proposal No. 3, the Board of Directors of Wizzard will consist of the four directors serving in such capacity prior to execution date of the Agreement and two new members appointed by the FAB Parties prior to or at the Closing.  The FAB Parties will have the right to designate one of the two individuals as Chairman of the Board of Directors at the Closing for a term no less than two years.  At such time, the current Chairman of the Company’s Board of Directors will resign as the Chairman, but remain as a voting member of the Board of Directors.  Terms for the directors shall be for no less than two years from the execution date of the Agreement, subject to shareholders’ approval. The structure of the board of directors at each level of the FAB Companies shall be the same as that of the Wizzard immediately after the Closing.

The names of the nominees, together with certain information about them, are set forth below:

Name	Age	Position with Wizzard
Zhang Hongcheng	44	Director and Chairman
Gu JianFen	77	Director

Zhang Hongcheng founded and has served as Chairman of FAB since 2003.  Mr. Zhang also founded Guangzhou Hongxiang Culture Co., Ltd. and in 2002 sold the company to Tom.com.. Mr. Zhang has 20 years experience in publishing and distributing Digital Entertainment products in China.  He has served as the Vice President of Guangdong Association of Entrepreneur and Chairman of Anti-Piracy Alliance of China. Mr. Zhang graduated from China -Europe International Business School with an EMBA degree in 2001.

Gu JianFen is one of the most famous Music Composers in China. Ms. Gu currently serves as the Vice-Chairperson of China Musicians Association, Vice Chairperson of Music Copyright Society of China and Council Member of China International Culture Exchange Center. Ms. Gu graduated from Shenyang Conservatory of Music in 1955.  Ms. Gu has composed more than one hundred musical works, and won the "China Gold Record Award", the "Contemporary Youth Favorite Song" award,  the "Award of the Ministry of Culture", and UNESCO's "Asia-Pacific Region Excellent Music Award".

Neither Mr. Zhang nor Ms. Gu is a party adverse to Wizzard or any of its subsidiaries or has a material interest adverse to Wizzard or any of its subsidiaries.  There are no family relationships between Mr. Zhang, Ms. Gu and any other director, executive officer or person nominated to become a director or executive officer.   During the past five years, neither Mr. Zhang nor Ms. Gu has held any directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.  The Board of Directors has determined that Mr. Zhang will not be an independent director of the Company following his election, but that Ms. Gu will satisfy the independence requirements of NYSE AMEX.

During the past 10 years, none of the following matters was applicable to either Mr. Zhang or Ms. Gu:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed,

suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as indicated below, during the fiscal years ended December 31, 2011 and 2010, there were no transactions, and there are no currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which either Mr. Zhang or Ms. Gu had or will have a direct or indirect material interest.  Mr. Zhang is the principal stockholder of UEG, which is the sole stockholder of Digital HKCo and which will be entitled to receive all of the common stock and Preferred Stock that Wizzard is to issue under the terms of the Share Exchange Agreement.  We can not presently estimate the dollar value of the transaction in this regard because:  (i) we will not know the precise number of shares of Wizzard’s common stock to be issued under the Share Exchange Agreement until the Closing thereof; (ii) we can not accurately predict the market value of our common stock at the Closing; and (iii) all of the common stock and Preferred Stock will be deemed to be “restricted securities” within the meaning of Rule 144 of the SEC, and 50 percent of the Initial Shares will be subject to the terms of a Lock-up Agreement, both of which will justify a substantial discount to the market value of our publicly-traded shares of common stock.

If Proposal No. 3 of this proxy is not approved, this Proposal No. 5 will not be approved.

Your Board of Directors unanimously recommends a vote FOR the election of Mr. Zhang and Ms. Gu subject to the approval of Proposal No. 3 of the Proxy

PROPOSAL NO. 6- THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO SUCH NAME AS THE COMPANY’S BOARD OF DIRECTORS AND THE FAB PARTIES SHALL DETERMINE, WHICH AMENDMENT SHALL BE SUBJECT TO THE PRIOR CLOSING OF THE SHARE EXCHANGE AGREEMENT.

Under Section 8.2 of the Agreement the Company agreed to change its name to a name to be determined by all parties prior to the Closing, and to request a new symbol from NYSE Amex that is representative of the new name.  The parties have not yet selected such a name, but intend to do so before the Closing.  Subject to approval of this Proposal 6 at the Annual Meeting, immediately following the Closing, the Company will file Articles of Amendment with the Colorado Secretary of State to effectuate this name change.  The parties intend the new name to reflect the business of the Company following the Closing.

If Proposal No. 3 of this proxy is not approved, this Proposal No. 6 will not be approved.

Your Board of Directors unanimously recommends a vote FOR the amendment of the Company’s Articles of Incorporation to change its name subject to Closing of the Agreement.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.

Wizzard Software Corporation

By Order of the Board of Directors,

/s/ Christopher J. Spencer

Christopher J. Spencer

Chief Executive Officer

ANNEX A

WIZZARD SOFTWARE CORPORATION

2012 STOCK OPTION PLAN

 (Subject to Stockholder Approval)

1.

Purpose.  The purpose of the Wizzard Software Corporation 2012 Stock Option Plan is to induce certain designated persons to continue to provide valuable services to Wizzard Software Corporation (the "Company") and to encourage such person to secure or increase on reasonable terms their stock ownership in the Company.  The Board of Directors of the Company believes the Plan is in the best interest of the Company and will promote the success of the Company.  This success will be achieved by encouraging continuity of management and increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and implementing the long-range plans of the Company.  Certain Options granted under this Plan are intended to be Incentive Stock Options qualified under Section 422 of the Code.  The Plan also permits the grant of Nonqualified Stock Options.

2.

Definitions.  For purposes of this Plan, the following terms shall have the meanings indicated below:

(a)  "Capital Stock" or "Common Stock": any of the Company's authorized but unissued shares of common stock.

(b)  "Code": the Internal Revenue Code of 1986, as amended from time to time.

(c)  "Fair Market Value":  the price per share determined by the Board of Directors at the time any Option is granted.  Fair Market Value of Incentive Stock Options shall be determined consistent with the Code and regulations.

 (d)  "Incentive Stock Option": an option defined in Section 422 of the Code to purchase shares of the Common Stock of the Company.

 (e)  "Non-Qualified Stock Option":  an option, not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, to purchase Common Stock of the Company.

 (f)  "Option": the term shall refer to a Stock Option granted under this Plan.

 (g)  "Option Agreement": a written agreement pursuant to which the Company grants an Option to an Optionee and sets the terms and conditions of the Option.

 (h)  "Option Date": the date upon which an Option Agreement for an option granted pursuant to this Plan is duly executed by or on behalf of the Company.

(i)  "Option Stock": the Common Stock of the Company (subject to adjustment as described in Section 7) reserved for options pursuant to this Plan, or any other class of stock of the Company which may be substituted therefore by exchange, stock split or otherwise.

(j)  "Optionee":  a person who is eligible to receive an Option under Section 5 of the Plan and to whom an Option has been granted under the Plan.

(k)  "Plan":  this Wizzard Software Corporation 2012 Stock Option Plan effective April 1, 2012, and as amended hereafter from time to time.

(l)  A "Subsidiary":  any corporation in an unbroken chain of corporations beginning with the Company, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

3.

Options Available Under Plan.  An aggregate of 3,000,000 shares of the Company's authorized but unissued shares of Common Stock are hereby made available for grant, and shall be reserved for issuance, under this Plan.  The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 7.  If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

4.

Administration.  The Plan shall be administered by the Board of Directors of the Company.  At all times subject to the authority of the Board of Directors, the Board of Directors may from time to time delegate some or all of its authority under the Plan to a committee consisting of three (3) or more Directors (the "Committee"), and/or obtain assistance or recommendations from such Committee.  If no separate committee is appointed, the Board shall constitute the Committee, and references to the Committee shall include the entire Board of Directors.

The Company shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned and the term during which any such Options may be exercised.  At all times, a majority of the members of the Committee making determinations about the grant of Options to employee-directors or employee-officers must be disinterested in the grant being made.  The Committee may from time to time adopt rules and procedures for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

5.

Eligibility for Stock Options.  Incentive Stock Options under the Plan may only be granted to such employees of the Company or any Subsidiary thereof, as selected by the Committee.  Non-Qualified Stock Options may be granted to key employees, non-employee directors and any other persons providing valuable services to the Corporation.

In selecting the employees or other persons to whom Stock Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan.  For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all Incentive Stock Option plans of the Company and all subsidiary corporations) shall not exceed $100,000.  Subject to the provisions of Section 3, an optionee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.  Any Incentive Stock Option that becomes exercisable and exceeds the above limitation shall be treated as a Non-Qualified Option.

No Stock Option may be granted under this Plan later than the expiration of ten (10) years from the Effective Date.

6.

Terms and Conditions of Options.  Whenever the Committee shall designate an Optionee, it shall communicate to the Secretary of the Company the name of the Optionee, the number of shares to be Optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan.  The President or other officer of the Company shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

(a)  Number of shares and option price.  The Option Agreement shall state the total number of shares to which it pertains.  The price of Incentive Stock Option Stock shall be not less than one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date. In the event an Incentive Stock Option is granted to an employee, who, at the Option Date, owns more than ten percent (10%) of the voting power of all classes of the Company's stock then outstanding, the price of the shares of Option Stock which will be covered by such Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Stock at the Option Date.  Non-Qualified Options may be granted at a price equal to, greater than or less than Fair Market Value at the date of grant.  The Option price shall be subject to adjustment as provided in Section 7 hereof.

(b)  Period of options and right to exercise.  Options granted under this Plan shall be subject to such terms and conditions, shall be exercisable at such times and shall be evidenced by such form of written Option Agreement as the Committee shall determine, provided that such determinations are not inconsistent with Code Section 422 and the regulations thereunder.  The Option Agreement may, at the discretion of the Committee, provide for the acceleration of vesting of Options upon a "Change in Control" of the Company, as defined in Section 6(h) below.

In addition, no Option granted, shall by its terms, be exercisable after the expiration of ten (10) years from the date such Option is granted.  Except, however, Incentive Stock Options granted to any employee who at the Option Date owns more than ten percent (10%) of the voting power of all shares of the classes of Company's stock then outstanding, may not be exercisable after expiration of five (5) years from the Option Date.  The period during which the Option may be exercised, once it is granted, shall not be reduced, except as provided in paragraphs (c), (d) and (e) below. The exercise of any Option will be contingent upon receipt by the Company of payment as provided in paragraph (f) below for the full purchase price of such shares.  No Optionee or his or her legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an Option unless and until certificates for such shares are issued under the terms of the Plan.

(c)  Termination of Employment or Service.  Unless the Option Agreement otherwise provides, in the event that an Optionee shall cease to be employed by (or performing services for, in the event of a Non-Qualified Stock Option) the Company for any reason other than death, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, such Optionee shall have the right to exercise any outstanding Options at any time within three (3) months after the termination of employment (or service in the case of a Non-Qualified Stock Option).  Notwithstanding the foregoing, in the case of a disabled employee or other Optionee, the Board of Directors at its discretion may permit exercise of Options within one year of termination of employment). In the event an Optionee shall cease to be employed, or in the case of an independent consultant, shall cease to provide services to the Company, for "cause," any outstanding Options in favor of such Optionee shall immediately terminate and such Optionee shall have no right to exercise any such Options.  For purposes of this Plan, the terms "disability "and "cause" shall have the meanings ascribed such terms in the employment or independent consulting agreements between the Company and any such Optionees.

(d)  Death of Optionee.  If the Optionee holding a "Qualified Stock Options" shall die (i) while in the employ of or while providing services to the Company or any Subsidiary, or (ii) within a period of three (3) months after the termination of his or her employment with the Company or any subsidiary as provided in paragraph (c) of this section, and in either case shall not have fully exercised his or her Options, any Options granted pursuant to the Plan shall be exercisable until the earlier of the originally stated date of termination or one year from the date of death.  Such Option shall be exercised pursuant to subparagraph (f) of this Section by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, and only to the extent that such Options were exercisable at the time of his or her death.

(e)  Transfer of Option.  Each Option granted hereunder shall, by its terms, not be transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee.  Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.  Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

(f)  Manner of Exercise of Options.  An Option may be exercised, in whole or in part, at such time or times and with respect to such number of shares, as the Board of Directors, in its sole discretion, shall determine at the time that the Option is granted.  The Option terms shall be set forth in the Option Agreement granting the Option.  Such Option shall be exercisable only within the Option period and only by (i) written notice to the Company of intent to exercise the Option with respect to a specified number of shares of stock; (ii) tendering the original Option Agreement to the Company; and (iii) payment to the Company of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised. Payment of the Option purchase price may be made in cash, by cashier's check (by personal check at the discretion of the Company) or by a "cashless exercise" procedure established between the Company and a stock brokerage firm, subject to compliance with applicable securities laws.  When shares of stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Company before the Agreement is returned to the Optionee.  When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be canceled and retained by the Company.

(g)  Delivery of Certificate.  As promptly as practicable after receipt of the written notice and payment specified above, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee at the address specified in the written notice of exercise.

(h)  Change in Control.  A "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act of 1934 as amended ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of the voting Capital Stock of the Company ("Voting Stock") or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.  Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a change in control for the purposes of this Plan.

(i)  Other Provisions.  The Option Agreements authorized under this Section shall contain such other provisions as the Committee shall deem advisable.

7.

Adjustment of Number of Shares.  If, and to the extent that, the number of issued shares of the Capital Stock of the Company shall be increased or reduced by change in par value, recapitalization, reorganization, merger, consolidation, split up, distribution of a dividend payable in stock or the like, the number of shares subject to the Option and the Option price therefore shall be equitably adjusted by the Committee consistent with such change to prevent substantial dilution or enlargement of the rights granted to or available to Optionees.

Subject to the foregoing, the grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.

No Rights as Stockholder.  An Optionee shall not, by reason of any Option granted hereunder, have any right of a stockholder of the Company with respect to the shares covered by his or her Option until such shares shall have been issued to the Optionee.

9.

No Obligation to Exercise Option.  The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.  Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the employer Company's rights to terminate such employment.

10.

Withholding Taxes.  If required by law, upon a disqualified disposition of an Incentive Stock Option, the Company shall have the right to require any Optionee that is or was an employee as of the Option Date, to remit to the Company an amount sufficient to satisfy any federal and state withholding or other employment taxes, if any, resulting from such option exercise or early disposition of Option Stock.  Payment of such amount may be made in the same manner as payment of the exercise price or by tendering previously owned shares of the Company's Common Stock with a Fair Market Value on the date of exercise equal to such amount, subject to compliance with applicable securities laws.

11.

Common Stock Acquired for Investment.  Common Stock acquired by an Optionee under this Plan by exercise of any Option shall be acquired by the Optionee for investment and without intention of resale, unless, in the opinion of counsel of the Company, such common stock may be purchased without any investment representation.  Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Optionee as a condition of the Optionee exercising an Option under this Plan, and the Committee may place an appropriate legend on the common stock issued to the Optionee indicating that such common stock has not been registered under federal or state securities laws.  Each Option shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, then such Option shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing contained herein shall require the Company to register the Options or the shares of voting common stock purchased upon the exercise of said Options.

12.

Effective Date.  This Plan shall be effective April 1, 2012 (the "Effective Date") as approved by the Board of Directors, subject to approval by the shareholders of the Company.  However, unless within 12 months after the Plan is adopted by the Board of Directors, the Plan is approved by the vote of the holders of a majority of the outstanding Capital Stock of the Company, the Plan and options granted hereunder shall not qualify under Section 422 of the Code.  All subsequent stock options granted hereunder will be Non-Qualified Stock Options.  All Options granted prior to disqualification of the Plan for failure to obtain shareholder approval shall be converted to Non-Qualified Stock Options.

13.

Liquidation.  Upon the complete liquidation of the Company, any unexercised Options theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 7 in connection with a merger, consolidation or reorganization of the Company.

14.

Termination and Amendment of the Plan.  This Plan shall terminate ten (10) years after the Effective Date or at such earlier time as the Board of Directors shall determine.  Any termination shall not affect any Options then outstanding under the Plan.  The Board may make such modifications of the Plan as it shall deem advisable, but may not, without further approval of the stockholders of the Company, except as provided in Section 7 hereof, (a) increase the number of shares reserved for Options under this Plan, (b) change the manner of determining the Option price for Incentive Stock Options, (c) increase the maximum term of the Options provided for herein or (d) change the class of persons eligible to receive Options under the Plan.

15.

Governing law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Colorado without reference to the principles of conflicts of law thereof.

ANNEX B

THE EXCLUSIVE SERVICE AGREEMENT

AMONG

Beijing Dingtai Guanqun Culture Co., Ltd.

And

Beijing FAB Digital Entertainment Products Co., Ltd.

Beijing FAB Culture Co., Ltd.

Wang Gang

Ma Jiliang

Zhang Hongcheng

March 15, 2012

THE EXCLUSIVE SERVICE AGREEMENT

THIS EXCLUSIVE SERVICE AGREEMENT (this “AGREEMENT”) is entered into as of March 15, 2012 in Beijing, the People’s Republic of China (“CHINA” or “PRC”) by and among the following Parties:

(1) Beijing Dingtai Guanqun Culture Co., Ltd., a company of limited liabilities incorporated under the laws of P. R. China, with its legal address at Rm 6841, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China (the “WFOE”) ; and

(2)

Beijing FAB Digital Entertainment Products Co., Ltd. , a company incorporated under the laws of P. R.China, with its legal address at AA02 Oriental Plaza, Oriental Square, No.1 Dong Chang’an Street, Dongcheng District, Beijing (“FAB Digital”);

(3)

Beijing FAB Culture Co., Ltd., a company incorporated under the laws of P. R.China, with its legal address at Rm 5162, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China (“FAB Culture”);

(4) Wang Gang, Identity Card Number: 220104198705226930 Address: Yao Station, Qiancheng Village, Fufeng Town, Chaoyang District, Changchun City, Jilin Province, China；

(5) Ma Jiliang, Identity Card Number: 412725197408308216 ;

Address: Mamiao, Huowang administrative Village, Mapu Town, Luyi County, Henan Province, China；

(6) Zhang Hongcheng, Identity Card Number: 220104196805303316 ;

Address: No.72, Anda Street, Chaoyang District, Changchun City, Jilin Province, China；

 (In this Agreement, the WFOE, FAB Digital, FAB Culture, Wang Gang, Ma Jiliang, and Zhang Hongcheng shall hereinafter be referred to as a “PARTY” individually, and collectively “PARTIES”)

WHEREAS:

(1)

The WFOE is a management and consultation company, which owns the experience of media information management and consultancy services.

(2)

As a company specialized in digital entertainment products marketer and innovator, FAB Digital has already been granted necessary licenses therefore.

(3)

As of the date of this Agreement, Wang Gang and Zhang Hongcheng are the registered shareholders of FAB Digital, legally holding all equity interests of FAB Digital, of which Wang Gang holding 35% interest, Zhang Hongcheng holding 65%.

(4) As of the date of this Agreement, Wang Gang and Ma Jiliang are the registered shareholders of FAB Culture, legally holding all equity interests of FAB Culture, of which Zhang Hongcheng holding 60% interest, Ma Jiliang holding 40%.

(5) In order to give the WFOE the actual control of FAB Digital and FAB Culture, FAB Digital, FAB Digital Shareholders and FAB Culture, FAB Culture Shareholders intend to irrevocable entrust to the WFOE the right of

v

management and operation of FAB Digital and FAB Culture and the responsibilities and authorities of their shareholders and directors of FAB Digital and FAB Culture.

(6) The WFOE agrees to accept the entrustment of FAB Digital, FAB Digital Shareholders and FAB Culture, FAB Culture Shareholders, and to exercise the right of management and operation of FAB Digital and FAB Culture and the responsibilities and authorities of their shareholders and board of directors of FAB Digital and FAB Culture.

NOW, THEREFORE, after friendly consultations among them, the Parties hereby agree as follows:

ARTICLE 1 – DEFINITION

1.1

Unless to be otherwise interpreted by the terms or in the context herein, the following terms in this Agreement shall be interpreted to have the following meanings:

“SERVICE FEES” means the provision of management and consultation services charged by the WFOE hereunder.

1.2

References in this Agreement to any laws and regulations (the “LAWS”) shall include reference (1) at the same time to the amendments, changes, supplements and reformulations of such Laws, whether or not the effectiveness of the same is prior to or after the execution of this Agreement; and (2) at the same time to other decisions, notices and rules formulated or becoming effective according to such Laws.

1.3

Unless otherwise specified in the context of this Agreement, the article, sub-article, section or paragraph mentioned herein shall refer to the corresponding content in this Agreement accordingly.

ARTICLE 2 - LICENSES AND SERVICES BY the WFOE

2.1 FAB Digital, FAB Digital Shareholders and FAB Culture, FAB Culture Shareholders agree to irrevocably entrust the right of management and operation of FAB Digital and FAB Culture and the responsibilities and authorities of their shareholders and board of directors to the WFOE in accordance with the terms and conditions of this Agreement. The WFOE agrees to exercise the aforesaid rights and responsibilities in accordance with the terms and conditions of this Agreement.

2.2 The said entrustment is irrevocable and shall not be withdrawn, unless the Agreement is terminated pursuant to written agreement of both parties.

2.3 The purpose of the entrusted operation is that the WFOE shall be in charge of the normal business operations of FAB Digital and FAB Culture and perform the responsibilities and rights of FAB Digital and FAB Culture’s investors and directors. During the term of the entrusted operation, the WFOE, as the entrusted manager, shall provide full management to FAB Digital and FAB Culture’s operations.

2.4 The contents of the entrusted operation shall include but not be limited to the following:

1)

The WFOE shall be in charge of all aspects of FAB Digital and FAB Culture’s operations; nominate and replace the members of FAB Digital and FAB Culture’s board of directors, and engage FAB Digital and FAB Culture’s management staff and decide their compensation.

2)

The WFOE shall manage and control all funds of FAB Digital and FAB Culture. The accounts of FAB Digital and FAB Culture shall be managed solely by the WFOE. The seals and signatures for such account shall be the seals and signatures of the personnel appointed and confirmed by the WFOE. All cash of FAB Digital and FAB Culture shall be kept in this entrusted account and shall be handled through this account, including but not limited to receipt of all FAB Digital and FAB Culture’s business income, current working capital, recovered account receivables, and the payment of all account payables and operation expenses, employee salaries and asset purchases.

3)

All matters of FAB Digital and FAB Culture, including but not limited to internal financial management, day-to-day operation, external contract execution and performance, tax filing and payment, change of rights and personnel, shall be controlled and managed by the WFOE in all aspects.

4)

The WFOE shall enjoy all other responsibilities and rights enjoyed by FAB Digital and FAB Culture’s investors in accordance with the applicable law and the articles of association of FAB Digital and FAB Culture, including but not limited to the following:

a.

Deciding FAB Digital and FAB Culture’s operation principles and investment plan;

b.

Nominating the members of the board of directors;

c.

Discussing and approving the report of the executive officers;

d.

Discussing and approving the annual financial budget and settlement plan;

e.

Discussing and approving the profit distribution plan and the loss compensation plan;

f.

Resolving on the increase or decrease of the registered capital;

g.

Resolving on the issuance of the corporate bond;

h.

Resolving on the matters including merger, division, change of corporate form, dissolution and liquidation of the company;

i.

Amending the articles of association;

j.

Other responsibilities and rights provided by FAB Digital and FAB Culture’s articles of association.

5)

The WFOE enjoys all other responsibilities and rights enjoyed by FAB Digital and FAB Culture’s board of directors and executive officers in accordance with the applicable law and the articles of association of FAB Digital and FAB Culture, including but not limited to the following:

a.

Executing the resolution of the investors;

b.

Deciding the company’s operation plan and investment scheme;

c.

Composing the annual financial budget and settlement plan;

d.

Formulating the profit distribution plan and the loss compensation plan;

e.

Formulating the plans regarding to the increase or decrease of the registered capital and the issuance of the corporate bond;

f.

Formulating the plans regarding to the matters including merger, division, change of corporate form and dissolution of the company;

g.

Deciding on the establishment of the internal management structure of the company;

h.

Formulating the basic rules and regulations of the company;

i.

Representing the company to sign relative documents;

j.

Other responsibilities and rights provided by FAB Digital and FAB Culture’s articles of association.

2.5  Except those ownership of which belongs to FAB Digital and FAB Culture, all other production facilities refitted or provided by the WFOE hereunder shall belong, in terms of ownership, to the WFOE, while FAB Digital and FAB Culture shall only have the right to use the same during the valid term of this Agreement.

ARTICLE 3 SERVICE FEES

3.1

The Service Fees to be charged by the WFOE for its provision of services hereunder shall be as follows:

(1)

Service Fees to be paid by FAB Digital and FAB Culture shall equal to 100% of the residual return of FAB Digital and FAB Culture which can be waived by the WFOE from time to time in its sole discretion.

(2)

The amount of Service Fees agreed in (1) above shall be shared among FAB Digital and FAB Culture pro rata on a monthly basis according to their actual incomes from main business in the current month.

3.2

 Upon written agreement between the WFOE and FAB Digital and FAB Culture, the fees agreed in Article 3.1 or their calculation percentage may be adjusted according to the circumstances in the actual performance, with particulars thereof to be stipulated in separate supplementary agreements to be entered into between the two Parties as an appendix hereto.

3.3 FAB Digital and FAB Culture shall pay the service fee in a lump sum to the bank account designated by the WFOE within five days after three years since the execution of this Exclusive Service Agreement. In case that the WFOE is to change its bank account, the WFOE shall notify FAB Digital and FAB Culture thereof in writing seven (7) working days in advance.

ARTICLE 4 – EXCLUSIVITY

4.1

Without the prior consent in writing by the WFOE, none of FAB Digital and FAB Culture may accept any management and consulting services from any other third parties.

4.2

The WFOE shall no longer provide any other audio and video products companies at the local places of FAB Digital and FAB Culture with management and consulting services similar to those hereunder. However, this Article does not restrict the WFOE from providing such similar services to audio and video products companies in other cities. Such new companies may, through signing Acknowledgement Letter in the form of Appendix 1 hereof, become a party of this Agreement, to enjoy the same rights of the other companies and to assume the same obligations of the other companies; provided that such new companies shall perform, starting from the date of execution of the Acknowledgement Letter, the payment obligations hereunder of the Service Fees. As the rights and obligations of FAB Digital and FAB Culture hereunder are severable and independent from each other’s, such new companies will not, by their joining in this Agreement, affect in any way the rights and obligations of the existing companies, with the joining-in of such new companies only subject to the confirmation thereof by the WFOE in signing an agreement among them. The companies agree hereby irrevocably and unconditionally to such joining-in, and confirm further that any issue concerning the joining-in of new companies for business cooperation hereunder will not be subject to the agreement of the existing companies.

ARTICLE 5 - INTELLECTUAL PROPERTY

5.1

The rights of intellectual property concerning the work product created during the process of services provision by the WFOE hereunder shall belong to the WFOE.

5.2

During the valid term of this Agreement, if the WFOE develops any new technology that may be used in the daily audio and video products business or management of FAB Digital and FAB Culture, or provides FAB Digital and FAB Culture with other services not included herein at their request, the Parties agree to cooperate with each other thereon in the way, in priority, agreed herein or in the way most similar to that agreed herein, with necessary adjustments to be made to the Service Fee payment percentage agreed in Article 3.

ARTICLE 6 – CONFIDENTIALITY

6.1

No matter if this Agreement is terminated or not, the Parties shall be obliged to keep in strict confidence the commercial secret, proprietary information and customer information in relation to other Parties and any other non-public information of other Parties which they may become aware of as the result of their performance hereof (collectively, “CONFIDENTIAL INFORMATION”).

Unless with prior consent of such other Parties in writing or required to disclose to parties other than Parties hereof according to relevant laws, regulations or listing rules, no Party shall disclose the Confidential Information or any part thereof to any parties other than Parties hereof; unless for the purpose of performance hereof, no Party shall use directly or indirectly the Confidential Information or any part thereof for any other purposes, or it shall bear the default liability and indemnify the losses.

6.2

Upon termination of this Agreement, the Parties shall, upon demand by other Parties providing the Confidential Information, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

6.3

Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 7 - UNDERTAKINGS AND GUARANTEES

7.1 The WFOE, FAB Digital and FAB Culture hereby undertake and guarantee for each of its own that:

7.1.1 It is a company of limited liabilities duly registered and legally existing under the PRC laws with independent legal person status, and with full and independent status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions;

7.1.2 It has full internal power and authority within its company to execute and deliver this Agreement and all other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authority to complete the transaction referred to herein. This Agreement, upon execution, shall be executed and delivered by it legally and properly, and constitutes the legal and binding obligations on it and is enforceable on it in accordance with its terms and conditions;

7.1.3 It has all business licenses necessary for its business operations as of the effective date of this Agreement and other any Acknowledgement Letter in the form provided in Appendix I to this Agreement, has full rights and qualifications to engage in its currently engaged businesses, may perform its obligations hereunder, and will maintain, during the valid term of this Agreement, the validity of all its such business licenses; and

7.1.4 It shall inform promptly the other Parties of any litigations it is involved in and other disadvantageous circumstances that may affect the performance hereof, and shall endeavor at its best efforts to prevent the deterioration of losses caused by such litigations or other disadvantageous circumstances.

7.2

Each Shareholder of FAB Digital and FAB Culture hereby severally and jointly represents and warrants that:

7.2.1 Each Shareholder of FAB Digital and FAB Culture is a PRC citizen with full capacity and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

7.2.2 Each Shareholder of FAB Digital and FAB Culture has full right and authorization to execute and deliver this Agreement and other documents that are related to the transaction referred to herein and to be executed by them. They have full right and authorization with respect to consummate the transaction referred to herein.

7.2.3 This Agreement shall be executed and delivered by the shareholders of FAB Digital and FAB Culture lawfully and properly. This Agreement, upon execution, constitutes the legal and binding obligations on them and is enforceable on them in accordance with its terms and conditions hereof.

ARTICLE 8 - AGREEMENT TERM

8.1

The Parties hereby confirm that, once this Agreement is formally executed by the Parties, this Agreement shall be retrospectively effective as of March 15, 2012; unless terminated earlier by the Parties in writing, this Agreement shall be valid for a term of ten (10) years starting from the date March 15, 2012.

Notwithstanding the provision in the preceding sentence, as the rights and obligations of each of FAB Digital and FAB Culture hereunder are separate and independent from each other, upon agreement in writing by the WFOE, this Agreement may be terminated only in relation to any one of FAB Digital and FAB Culture, with such termination not subject to the agreement of the other audio and video products companies.

8.2

The Parties hereby confirm that, from March 15, 2012 , the amount of the Service Fees shall be negotiated on January 1 each year, with any adjustment thereto (if any) to be made in writing as an appendix hereto.

8.3 Upon termination of this Agreement, each Party shall continue to abide by its obligations under Article 6 hereunder.

ARTICLE 9 – NOTICE

9.1

 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

9.2

 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

ARTICLE 10 - DEFAULT LIABILITY

10.1  The Parties agree and confirm that, if any Party (the “DEFAULTING PARTY”) breaches substantially any of the agreements made under this Agreement, or fails substantially to perform any of the obligations under this Agreement, such a breach shall constitute a default under this Agreement (a “DEFAULT”), then the non-defaulting Party (the “Non-Defaulting Party”) whose interest is damaged thereby shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days upon the Non-Defaulting Party notifying the Defaulting Party in writing and requiring it to rectify the Default, then the Non-Defaulting Party shall have the right, at its own discretion, to (1) terminate this Agreement and require the Defaulting Party to indemnify it fully for the damage; or (2) demand the enforcement of the Defaulting Party’s obligations hereunder and require the Defaulting Party to indemnify it fully for the damage.

10.2  The Parties agree that any of the following events shall be deemed to have constituted the Default:

（1）Any of FAB Digital and FAB Culture or their respective shareholders breaches any provisions of the Entrustment Agreement on Shareholder’s Voting Rights Proxy Agreement entered into by it with the WFOE as of the date hereof;

（2）Any of FAB Digital and FAB Culture or their respective shareholders breaches any provisions of other agreements entered into by them with the WFOE on March 15, 2012.

10.3  The Parties agree and confirm that under no circumstances shall FAB Digital and FAB Culture be able to demand termination of this Agreement for whatever reason, unless the Laws or this Agreement provides for otherwise.

10.4  Notwithstanding any other provisions herein, the validity of this Article 10 shall not be affected by the suspension or termination of this Agreement.

ARTICLE 11 - FORCE MAJEURE

In the event of earthquake, typhoon, flood, fire, war, computer virus, loophole in the design of tooling software, internet system encountering hacker’s invasion, change of policies or laws, and other unforeseeable or unpreventable or unavoidable event of force majeure, which directly prevents a Party from performing this Agreement or performing the same on the agreed condition, the Party encountering such a force majeure event shall forthwith issue a notice by a facsimile and, within thirty (30) days, present the documents proving the details of such force majeure event and the reasons for which this Agreement is unable to be performed or is required to be postponed in its performance, and such proving documents shall be issued by the notaries office of the area where such force majeure event takes place. The Parties shall consult each other and decide whether this Agreement shall be waived in part or postponed in its performance with regard to the extent of impact of such force majeure event on the performance of this Agreement. No Party shall be liable to compensate for the economic losses brought to the other Parties by the force majeure event.

ARTICLE 12 – MISCELLANEOUS

12.1 This Agreement shall be prepared in the Chinese language in six (6) original copies, with each involved Party holding one (1) copy hereof.

12.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Laws.

12.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on the Parties involved in such dispute.

12.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

12.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “PARTY’S RIGHTS”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party’s Rights.

12.6 The titles of the articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

12.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

12.8 Once executed, this Agreement shall replace any other legal documents entered into by the relevant Parties hereof in respect of the same subject matter hereof.

12.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

12.10 No Party shall assign any of its rights and/or obligations hereunder to any parties other than the Parties hereof without the prior written consent from the other Parties.

12.11 This Agreement shall be binding on the legal successors of the Parties.

12.12 The rights and obligations of each of FAB Digital and FAB Culture hereunder are independent and severable from each other, and the performance by any of FAB Digital and FAB Culture of its obligations hereunder shall not affect the performance by any other obligations hereunder.

12.13 Each of the Parties undertakes to declare and pay respectively according to the laws, any taxes in relation to the transaction hereunder.

x

IN WITNESS HEREOF, the Parties have caused this Exclusive Service Agreement to be executed in Beijing as of the date first hereinabove mentioned.

Beijing Dingtai Guanqun Culture Co., Ltd.  (Company Chop)

Signed by:

Name: Deng Pengxiang

Position: Authorized Representative

Beijing FAB Culture Co., Ltd (Company Chop)

Signed by:

Name: Ma Jiliang

Position: Authorized Representative

Beijing FAB Digital Entertainment Products Co., Ltd (Company Chop)

Signed by:

Name: Ma Jiliang

Position: Authorized Representative

Wang Gang (Signature)

Ma Jiliang (Signature)

Zhang Hongcheng (Signature)

APPENDIX 1 - ACKNOWLEDGEMENT LETTER

[●] CO., LTD. (with its registered address at [●], the “NEW PARTY”) agrees hereby to join in as an independent contractor the Exclusive Service Agreement (the “Service Agreement”) entered into by Beijing Dingtai Guanqun Culture Co., Ltd. (the “WOFE”), FAB Digital, FAB Culture and other parties thereto on March 15, 2012, as to become one of the companies defined as “FAB SUBSIDIARIES” therein to carry out cooperative issues with the WOFE, FAB Digital and FAB Culture under that agreement. Having signed this Acknowledgement Letter, the New Party is deemed to have made the same undertakings and guarantees as have been made by the Parties under the Exclusive Service Agreement, and it further agrees to perform the obligations to be performed by the Parties under the Service Agreement, and recognizes the rights and obligations of all the Parties under the Exclusive Service Agreement. As for the New Party, the cooperation under the Service Agreement shall begin on the date upon which this Acknowledgement Letter is executed by the New Party and the WOFE.

NEW PARTY (Company Chop)

Signed by: ______________

Name:

Position: Authorized Representative

Beijing Dingtai Guanqun Culture Co., Ltd.  (Company Chop)

Signed by: ______________

Name:

Position: Authorized Representative

EQUITY PLEDGE AGREEMENT

AMONG

Wang Gang, Ma Jiliang, Zhang Hongcheng

Beijing FAB Digital Entertainment Products Co., Ltd.

Beijing FAB Cultural Media Co., Ltd.

And

Beijing Dingtai Guanqun Culture Co., Ltd.

March 15, 2012

EQUITY PLEDGE AGREEMENT

This EQUITY PLEDGE AGREEMENT (hereinafter, this "AGREEMENT") is entered into in the People's Republic of China (hereinafter, "PRC") as of March 15, 2012 by and among the following Parties:

(1) Wang Gang, Identity Card Number: 220104198705226930

Address: Yao Station, Qiancheng Village, Fufeng Town, Chaoyang District, ChangchunCity, Jilin Province, China;

(2) Ma Jiliang, Identity Card Number: 412725197408308216

Address: Ma Temple, huowangxingzheng Village, Mapu Town, Luyi County, Henan Province, China;

(3) Zhang Hongcheng, Identity Card Number: 220104196805303316

Address: NO.72,Anda Street, Chaoyang District, Changchun City, Jilin Province, China;

(4)Beijing FAB Digital Entertainment Products Co., Ltd. (FAB Digital)

Registered office: AA02 Oriental Plaza, Oriental Square, No.1 Dong Chang’an Street, Dongcheng District, Beijing;

(5)Beijing FAB Culture Co., Ltd. (FAB Culture)

Registered office:Rm 5162, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China;

(6)Beijing Dingtai Guanqun Culture Co., Ltd.  (“the WFOE ”);

Registered office:Rm 6841, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China;

(The above Parties hereinafter each referred to as a "PARTY" individually, and collectively as the "PARTIES". Among them, Wang Gang, Ma Jiliang, Zhang Hongcheng, hereinafter referred to as an "INDIVIDUAL PLEDGOR" individually, and collectively as the "INDIVIDUALPLEDGORS"; Beijing Dingtai Guanqun

Culture Co., Ltd hereinafter referred to as a "PLEDGEE" )

WHEREAS:

1.As of the date of this Agreement, Wang Gang, Zhang Hongcheng are the registered shareholders of FAB Digital, legally holding all equity interests of FAB Digital, of which Wang Gang holding 35% interest, Zhang Hongcheng holding 65%.

2.As of the date of this Agreement, Wang Gang, Ma Jiliang are the registered shareholders of FAB Culture, legally holding all equity interests of FAB Culture, of which Zhang Hongcheng holding 60% interest, Ma Jiliang holding 40%.

3.Pursuant to the Purchase Option Agreement dated as of  March 15, 2012 among the WFOE , the Pledgors and the Target Companies (as defined below), the Pledgors shall transfer part or all of the equity interests of the Target Companies to the WFOE or any other entity or individual designated by the WFOE at the request of the the WFOE .

4. Pursuant to the Shareholders' Voting Right Proxy Agreement dated as of March 15, 2012 among the WFOE , the Pledgors and the Target Companies, (hereinafter, the "PROXY AGREEMENT"), Pledgors have already irrevocably entrusted the personnel designated by the WFOE then with full power to exercise on their behalf all of their shareholders' voting rights in respect of the relevant Target Companies.

5. Pursuant to the Exclusive Service Agreement dated as of March 15, 2012among the WFOE  and the Target Companies (hereinafter, the "SERVICE AGREEMENT"), the Target Companies have already engaged the WFOE exclusively to provide them with relevant management and consultation and other services, for which the Target Companies will respectively pay the WFOE services accordingly.

6. As security for performance by the Pledgors of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), the Pledgors agree to pledge all of their equity interests in the Target Company to the Pledgee and grant the Pledgee the right to request for repayment in first priority and the Target Companies agree such equity pledge arrangement.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

ARTICLE 1 - DEFINITION

1.1

Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"CONTRACT OBLIGATIONS" shall mean all contractual obligations of a Pledgor under the Call Option Agreement and Proxy Agreement; all contractual obligations of a Target Company under the Service Agreement, the Call Option Agreement, the Proxy Agreement and all contractual obligations of a Pledgor under this Agreement.

"TARGET COMPANY" shall mean , to Wang Gang, Zhang Hongcheng, FAB Digital; and to Wang Gang, Ma Jiliang, FAB Culture.

"GUARANTEED LIABILITIES" shall mean all direct, indirect and consequential losses and losses of foreseeable profits suffered by Pledgee due to any Breaching Event (as defined below) a Pledgor and/or a Target Company, and all fees incurred by Pledgee for the enforcement of the Contractual Obligations of a Pledgor and/or a Target Company.

"TRANSACTION AGREEMENTS" shall mean the Exclusive Service Agreement, Call Option Agreement and the Proxy Agreement in respect of a Pledgor; the Exclusive Service Agreement, and Proxy Agreement in respect of a Target Company.

"BREACHING EVENT" shall mean any breach by either Pledgor of its Contract Obligations under the Exclusive Service Agreement, the Proxy Agreement, Call Option Agreement or this Agreement; any breach by a Target Company of its Contract Obligations under the Exclusive Service Agreement, Call Option Agreement and/or Proxy Agreement.

"PLEDGED PROPERTY" shall mean (1) in respect of Wang Gang, Zhang Hongcheng, all of the equity interests in FAB Digital which are legally owned by them as of the effective date hereof as the security for the performance their Contractual Obligations, and the increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof; (2) in respect of Wang Gang, Ma Jiliang, all of the equity interest in the FAB Culture,  which is legally owned by FAB Culture as of the effective date hereof  is to be pledged to the Pledgee as the security for the performance of the Contractual Obligations by it, and the increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof.

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

1.2

The references to any PRC Law herein shall be deemed:

(1)

to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement;

(2)

to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3

Except as otherwise stated in the context herein, all references to an article, clause, item or paragraph shall refer to the relevant part of this Agreement.

ARTICLE 2 - EQUITY PLEDGE

2.1

Each Pledgor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to the Pledgee according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Each Target Company hereby agrees that the Pledgors legally holding equity interest in it to pledge the Pledged Property to the Pledgee according to the provisions hereof.

2.2

Each Pledgor hereby undertakes that it will be responsible for, recording the arrangement of the equity pledge hereunder (hereinafter, the "EQUITY PLEDGE") on the shareholder register of each Target Company on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce of each Target

Company. Each Target Company respectively undertakes that it will do its best to cooperate with the Pledgees to complete the registration with authorities of industry and commerce under this Article.

2.3

During the valid term of this Agreement, except for the willful misconduct or gross negligence of the Pledgee which has direct cause and effect relationship to the reduction in value of the Pledged Property, Pledgee shall not be liable in any way to, nor shall Pledgors have any right to claim in any way or propose any demands on the Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4

To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee's rights, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgors, and discuss with the Pledgors to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution where the Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

2.5

The WFOE as a Pledgee shall be deemed to have created the encumbrance of first order in priority on the Pledged Property, and in case of any Breaching Event, Pledgee shall have the right to dispose the Pledged Property in the way set out in Article 4 hereof.

2.6

Only upon prior consent by the Pledgee shall the Pledgors be able to increase their capital contribution to any or all of the Target Companies. Further capital contribution made by Pledgor (s) in the Target Company shall also be part of the Pledged Property.

2.7

Only upon prior written consent by the Pledgee shall the Pledgors be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by the Pledgors from the Pledged Property shall be deposited into the Pledgee's bank account designated by the Pledgee respectively, to be under the supervision of the Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

2.8

Pledgor agrees to bear joint liabilities respectively to the Pledgee upon occurrence of any Breaching Event on the part of FAB Digital, FAB Culture, and Shareholders,  and the Pledgee shall have the right, upon occurrence of the Breaching Event, to dispose any Pledged Property of any Pledgors in accordance with the provisions hereof.

ARTICLE 3 - RELEASE OF PLEDGE

In respect of equity interest of any Target Company, upon full and complete performance by relevant Pledgors of all of their Contractual Obligations, the Pledgee shall, at the request of relevant Pledgors, release the pledge created on such Target Company under this Agreement, and shall cooperate with relevant Pledgors to go through the formalities to cancel the record of the Equity Pledge in the shareholder register of the relevant Target Company, with the reasonable fees incurred in connection with such release to be borne by the Pledgee with the same proportion.

ARTICLE 4 - DISPOSAL OF THE PLEDGED PROPERTY

4.1

The Pledgors, the Target Companies and the Pledgee hereby agree that, in case of any Breaching Event, the Pledgee shall have the right to exercise, upon giving written notice to the Pledgors, all of the remedial rights and powers enjoyable by them under the PRC Law, including but not limited to being repayment in priority with proceeds from auctions or sale-offs of the Pledged Property. The Pledgee shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

4.2

Pledgee shall have the right to designate in writing its legal counsel or other agents to exercise on their respective behalf any and all rights and powers set out above, and neither Pledgors nor Target Companies shall oppose thereto.

4.3

The reasonable costs incurred by Pledgee in connection with their exercise of any and all rights and powers set out above shall be borne by Pledgors, and Pledgee shall have the right to deduct the costs actually incurred from the proceeds that they acquire from the exercise of the rights and powers.

4.4

The proceeds that Pledgee acquires from the exercise of their respective rights and powers shall be used in the priority order as follows:

Firstly, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of their respective rights and powers (including remuneration paid to their respective legal counsels and agents);

Secondly, to pay any taxes and levies payable for the disposal of the Pledged Property; and

Thirdly, to repay Pledgee for the Guaranteed Liabilities.

In case of any balance after payment of the above amounts, Pledgee shall return the same to Pledgors or other persons entitled thereto according to the relevant laws and rules or submit the same to the local notary institution where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

4.5

The Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the equity interest of any Target Company held by any Pledgor; the Pledgee shall not be obliged to exercise other remedies at breaching before their exercise of the right to the auctions or sale-offs of the Pledged Property hereunder. The Pledgors or Target Companies shall not oppose to whether the Pledgee exercises any part of the right to the pledge or the sequence of exercising the pledged interest.

ARTICLE 5 - FEES AND COSTS

All costs actually incurred in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by Pledgor with the same proportion.

ARTICLE 6 - CONTINUITY AND NO WAIVE

The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgors in respect of their breach, nor delay by Pledgee in exercising any of its rights under this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law, the rights of Pledgee to demand at anytime thereafter the strict performance of this Agreement by Pledgors or the rights Pledgee may be entitled to due to subsequent breach by Pledgors of the obligations under this Agreement.

ARTICLE 7 - REPRESENTATIONS AND WARRANTIES BY PLEDGORS

Each of Pledgors hereby, in respect of itself and Target Company in which it holds equity interest, represents and warrants to Pledgee as follows:

7.1

Each Individual Pledgor is a PRC citizen with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions; FAB Culture and FAB Digital is a limited liability corporation duly incorporated and validly existing under the PRC Law, has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.2

Each Target Company is a limited liability corporation duly incorporated and validly existing under the PRC Law, it has independent status as a legal person; it has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.3

All reports, documents and information concerning Pledgors and all matters as required by this Agreement which are provided by Pledgors to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

7.4

At the time of the effectiveness of this Agreement, Pledgors are the sole legal owner of the Pledged Property, with no existing dispute whatever concerning the ownership of the Pledged Property. Pledgors have the right to dispose of the Pledged Property or any part thereof.

7.5

Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interest set on the Pledged Property.

7.6

The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgors have the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

7.7

This Agreement constitutes the legal, valid and binding obligations on Pledgors when it is duly executed by Pledgors.

7.8

Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

7.9

The execution and performance by Pledgors of this Agreement are not in violation of or conflict with any laws applicable to them, or any agreement to which they are a party or which has binding effect on their assets, any court judgment, any arbitration award, or any administration authority decision.

7.10 The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

7.11

 All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgors.

7.12 There is no pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any court or any arbitral tribunal against Pledgors, or their property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any government authority or any administration authority against Pledgors, or their property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgors or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.13 Pledgors hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

ARTICLE 8 - REPRESENTATIONS AND WARRANTIES BY TARGET COMPANY

Each Target Company hereby individually represents and warrants to Pledgee as follows:

8.1

Each Target Company is a limited liability corporation duly incorporated and validly existing under the PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

8.2

All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Target Company to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

8.3

All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Target Company to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

8.4

This Agreement constitutes the legal, valid and binding obligations on Target Company when it is duly executed by Target Company.

8.5

It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

8.6

There is no pending or, to the knowledge of Target Company, threatened litigation, legal process or demand by any court or any arbitral tribunal against Target Company, or their property (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Target Company, threatened litigation, legal process or demand by any government authority or any administration authority against Target Company, or their property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Target Company or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

8.7

Each Target Company hereby agree to bear joint responsibilities to Pledgee in respect of the representations and Warranties made by its relevant Pledgor according to Article 7.5, Article 7.6, Article 7.7, Article 7.9 and Article 7.11 hereof.

8.8

Target Company hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

ARTICLE 9 - UNDERTAKINGS BY PLEDGORS

Each of the Pledgors hereby individually undertakes to Pledgee in respect of it and its Target Company of which it holds equity as follows:

9.1

Without the prior written consent by Pledgee, Pledgors shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.2

Without first giving written notice to Pledgee and having Pledgee's prior written consent, Pledgors shall not transfer the Pledged Property, and any attempt by Pledgors to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgors shall be used to repay to Pledgee in advance the Guaranteed Liabilities or submit the same to the third party agreed with Pledgee.

9.3

In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Pledgors or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgors undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

9.4

Pledgors shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.5

Pledgors guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.6

In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgors guarantee that they will take all necessary measures to realize such assignment.

ARTICLE 10 - UNDERTAKINGS BY TARGET COMPANY

10.1 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder will be cooperated to handle or obtain by Target Company to their best efforts and will be ensured to remain full effective during the valid term of this Agreement.

10.2 Without the prior written consent of Pledgee, Target Company shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

10.3 Without having Pledgee's prior written consent, Target Company shall not cooperate to transfer or permit to transfer the Pledged Property.

10.4 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Target Company or Pledgee under the Transaction Agreements and hereunder or the equity of Target Company as the Pledged Property, Target Company undertake to notify Pledgee thereof in writing promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

10.5 Target Company shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

10.6 Target Company shall provide Pledgee with the financial statement of the last calendar season within the first month of each calendar season, including but not limited to the balance sheet, the income statement and the statement of cash flow.

10.7 Target Company guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

10.8 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Target Company guarantee that they will take all necessary measures to realize such assignment.

ARTICLE 11 - ENCUMBRANCE OF FIRST ORDER IN PRIORITY

11.1

 The WFOE has the encumbrance of first order in priority on any and all Pledged Property.  Pursuant to the stipulations of the Transaction Agreement, any Breaching Event under any Transaction Agreement shall result in the occurrence of Breaching Event under other Transaction Agreement, the WFOE shall claim the pledged interest hereunder to Pledgor relevant to the Breaching Event, and be repaid in priority in the proportion of their respective security amount from the proceeds obtained according to the disposal of Pledged Property stipulated in Article 4 hereof.

ARTICLE 12 - CHANGE OF CIRCUMSTANCES

12 As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgors and Target Company shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(1)

keep this Agreement remain in effect;

(2)

facilitate the disposal of the Pledged Property in the way provided herein; and/or

(3)

maintain or realize the intention or the guarantee established hereunder.

ARTICLE 13 - EFFECTIVENESS AND TERM OF THIS AGREEMENT

13.1 This Agreement shall become effective upon the satisfaction of all of the following conditions in respect of any Target Company and any Pledgor who holds the equity of the Target Company:

(1)

this Agreement is duly executed by Pledgors, the Target Company and the Pledgors who pledge the equity of the Target Company; and

(2)

the Equity Pledge hereunder has been legally recorded in the shareholders' register of the Target Company.

Pledgors shall provide the registration certification of the Equity Pledge being recorded in the shareholders' register as mentioned above to Pledgee in a way satisfactory to Pledgee.

13.2 This Agreement shall have its valid term until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities.

ARTICLE 14 - NOTICE

14.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

14.2  The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

ARTICLE 15 - MISCELLANEOUS

15.1 Pledgee may, upon notice to Pledgors but not necessarily with Pledgors' consent, assign Pledgee's rights and/or obligations hereunder to any third party; provided that Pledgors may not, without Pledgee's prior written consent, assign Pledgors' rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgors shall continue to perform the obligations of Pledgors under this Agreement.

15.2 This Agreement shall be prepared in the Chinese language in seven (7) original copies, with each involved Party holding one (1).

15.3 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Law.

15.4 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

15.5 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

15.6 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter, the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

15.7 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

15.8 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

15.9 This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed.

15.10 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to Article 15.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering the rights and obligations of Target Company and Pledgors are severable and independent, in case the amendment or supplement is intended to have impact upon one Party of the Target Company and part of the Pledgors who hold the equity interest, the amendment or supplement requires the consent by the Target Company and the part of the Pledgors only and it is not required to obtain the consent of other Target Company and other Pledgors (to the extent the amendment or supplement does not have impact upon such Pledgor).

15.11 This Agreement shall be binding on the legal successors of the Parties.

15.12 At the time of execution hereof, each of Pledgors shall sign respectively a power of attorney (as set out in Appendix I hereto, hereinafter, the "POWER OF ATTORNEY") to authorize any person designated by the WFOE to sign on its behalf according to this Agreement any and all legal documents necessary for the exercise by Pledgee of the WFOE's rights hereunder. Such Power of Attorney shall be delivered to the WFOE to keep in custody and, when necessary, the WFOE may at any time submit the Power of Attorney to the relevant government authority.

15.13 Notwithstanding any provision to the contrary in this Agreement, new companies except the Target Company and its shareholders can be included as one party of this Agreement by executing the Acknowledgement Letter in the form of Appendix II to this Agreement. The new companies shall enjoy the same rights and obligations as other Target Companies; the shareholders of the new companies shall enjoy the same rights and obligations as other Pledgors hereunder. Considering that the rights and obligations of the Target Company and relevant Pledgors under the Agreement are severable and independent, the participation of the new target companies and their shareholders will not affect the rights and obligations of the original Target Company and relevant Pledgors, the participation of the new target companies only requires confirmation of the WFOE by signature. Each of the Target Company hereby irrevocably and unconditionally agree the participation of the new companies and their shareholders and further confirm that shareholders of any new target companies can pledge their equity of the new target companies to the WFOE according to the stipulation of this Agreement not necessarily with consent of the original Target Company or their relevant Pledgors.

IN WITNESS HEREOF, the following Parties have caused this Equity Pledge Agreement to be executed as of the date and in the place first here abovementioned.

WangGang (Signature)

Ma Jiliang (Signature):

ZhangHongcheng(Signature):

Beijing FAB Digital Entertainment Products Co., Ltd. (Company Chop)

Signed by:

Name: Ma Jiliang

Position: Authorized Representative

Position: Beijing FAB Cultural Media Co., Ltd. (Company Chop)

Signed by:

Name: Ma Jiliang

Position: Authorized Representative

Beijing Dingtai Guanqun Culture Co., Ltd. (Company Chop)

Signed by:

Name: Deng Pengxiang

Position: Authorized Representative

APPENDIX I

FORMAT OF THE POWER OF ATTORNEY

I/The company, ____[●]________, hereby entrusts ____[●]________, [with his/her identity card number _______[●]_____,] to be my/the company's authorized trustee to sign on my/the company's behalf all legal documents necessary or desirous for Beijing Dingtai Guanqun Culture Co., Ltd. (the “WOFE”) to exercise their rights under the Equity Pledge Agreement between them dated as of March 15, 2012, myself/our company and local cosmetology hospital.

Signature:  [●]

Date:

[●]

APPENDIX II

ACKNOWLEDGEMENT LETTER

[●] (identity card number: ______[●]______________)/[●] limited liability company (registered address: _________[●]___________)(hereinafter, "PARTICIPATED PLEDGOR") and [●] limited liability company (registered address: _________[●]___________) (hereinafter, "PARTICIPATED TARGET COMPANY") hereby agree to participate in Equity Pledge Agreement dated on March 15, 2012 between Beijing Dingtai Guanqun Culture Co., Ltd. (hereinafter "WOFE"), and other relevant parties (hereinafter, "EQUITY PLEDGE AGREEMENT") as an independent contract party. Participated Pledgors and Participated Target Companies pledge the equity of the Participated Target Companies which constitute [●]% of the registered capital of the Participated Target Companies to the WOFE as the date of the Acknowledgement Letter to secure the following contractual obligations:

This Acknowledgement Letter once executed by the Participated Pledgors and Participated Target Company, Participated Pledgors and Participated Target Companies shall make the same undertakings and warranties with those of Pledgors and Target Companies under the Equity Pledge Agreement, agree to perform the obligations of Pledgors and Target Company stipulated in the Equity Pledge Agreement, and admit the rights and obligations of Parties under the Equity Pledge Agreement.

[Name of Participated Pledgors]

(Company Chop)

Signature by:

[●]

Name:

[●]

Position:

Authorized Representative

[Name of Participated Target Company]

(Company Chop)

Signature by:

[●]

Name:

[●]

Position:

Authorized Representative]

Beijing Dingtai Guanqun Culture Co., Ltd. (Company Chop)

Signature by:

[●]

Name:

[●]

Position:

Authorized Representative]

CALL OPTION AGREEMENT

AMONG

Wang Gang, Ma Jiliang, Zhang Hongcheng,

Beijing FAB Digital Entertainment Products Co., Ltd.

Beijing FAB Culture Co., Ltd.

And

Beijing Dingtai Guanqun Culture Co., Ltd.

March 15, 2012

CALL OPTION AGREEMENT

This CALL OPTION AGREEMENT (this "AGREEMENT") is entered into in Beijing of the People's Republic of China (the "PRC") as of March 15, 2012 by and among the following Parties:

(1) Wang Gang, Identity Card Number: 220104198705226930

Address:Yao Station, Qiancheng Village, Fufeng Town, Chaoyang District, Changchun City, Jilin Province, China;

(2) Ma Jiliang, Identity Card Number: 412725197408308216

Address: Mamiao, Huowang administrative Village, Mapu Town, Luyi County, Henan Province, China;

(3) Zhang Hongcheng, Identity Card Number: 220104196805303316

Address: No.72, Anda Street, Chaoyang District, Changchun City, Jilin Province, China;

(4) Beijing FAB Digital Entertainment Products Co., Ltd. (“FAB Digital”), a company incorporated under the laws of P. R.China, with its legal address at AA02 Oriental Plaza, Oriental Square, No.1 Dong Chang’an Street, Dongcheng District, Beijing, China;

(5) Beijing FAB Culture Co., Ltd. (“FAB Culture”), a company of limited liabilities incorporated under the laws of P. R.China, with its legal address at Rm 5162, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China;

(6)

Beijing Dingtai Guanqun Culture Co., Ltd. (“The WFOE”）, a company of limited liabilities incorporated under the laws of P. R. China, with its legal address at Rm 6841, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China.

(Hereby each party hereinafter shall be individually referred to as “ONE PARTY” and collectively, “PARTIES”. Wang Gang, Ma Jiliang, and Zhang Hongcheng, hereinafter shall be individually referred to as a "PERSONAL SHAREHOLDER" and collectively, the "PERSONAL SHAREHOLDERS". The Personal Shareholder and FAB Digital and FAB Culture hereinafter individually referred to as a "SHAREHOLDER" and collectively, the "SHAREHOLDERS". The Shareholders, FAB Digital, and FAB Culture hereinafter shall be individually referred to as a "PARTY" and collectively referred to as the "PARTIES".)

WHEREAS

(1)

As of the date of this Agreement,Wang Gang and Zhang Hongcheng, are the registered shareholders of FAB Digital, legally holding all equity interests of FAB Digital, of which Wang Gang holding 35% interest, Zhang Hongcheng holding 65%.

(2)

As of the date of this Agreement, Wang Gang and Zhang Hongcheng, are the registered shareholders of FAB Culture, legally holding all equity interests of FAB Culture, of which Zhang Hongcheng holding 60% interest, Ma Jiliang holding 40%..

(3)

The Shareholders intend to transfer to the WFOE, and the WFOE is willing to accept, all their respective equity interest in the Target Companies (as defined below), to the extent not violating PRC Law.

(4)

In order to conduct the above equity transfer, the Shareholders agree to jointly grant the WFOE an irrevocable call option for equity transfer (hereinafter the "CALL OPTION"), under which and to the extent permitted by PRC Law, the Shareholders shall on demand of the WFOE transfer the Option Equity (as defined below) to the WFOE and/or any other entity or individual designated by it in accordance with the provisions contained herein.

(5)

FAB Digital and FAB Culture intend to transfer to the WFOE all of its assets and liabilities to the extent not violating PRC Law. In order to conduct the above asset transfer, FAB Digital and FAB Culture agree to grant the WFOE an irrevocable call option for assets (hereinafter the "ASSET CALL OPTION"), under which and to the extent as permitted by PRC Law, FAB Digital and FAB Culture shall on demand of the WFOE transfer the assets and liabilities to the WFOE and/or any other entity or individual designated by it in accordance with the provisions contained herein.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

ARTICLE 1 - DEFINITION

1.1

Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

"OPTION EQUITY" shall mean, in respect of each of the Shareholders, all of the equity interest held thereby in the Target Company Registered Capital (as defined below).

"TARGET COMPANY" shall mean, to Wang Gang, and Zhang Hongcheng,, FAB Digital to Wang Gang and Ma Jiliang,  FAB Culture .

"TARGET COMPANY REGISTERED CAPITAL" shall mean the registered capital of FAB Digital and FAB Culture as of the execution date of this Agreement, each was RMB1,000,000 Yuan, which shall include any expanded registered capital for each Target Company as the result of any capital increase within the term of this Agreement.

"TRANSFERRED EQUITY" shall mean the equity of Target Company which the WFOE has the right to require the Shareholders to transfer to it or its designated entity or individual when the WFOE exercises its Call Option (hereinafter the "EXERCISE OF OPTION") in accordance with Article 3.2 herein, the amount of which may be all or part of the Option Equity and the details of which shall be determined by the WFOE at its sole discretion in accordance with the then valid PRC Law and from its commercial consideration.

"TRANSFER PRICE" shall mean all consideration that the WFOE or its designated entity or individual is required to pay to the Shareholders in order to obtain the Transferred Equity upon each Exercise of Option. In spite of any provision herein, in case of the WFOE exercising the call option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of P.R.China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the WFOE immediately with no additional compensation to FAB Digital and FAB Culture and Shareholders. FAB Digital and FAB Culture and Shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the WFOE and its designated entity or individual to sign on his or her behalf and hereby gives the WFOE and its designated entity or individual a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision. If there exists any regulatory provision with respect to Transfer Price under the then PRC Law, the WFOE or its designated entity or individual shall be entitled to determine the lowest price permitted by PRC Law as the Transfer Price.

"BUSINESS PERMITS" shall mean any approvals, permits, filings, registrations etc. which FAB Digital and FAB Culture is required to have for legally and validly operating its digital entertainment products, video-visual and cultural products production and all such other businesses, including but not limited to the Business License of the Cooperate Legal Person, the Tax Registration Certificate, the Practice Permit for digital entertainment products, video-visual and cultural products production and such other relevant licenses and permits as required by the then PRC Law.

"TARGET COMPANY ASSETS" shall mean, in respect of any Target Company, all the tangible and intangible assets which such Target Company owns or has the right to use during the term of this Agreement, including but not limited to any immoveable and moveable assets, and such intellectual property rights as trademarks, copyrights, patents, proprietary know-how, domain names and software use rights.

"THE EXCLUSIVE SERVICE AGREEMENT" shall mean the Exclusive Service Agreement entered into among each Target Company dated March 15, 2012.

"MATERIAL AGREEMENT" shall mean an agreement to which any Target Company is a party and which has a material impact on the businesses or assets of the Target Company, including but not limited to the Exclusive Service Agreement among the Target Company and the WFOE, and other agreements regarding the Target Company's video-visual and cultural products production and operation business.

1.2

The references to any PRC Law herein shall be deemed

(1)

to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

(2)

to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3

Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

ARTICLE 2  GRANT AND EXERCISE OF CALL OPTION

The Parties agree that the Shareholders exclusively grant the WFOE hereby irrevocably and without any additional conditions with a Call Option, under which the WFOE shall have the right to require the Shareholders to transfer the Option Equity to the WFOE or its designated entity or individual in such method as set out herein and as permitted by PRC Law. The WFOE also agrees to accept such Call Option.

In case of the WFOE exercising the call option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the WFOE immediately with no additional compensation to FAB Digital and FAB Culture and Shareholders. FAB Digital and FAB Culture and Shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the company's relevant officers to sign on his or her behalf and hereby gives the company and any of its relevant officers a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.

ARTICLE 3 - METHOD OF EXERCISE OF OPTION

3.1

To the extent permitted by PRC Law, the WFOE shall have the sole discretion to determine the specific time, method and times of its Exercise of Option.

3.2

If the then PRC Law permits the WFOE and/or other entity or individual designated by it to hold all the equity interest of Target Company, then the WFOE shall have the right to elect to exercise all of its Call Option at once, where the WFOE and/or other entity or individual designated by it shall accept all the Option Equity from the Shareholders at once; if the then PRC Law permits the WFOE and/or other entity or individual designated by it to hold only part of the equity in Target Company, the WFOE shall have the right to determine the amount of the Transferred Equity within the extent not exceeding the upper limit of shareholding ratio set out by the then PRC Law (hereinafter the "SHAREHOLDING LIMIT"), where the WFOE and/or other entity or individual designated by it shall accept such amount of the Transferred Equity from the Shareholders. In the latter case, the WFOE shall have the right to exercise its Call Option at multiple times in line with the gradual deregulation of PRC Law on the permitted Shareholding Limit, with a view to ultimately acquiring all the Option Equity.

3.3

At each Exercise of Option by the WFOE, each of the Shareholders shall transfer their respective equity in the Target Company to the WFOE and/or other entity or individual designated by it respectively in accordance with the amount required in the Exercise Notice stipulated in Article 3.5. The WFOE and other entity or individual designated by it shall pay the Transfer Price to each of the Shareholders who has transferred the Transferred Equity for the Transferred Equity accepted in each Exercise of Option. The WFOE shall have the right to elect to pay the purchase price by settlement of certain credits held by it or its affiliates to the shareholders.

3.4

In each Exercise of Option, the WFOE may accept the Transferred Equity by itself or designate any third party to accept all or part of the Transferred Equity.

3.5

On deciding each Exercise of Option, the WFOE shall issue to the Shareholders a notice for exercising the Call Option (hereinafter the "EXERCISE NOTICE", the form of which is set out as Appendix I hereto). The Shareholders shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity in accordance with the Exercise

Notice to the WFOE and/or other entity or individual designated by the WFOE in such method as described in Article 3.3 herein.

3.6

The Shareholders hereby severally undertake and guarantee that once the WFOE issues the Exercise Notice in respect to the specific Transferred Equity of the Target Company held by it:

(1)

it shall immediately hold or request to hold a shareholders' meeting of the Target Company and adopt a resolution through the shareholders' meeting, and take all other necessary actions to agree  to the transfer of all of the Call Option to the WFOE  and/or other entity or individual designated by it at the Transfer  Price and waive the possible preemption;

(2)

it shall immediately enter into an equity transfer agreement with the WFOE and/or other entity or individual designated  by it for transfer of all the Transferred Equity to the WFOE and/or other entity or individual designated by it at the  Transfer Price; and

(3) it shall provide the WFOE with necessary support (including providing and executing all the relevant legal documents, processing all the procedures for government approvals and registrations and bearing all the relevant obligations) in accordance with the requirements of the WFOE and of the laws and regulations, in order that the WFOE and/or other entity or individual designated by it may take all the Transferred Equity free from any legal defect.

3.7

At the meantime of this Agreement, the Shareholders shall respectively enter into a power of attorney (hereinafter the "POWER OF ATTORNEY", the form of which is set out as Appendix II hereto), authorizing in writing any person designated by the WFOE to, on behalf of such Shareholder, to enter into any and all of the legal documents in accordance with this Agreement so as to ensure that the WFOE and/or other entity or individual designated by it take all the Transferred Equity free from any legal defect. Such Power of Attorney shall be delivered for custody by the WFOE and the WFOE may, at any time if necessary, require the Shareholders to enter into multiple copies of the Power of Attorney respectively and deliver the same to the relevant government department.

ARTICLE 4  ASSET CALL OPTION

FAB Digital and FAB Culture and the Personal Shareholders hereby further undertake to grant the WFOE irrevocably an option to purchase assets within the term of this Agreement: to the extent not violating the mandatory requirements under PRC Law, FAB Digital and FAB Culture will transfer all of its assets and liabilities to the WFOE and/or other entity or individual designated by it when required by the WFOE.

In case of the WFOE exercising the Asset Call Option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the WFOE  immediately with no additional compensation to the FAB Digital and FAB Culture  and Shareholders. FAB Digital and FAB Culture and Shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the company's relevant officers to sign on his or her behalf and hereby gives the company and any of its relevant officers a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.

ARTICLE 5  REPRESENTATIONS AND WARRANTIES

5.1

Each of the Shareholders hereby severally represents and warrants in respect to it self and the Target Company in which he holds equity as follows:

5.1.1 Each of the Personal Shareholders is a PRC citizen with full capacity, with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party.

Each of the Personal Shareholders has full power and authorization to execute and deliver this Agreement and all other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

5.1.2 This Agreement is executed and delivered by Personal Shareholders legally and properly. This Agreement, upon execution, constitutes the legal and binding obligations on Personal Shareholders and is enforceable on it in accordance with its terms and conditions. The Personal Shareholders are the registered legal owner of the Option Equity as of the effective date of this Agreement or any Acknowledgement Letter in the form as provided in Appendix III to this Agreement, and except the rights created by this Agreement, the Shareholders' Voting Rights Proxy Agreement entered into by Personal Shareholders, the WFOE and their respective Target Company dated March 15, 2012 (the "PROXY

AGREEMENT"), the Equity Pledge Agreement entered into by it, the WFOE, the Target Company dated March 15, 2012 (the "EQUITY PLEDGE AGREEMENT"), there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, the WFOE and/or other entity or individual designated by it may, after the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.1.3 Target Company shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Target Company shall have sufficient rights and qualifications to operate within PRC the businesses of cosmetic surgery services and other business relating to its current business structure. Target Company has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

5.2

FAB Digital and FAB Culture hereby represents and warrants in respect to itself and the Target Company in which it holds equity as follows:

5.2.1 FAB Digital and FAB Culture is a limited liability company operation duly registered and validly existing under the PRC Law, with independent status as a legal person; FAB Digital and FAB Culture has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

5.2.2 FAB Digital and FAB Culture has full power and authorization to execute and deliver this Agreement and all other documents to be entered into by it in relation to the transaction referred to herein, and it has full power and authorization to complete the transaction referred to herein.

5.2.3 This Agreement is executed and delivered by FAB Digital and FAB Culture legally and properly. This Agreement, upon execution, constitutes legal and binding obligations on it.

5.2.4 FAB Digital and FAB Culture is the registered legal shareholder of the Option Equity when this Agreement or any Acknowledgement Letter in the form as provided in Appendix III to this Agreement comes into effect, except the rights created by this Agreement, the Proxy Agreement, the Equity Pledge Agreement, there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, the WFOE and/or other entity or individual designated by it may, upon the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.2.5 Target Company shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Target Company shall have sufficient rights and qualifications to operate within PRC the businesses of cosmetic surgery services and other business relating to its current business structure. Target Company has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

The remaining shareholders of FAB Digital and FAB Culture hereto have given written approvals regarding the content of this Agreement and have irrevocably undertaken, upon the Exercise of Option by FAB Digital and FAB Culture of Option Equity  in accordance with this Agreement, to respectively waive possible  rights of preemption and offer necessary assistance.

5.3

The WFOE hereby represents and warrants as follows:

5.3.1 The WFOE is a company with limited liability properly registered and legally existing under PRC Law, with an independent status as a legal person. The WFOE has full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions.

5.3.2 The WFOE has full power and authorization to execute and deliver this Agreement and all other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

ARTICLE 6  UNDERTAKINGS BY THE SHAREHOLDERS

6.1

The Shareholders hereby individually undertake within the term of this Agreement that it must take all necessary measures to ensure that Target Company is able to obtain all the Business Permits necessary for its business in a timely manner and all the Business Permits remain in effect at any time.

6.2

The Shareholders hereby individually undertake within the term of this Agreement that:

6.2.1 without the prior written consent by the WFOE, no Shareholders shall transfer or otherwise dispose of any Option Equity or create any encumbrance or other third party rights on any Option Equity;

6.2.2 without the prior written consent by the WFOE, no Shareholders shall increase or decrease the Target Company Registered Capital or cast affirmative vote regarding the aforesaid increase or decrease in registered capital;

6.2.3 without the prior written consent by the WFOE, no Shareholders shall dispose of or cause the management of Target Company to dispose of any of the Target Company Assets (except as occurs during the arm's length operations);

6.2.4 without the prior written consent by the WFOE, no Shareholders shall terminate or cause the management of Target Company to terminate any Material Agreements entered into by Target Company, or enter into any other Material Agreements in conflict with the existing Material Agreements;

6.2.5 without the prior written consent by the WFOE, no Shareholders shall individually or collectively cause each Target Company to conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to and approved by the WFOE in writing);

6.2.6 without the prior written consent by the WFOE, no Shareholders shall appoint or cancel or replace any executive directors or members of board of directors (if any), supervisors or any other management personnel of Target Company to be appointed or dismissed by the Shareholders;

6.2.7 without the prior written consent by the WFOE, no Shareholders shall announce the distribution of or in practice release any distributable profit, dividend or share profit or cast affirmative votes regarding the aforesaid distribution or release;

6.2.8 it shall ensure that Target Company shall validly exist and prevent Target Company from being terminated, liquidated or dissolved;

6.2.9 without the prior written consent by the WFOE, no Shareholders shall amend the Articles of Association of Target Company or cast affirmative votes regarding such amendment;

6.2.10 it shall ensure that Target Company shall not lend or borrow any money, or provide guarantee or engage in security activities in any other forms, or bear any substantial obligations other than on the arm's length basis; and

6.2.11 if it acquires any equity interest of a new digital entertainment products, video-visual and cultural products production other than the Target Company within the term of this Agreement and such new digital entertainment products, video-visual and cultural products production business relies on the service provided by the WFOE, it shall grant the WFOE Transferred Option in respect to the equity interest held by it in such digital entertainment products, video-visual and cultural products production and operation subject to and upon the same terms and conditions of this Agreement.

6.3

The Shareholders hereby individually undertake that it must make all its efforts during the term of this Agreement to develop the business of Target Company, and ensure that the operations of Target Company are legal and in compliance with the regulations and that it shall not engage in any actions or omissions which might harm the Target Company Assets or its credit standing or affect the validity of the Business Permits of Target Company.

6.4

Without limiting the generality of Article 6.3 above, considering the fact that each Shareholder of each Target Company sets aside all equity interests held thereby in each Target Company as security to secure the performance by each Target Company of the obligations under the Exclusive Service Agreement, the performance of such Shareholder of the obligations under the Proxy Agreement, the Shareholder undertakes to, within the term of this Agreement, make full and due performance of any and all of the obligations on the part thereof under the Proxy Agreement, and to procure the full and due performance of each Target Company of any and all of its obligations under the Exclusive Service Agreement and warrants that no adverse impact on exercising the rights under this Agreement by the WFOE will be incurred due to the breach by the Shareholder of the Proxy Agreement or the breach of the Target Company of the Exclusive Service Agreement.

6.5

FAB Digital and FAB Culture undertakes that, before its Exercise of Option and acquire all equity of FAB Digital and FAB Culture, FAB Digital and FAB Culture  shall not do the following:

6.5.1 Sell, transfer, mortgage or dispose by other way any assets, business, revenue or other legal rights of its own or any Target Company, or permit creating any encumbrance or other third party's interest on such assets, business, revenue or other legal rights (except as occurs during the arm's length or operations or daily operation, or as is disclosed to the WFOE and approved by the WFOE in writing);

6.5.2 conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to the WFOE and approved by the WFOE in writing);

6.5.3 release any dividend or share profit to the Personal Shareholders or cause the Target Company to do so in any form.

ARTICLE 7 - CONFIDENTIALITY

7.1

Notwithstanding the termination of this Agreement, the Shareholders shall be obligated to keep in confidence the following information (hereinafter collectively the "CONFIDENTIAL INFORMATION"): (i)  information on the execution, performance and the contents of this Agreement;  (ii)  the commercial secret, proprietary information and customer information in relation to the WFOE known to or received by it as the result of execution and performance of this Agreement; and (iii)the commercial secrets, proprietary information and customer information in relation to Target Company known to or received by it as the shareholder of Target Company.

The Shareholders may use such Confidential Information only for the purpose of performing its obligations under this Agreement. Shareholders shall not disclose the above Confidential Information to any third parties without the written consent from the WFOE, or they shall bear the default liability and indemnify the losses.

7.2

Upon termination of this Agreement, both Shareholders shall, upon demand by the WFOE, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

7.3

Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 8 - TERM OF AGREEMENT

8.1

This Agreement shall take effect as of the date of formal execution by the Parties. For each Shareholder, this Agreement shall terminate in respect to such Shareholder when all the Option Equity of all the Target Company held by him is legally transferred under the name of the WFOE and/or other entity or individual designated by it in accordance with the provisions of this Agreement.

8.2

After termination of this Agreement in respect to such Shareholder according to Article 8.1 above, this Agreement continues to be fully valid in respect to other Shareholders.

ARTICLE 9 - NOTICE

9.1

Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

9.2

The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

ARTICLE 10 - LIABILITY FOR BREACH OF CONTRACT

10.1

The Parties agree and confirm that, if any party (hereinafter the "DEFAULTING PARTY") breaches substantially any of the provisions herein or omits substantially to perform any of the obligations hereunder, or fails substantially to perform any of the obligations under this Agreement, such a breach or omission shall constitute a default under this Agreement (hereinafter a "DEFAULT"), then non-defaulting party (the “Non-Defaulting Party”) shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days upon Non-Defaulting Party notifying the Defaulting Party in writing and requiring it to rectify the Default, then Non-Defaulting Party shall have the right at its own discretion to select any of the following remedial measures:

(1)

to terminate this Agreement and require the Defaulting Party to indemnify it for all the damage; or

(2)

mandatory performance of the obligations of the Defaulting Party hereunder and require the Defaulting Party to indemnify it for all the damage.

10.2 Without limiting the generality of Article 10.1, any breach of the Proxy Agreement, the Equity Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; and any breach by Target Company of any provision in the Exclusive Service Agreement, if attributable to the failure of any Shareholder to perform the obligations thereof under Article 6.4 hereof, shall be deemed as having constituted the breach by such Shareholder of this Agreement.

10.3 The Parties agree and confirm that in no circumstances shall the Shareholders request the termination of this Agreement for any reason, except otherwise stipulated by law or this Agreement.

10.4 Notwithstanding any other provisions herein, the validity of this Article shall stand disregarding the suspension or termination of this Agreement.

ARTICLE 11 - MISCELLANEOUS

11.1 This Agreement shall be prepared in the Chinese language in seven (7) original copies, with each involved Party holding one (1) copy hereof.

11.2

 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Law.

11.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all Parties.

11.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

11.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

11.6 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

11.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

11.8 Upon execution, this Agreement shall substitute any other legal documents previously executed by the Parties on the same subject.

11.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each of the Shareholders hereunder are independent and severable from each other, in case the amendment or supplement to this Agreement is intended to have impact upon one of the Shareholders, such amendment or supplement requires the approval of such Shareholder only and it is not required to obtain the approval from the other ones of the Shareholders (to the extent the amendment or supplement do not have impact upon such other Shareholders).

11.10

Without prior written consent by the WFOE, the Shareholders shall not transfer to any third party any of its right and/or obligation under this Agreement, the WFOE shall have the right to transfer to any third party designated by it any of its right and/or obligation under this Agreement after notice to the Shareholders.

11.11

This Agreement shall be binding on the legal successors of the Parties.

Notwithstanding any provision to the contrary in this Agreement, in case of the event stipulated under Article 6.2.11, the relevant Shareholder shall, upon request by the WFOE, procure that such new digital entertainment products, video-visual and cultural products production companies should be included as a Target Company defined hereunder and that the all the equity interest held by such Shareholder in such new digital entertainment products, video-visual and cultural products production companies shall become the Option Equity defined hereunder, by signing the acknowledgement letter in substantially the form attached hereto as Appendix III. Considering that the rights and obligations of each of the Shareholders hereunder are independent and severable from each other, the arrangement procuring that the equity interest in such new digital entertainment products, video-visual and cultural products production companies becoming the Option Equity will have no impact on the rights or obligations of the other Shareholders, the above arrangement requires written confirmation of the WFOE and the relevant Shareholder only. The other Shareholders hereto hereby grant irrevocable and unconditional waiver in respect to such arrangement, and further acknowledge that the relevant Shareholder should not be obligated to obtain approval from them when he or it make the equity interest held by him or it Option Equity.

IN WITNESS HEREOF, the following Parties have caused this Call Option Agreement to be executed as of the date and in the place first here above mentioned.

Wang Gang (Signature):

Ma Jiliang (Signature):

Zhang Hongcheng (Signature):

Beijing FAB Digital Entertainment Products Co., Ltd.(Company Chop):

Signed by:

Name: Ma Jiliang

Position: Authorized Representative

Beijing FAB Culture Co., Ltd (Company Chop)

Signed by:

Name: Ma Jiliang

Position: Authorized Representative

Beijing Dingtai Guanqun Culture Co., Ltd. (Company Chop)

Signed by:

Name: Deng Pengxiang

Position: Authorized Representative

APPENDIX I:

FORMAT OF THE OPTION EXERCISE NOTICE

To: [●],

As our company and you/your company and other relevant parties signed an Call Option Agreement as of March 15, 2012 (hereinafter the "OPTION AGREEMENT"), and reached an agreement that you/your company shall transfer the equity you/your company hold in [name of the Target Company](hereinafter the "TARGET COMPANY") to our company or any third parties designated by our company on demand of our company to the extent as permitted by the PRC Law and regulations,

Therefore, our company hereby gives this Notice to you/your as follows:

Our company hereby requires to exercise the Call Option under the Option Agreement and [our company]/[name of company/individual] designated by our company shall accept the equity you/your company hold accounting for [●]% of [name of the Target Company] Registered Capital (hereinafter the "PROPOSED ACCEPTED EQUITY"). You/Your company is required to forthwith transfer all the Proposed Accepted Equity to [our company]/[name of designated company/individual] upon receipt of this Notice in accordance with the agreed terms in the Option Agreement.

Best regards,

Beijing Dingtai Guanqun Culture Co., Ltd (Company Chop)

Signed by:

Name:

Position: Authorized Representative

APPENDIX II:

FORM OF THE POWER OF ATTORNEY

I/The company, ______[●]____________, hereby irrevocably entrust _____[●]_____________ [with his/her identity card number of _____[●]_____________], as the authorized representative of me/the company, to sign the Equity Transfer Agreement and other relevant legal documents between me and ___[●]___________ regarding the Equity Transfer of [name of the Target Company]

Signature:  [●]

Date:  [●]

APPENDIX III:

ACKNOWLEDGEMENT LETTER

I[name] (ID Card number:__ [●]____)/This company (registered address ), as an independent party, hereby agree to grant the Beijing Dingtai Guanqun Culture Co., Ltd (hereinafter the "the WFOE ") with an irrevocable equity Call Option (hereinafter "CALL OPTION") in respect to [●]% of the equity share of [●] (hereinafter the "NEW TARGET COMPANY") held by me/this company.

Once this Acknowledgement Letter is executed by me/this company, the New Target Company and the newly increase equity share begin to be the "Target Company" and "Option Equity" defined under the Call Option Agreement (hereinafter the "CALL OPTION AGREEMENT") entered into among FAB Digital, FAB Culture, and Beijing Dingtai Guanqun Culture Co., Ltd. and other relevant parties dated March 15, 2012; and I/this company immediately make the same representations and warranties in respect to the New Target Company and relevant equity Call Option as I/this company made under the Call Option Agreement in respect to the defined Target Company and Call Option.

[NAME OF THE SHAREHOLDER/NAME OF THE COMPANY (Company Chop)

Signature by:

[●]

Name:

[●]

Position: Authorized Representative]

Beijing Dingtai Guanqun Culture Co., Ltd (Company Chop)

Signed by:

Name:

Position: Authorized Representative

SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

AMONG

Wang Gang, Ma Jiliang, Zhang Hongcheng

Beijing FAB Digital Entertainment Products Co., Ltd.

Beijing FAB Cultural Media Co., Ltd.

And

Beijing Dingtai Guanqun Culture Co., Ltd.

March 15, 2012

SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

This EQUITY PLEDGE AGREEMENT (hereinafter, this "AGREEMENT") is entered into in the People's Republic of China (hereinafter, "PRC") as of March 15, 2012 by and among the following Parties:

(1) Wang Gang, Identity Card Number: 220104198705226930

Address: Yao Station, Qiancheng Village, Fufeng Town,

ChaoyangDistrict, ChangchunCity, Jilin Province, China；

(2) Ma Jiliang, Identity Card Number: 412725197408308216

Address: Ma Temple, huowangxingzheng Village, Mapu Town,

Luyi County, Henan Province, China；

(3) Zhang Hongcheng, Identity Card Number: 220104196805303316

Address: NO.72,Anda Street, Chaoyang District, Changchun City, Jilin Province, China；

(4) Beijing FAB Digital Entertainment Products Co., Ltd. (“FAB Digital”)

Registered office : AA02 Oriental Plaza, Oriental Square, No.1 Dong Chang’an

Street, Dongcheng District, Beijing；

(5)Beijing FAB Culture Co., Ltd. (“FAB Culture”)

Registered office:Rm 5162, Building 3, No.3 Xijing Lu, Badachu High-tech Garden,Shijingshan District, Beijing；

(6)Beijing Dingtai Guanqun Culture Co., Ltd.  (the WFOE );

Registered office:Rm 6841, Building 3, No.3 Xijing Lu, Badachu High-tech Garden, Shijingshan District, Beijing, China；

(The above Parties hereinafter each referred to as a "PARTY" individually, and collectively, the "PARTIES". Among them, Wang Gang, Ma Jiliang , Zhang Hongcheng, shall hereinafter be individually referred to as a “SHAREHOLDER” and collectively, “SHAREHOLDERS”.)

WHEREAS:

(1)

As of the date of this Agreement, Wang Gang, Zhang Hongcheng are the registered shareholders of “FAB Digital”, legally holding all equity interests of FAB Digital, of which Wang Gang holding 35% interest, Zhang Hongcheng holding 65%.

(2)

As of the date of this Agreement, Wang Gang, Ma Jiliang are the registered shareholders of “FAB Culture”, legally holding all equity interests of “FAB Culture”, of which Zhang Hongcheng holding 60% interest, Ma Jiliang holding 40%.

(3)

The Shareholders intend to severally entrust the individual designated by the WFOE with the exercises of their voting rights in Target Company (as defined below) while the WFOE is willing to designate such an individual.

The Parties hereby have reached the following agreement upon friendly consultations:

ARTICLE 1 - VOTING RIGHTS ENTRUSTMENT

1.1

Under this Agreement, "TARGET COMPANY" shall mean , to Wang Gang, Zhang Hongcheng, “FAB Digital”; and to Wang Gang, Ma Jiliang, “FAB Culture”.

1.2

The Shareholders hereby irrevocably undertake to respectively sign the Entrustment Letter after execution of the Agreement to respectively entrust the personnel (“TRUSTEES”) then designated by the WFOE to exercise the following rights enjoyed by them as shareholders of Target Company in accordance with the then effective articles of association of Target Company (collectively, the “ENTRUSTED RIGHTS”):

(1)

Proposing to convene and attending shareholders’ meetings of Target Company as proxy of the Shareholders according to the articles of association of Target Company;

(2)

Exercising voting rights as proxy of the Shareholders, on issues discussed and resolved by the shareholders’ meeting of Target Company, including but not limited to the appointment and election for the directors, general manager and other senior management personnel of Target Company.

The above authorization and entrustment is granted subject to the status of trustees as PRC citizens and the approval by the WFOE. Upon and only upon written notice of dismissing and replacing Trustee(s) given by the WFOE to the Shareholders, the Shareholders shall promptly entrust another PRC citizen then designated by the WFOE to exercise the above Entrusted Rights, and once new entrustment is made, the original entrustment shall be replaced; the Shareholders shall not cancel the authorization and entrustment of the Trustee(s) otherwise.

1.3

The Trustees shall perform the entrusted obligation within the scope of entrustment in due care and prudence and in compliance with laws; the Shareholders acknowledge and assume relevant liabilities for any legal consequences of the Trustees’ exercise of the foregoing Entrusted Rights.

1.4

The Shareholders hereby acknowledge that the Trustees are not required to seek advice from the Shareholders prior to their respective exercise of the foregoing Entrusted Rights. However, the Trustees shall inform the Shareholders in a timely manner of any resolution or proposal on convening interim shareholders’ meeting after such resolution or proposal is made.

ARTICLE 2 - RIGHT TO INFORMATION

2.1

For the purpose of exercising the Entrusted Rights under this Agreement, the Trustees are entitled to know the information with regard to Target Company’s operation, business, clients, finance, staff, etc., and shall have access to relevant materials of Target Company. Target Company shall adequately cooperate with the Trustees in this regard.

ARTICLE 3 - EXERCISE OF ENTRUSTED RIGHTS

3.1

The Shareholders will provide adequate assistance to the exercise of the Entrusted Rights by the Trustees, including execution of the resolutions of the shareholders’ meeting of Target Company or other pertinent legal documents made by the Trustee when necessary (e.g., when it is necessary for examination and approval of or registration or filing with governmental departments).

3.2

If at any time during the term of this Agreement, the entrustment or exercise of the Entrusted Rights under this Agreement is unenforceable for any reason except for default of any Shareholder or Target Company, the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

ARTICLE 4 - EXEMPTION AND COMPENSATION

4.1

The Parties acknowledge that the WFOE shall not be requested to be liable for or compensate (monetary or otherwise) other Parties or any third party due to exercise of Entrusted Rights by the Trustees designated by the WOFE under this Agreement.

4.2

Target Company and the Shareholders agree to compensate the WFOE for and hold it harmless against all losses incurred or likely to be incurred by it due to exercise of the Entrusted Rights by the Trustees designated by the WFOE, including without limitation any loss resulting from any litigation, demand arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities.

However, the Shareholders and Target Company will not compensate for losses incurred due to willful misconduct or gross negligence of the WOFE.

ARTICLE 5  REPRESENTATIONS AND WARRANTIES

5.1

Each of the Personal Shareholders hereby severally and jointly represents and warrants that:

5.1.1 Each of the Personal Shareholders is a PRC citizen with full capacity and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

5.1.2 Each of the Personal Shareholders has full right and authorization to execute and deliver this Agreement and other documents that are related to the transaction referred to herein and to be executed by them. They have full right and authorization with respect to consummate the transaction referred to herein.

5.1.3 This Agreement shall be executed and delivered by the Personal Shareholders lawfully and properly. This Agreement, upon execution, constitutes the legal and binding obligations on them and is enforceable on them in accordance with its terms and conditions hereof.

5.1.4 The Personal Shareholders are registered and legal shareholders of Target Company as of the effective date of this Agreement, and except the rights created by this Agreement, the Call Option Agreement entered into by the WFOE, Target Companies and Personal Shareholders on March 15, 2012 (the “CALL OPTION AGREEMENT”), as well as the Equity Pledge Agreement entered into by the WFOE, Target Company and Personal Shareholders on March 15, 2012, (the “EQUITY PLEDGE AGREEMENT”), there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

5.1.5 Considering the fact that according to Equity Pledge Agreement, considering the fact that Personal Shareholders will set aside all the equity interest held thereby in relevant Target Company as security to secure the performance by them of their obligations under the Call Option Agreement, Personal Shareholders undertake to make full and due performance of the obligations under the Call Option Agreement during the valid term of this Agreement, and they will not be in conflict with any stipulation under the Call Option Agreement, which are likely to have impact on the exercise of the Entrusted Rights by the Trustees under this Agreement.

5.1.6 Considering the facts that the Target Company entered into the Exclusive Agreement (the “SERVICE AGREEMENT”) on  March 15, 2012 with the WFOE, the Call Option Agreement, and that the Shareholders of Target Company will set aside all equity interests held thereby in the Target Company as security to secure the performance of the contractual obligations under the above two agreements by the Target Company, the Personal Shareholders undertake to, during the valid term of this Agreement, procure the full and due performance of the Target Company of any and all its obligations under the Service Agreement and the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Service Agreement, Call Option Agreement by the Target Company.

5.2

the WFOE (excluding the person designated by it) hereby represents and warrants that:

5.2.1 The WFOE,which is a company with limited liability properly registered and legally existing under PRC laws, with an independent corporate legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.2.2 The WFOE has the full corporate power and authority to execute and deliver this Agreement and all other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3

Target Company hereby in respect of themselves respectively represents and warrants that:

5.3.1 it is a company with limited liability properly registered and legally existing under PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.3.2 it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3.3 the Shareholders are registered shareholders as of the effective date of this Agreement or any Acknowledge Letter in the form as provided in Appendix III to this Agreement , legally holding the equity interest in it as registered from time to time. Except rights created by this Agreement, the Equity Pledge Agreement and the Call Option Agreement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

5.3.4 Considering the facts that the Target Company entered into the Service Agreement and the Call Option Agreement on  March 15, 2012 with the WFOE, the Shareholders of Target Company will set aside all the equity interests held thereby as security to secure the performance of the contractual obligations by the Target Company under the Service Agreement and the Call Option Agreement, the Target Company undertakes to, during the valid term of this Agreement, make full and due performance of any and all obligations under the Service Agreement and the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Service Agreement and the Call Option Agreement by Target Company.

5.4

FAB Digitalhereby in respect of itself represents and warrants that:

5.4.1 It is a company with limited liability properly registered and legally existing under the PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.4.2 It has the full corporate power and authority to execute and deliver this Agreement and all other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.4.3 As of the effective date of this Agreement, Wang Gang and Zhang Hongcheng are the registered shareholders, legally holding the equity interests in FAB Digital . Except rights created by this Agreement, the Equity Pledge Agreement and the Call Option Agreement , there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of FAB Digital.

5.4.4 As of the effective date of this Agreement , Wang Gang and Ma Jiliang are the registered shareholders, legally holding the equity interests in FAB Cultural. Except rights created by this Agreement, the Call Option Agreement and the Equity Pledge Agreement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of FAB Cultural.

5.4.5 Considering the fact that according to the Equity Pledge Agreement, it shall set aside all equity interest held thereby in relevant Target Company as security to secure the performance of its obligations under the Call Option Agreement, FAB Digital, FAB Culture and Shareholders undertake to make full and due performance of the Call Option Agreement during the valid term of this Agreement and that it will not be in conflict with any term under the Call Option Agreement, which may have impact on the exercise of the Entrusted Rights by the Trustees under this Agreement.

5.4.6 Considering the fact that according to the Equity Pledge Agreement, that Shareholders of the Target Company will set aside all equity interests held thereby in the Target Company as security to secure the performance of the contractual obligations by the Target Company under the Service Agreement and the Call Option Agreement, FAB Cultural and FAB Digital undertakes to, during the valid term of this Agreement, procure the full and due performance of any and all obligations under the Service Agreement and the Call Option Agreement by the Target Company in which it holds equity interest, and warrants that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to breaching the Service Agreement or the Call Option Agreement by the Target Company.

ARTICLE 6 - TERM OF AGREEMENT

6.1

This Agreement takes effect from the date of due execution of all the Parties hereto, with the valid term of twenty (10) years, unless terminated in advance by written agreement of all the Parties or according to Article 8.1 of this Agreement. This Agreement shall automatically renew for another one (1) year when the term (whether original or extended, if applicable) of this Agreement is due, unless the WFOE gives a thirty-day notice in writing to the other Parties of the cancellation of such renewal.

6.2

In case that a Shareholder transfers all of the equity interests held by it in the Target Company with prior consent of the WFOE, such Shareholder shall no longer be a Party to this Agreement whilst the obligations and commitments of the other Parties under this Agreement shall not be adversely affected thereby.

ARTICLE 7 - NOTICE

7.1

Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

7.2

The abovementioned notice or other correspondences shall be deemed to have been delivered when (i) it is transmitted if transmitted by facsimile or telex, or (ii) it is delivered if delivered in person, or (iii) when five (5) days have elapsed after posting the same if posted by mail.

ARTICLE 8 DEFAULT LIABILIT Y

8.1

The Parties agree and confirm that, if any of the Parties (the “DEFAULTING PARTY”) breaches substantially any of the provisions herein or fails substantially to perform any of the obligations hereunder, such a breach or failure shall constitute a default under this Agreement (a “DEFAULT”).  In such event any of the other Parties without default (a “NON-DEFAULTING PARTY”) who incurs losses arising from such a Default shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days upon a Non-defaulting Party notifying the Defaulting Party in writing and requiring it to rectify the Default, then the relevant Non-defaulting Party shall be entitled to choose at its discretion to (1) terminate this Agreement and require the Defaulting Party to indemnify all damages, or (2) require specific performance by the Defaulting Party of this Agreement and indemnification against all damages.

8.2

Without limiting the generality of Article 8.1 above, any breach by any Shareholder of the Call Option Agreement or Equity Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; any breach by the Target Company of the Service Agreement or the Call Option Agreement shall be deemed as having constituted the breach by Target Company of this Agreement.

8.3

The Parties agree and confirm, the Shareholders or Target Company shall not request the termination of this Agreement for whatsoever reason and under whatsoever circumstance, except otherwise stipulated by laws or this Agreement.

8.4

Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 9 - MISCELLANEOUS

9.1

This Agreement shall be prepared in Chinese language in seven (7) original copies, with each involved Party holding one (1) hereof.

9.2

      The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by the laws of the PRC.

9.3

Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

9.4

Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

9.5

Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with the laws (the “PARTY’S RIGHTS”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

9.6

The titles of the articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions

9.7

Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

9.8

      Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

9.9

Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each Target Company and its Shareholders are independent and severable from each other, in case that the amendment or supplement to this Agreement is intended to have impact upon one of the Target Companies and its Shareholders, such amendment or supplement requires only the approval of the WOFE, the Target Company and its Shareholder while no consent is necessary from other Target Companies and their Shareholders (to the extent that the amendment or supplement does not have impact upon such other Shareholders).

9.10 In respect of the Shareholder and the Target Company, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from the WFOE; the WFOE shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholders.

9.11

 This Agreement shall be binding on the legal successors of the Parties.

9.12 The rights and obligations of the Target Companies are severable and independent, performance of this Agreement by any Shareholder and any Target Company shall not affect the performance by other Shareholders and other Target Companies.

9.13 Notwithstanding any provision to the contrary in this Agreement, new companies other than the Target Companies and their shareholder(s) can be included as one party to this Agreement by signing the Acknowledgement Letter in the form of Appendix I to this Agreement. The new companies shall enjoy the same rights and assume the same obligations as other Target Companies; the shareholder(s) of the new companies shall enjoy the same rights and assume obligations as the other Shareholders hereunder. Since the rights and obligations of the Target Company and its Shareholder(s) under the Agreement are severable and independent, the participation of the new target companies and their shareholders will not affect the rights and obligations of the original Target Company and its Shareholders, the participation of the new target companies only requires confirmation of the WFOE by signing the Acknowledgement Letter. Each of the Target Companies hereby irrevocably and unconditionally agrees to the participation of the new companies and their shareholders, and further confirms that the shareholder(s) of any new target company can entrust the Trustees to exercise the voting rights according to the terms of this Agreement not necessarily with consent of the original Target Companies or their relevant Shareholder(s).

IN WITNESS HEREOF, the following Parties have caused this Shareholders’ Voting Rights Proxy Agreement to be executed as of the date and in the place first here above mentioned.

WangGang (Signature):

Ma Jiliang (Signature):

ZhangHongcheng(Signature):

Beijing FAB Digital Entertainment Products Co., Ltd. (Company Chop)

Signed by:

Name: Ma Jiliang

Position: Authorized Representative

Beijing FAB Cultural Media Co., Ltd. (Company Chop)

Signed by:

Name: Ma Jiliang

Position: Authorized Representative

Beijing Dingtai Guanqun Culture Co., Ltd. (Company Chop)

Signed by:

Name: Deng Pengxiang

Position: Authorized Representative